Reinsurance Agreement I553176US-15

This Automatic Self Administered YRT Reinsurance Agreement

Effective March 1, 2015

(hereinafter referred to as the “Agreement”)

is made between

The Penn Mutual Life Insurance Company

a Pennsylvania insurance company

(hereinafter referred to as the “Company”)

and

Swiss Re Life & Health America Inc.

a Connecticut insurance company

(hereinafter referred to as the “Reinsurer”)

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Table of Contents

Article 1
1.1	General
1.2	Scope of Coverage

Article 2
2.1	Automatic Reinsurance
2.2	Facultative Reinsurance

Article 3
3.1	Automatic Submissions
3.2	Facultative Submissions

Article 4
4.1	Commencement of Automatic Reinsurance Liability
4.2	Commencement of Facultative Reinsurance Liability
4.3	Conditional Receipt or Temporary Insurance Agreement Liability

Article 5
5.1	Premium Accounting
5.2	Currency
5.3	Non-Payment of Premiums

Article 6
6.1	Right of Offset

Article 7
7.1	Conversions
7.2	Policy Changes
7.3	Reductions
7.4	Lapses
7.5	Reinstatements
7.6	Reinsurance Limits

Article 8
8.1	Retention Limit Change
8.2	Recapture

Article 9
9.1	Claims Notice and Consultation
9.2	Claims Payment
9.3	Claims Practices
9.4	Contested Claims
9.5	Claims Expenses
9.6	Extra Contractual Obligations
9.7	Misstatement of Age or Sex

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Article 10
10.1	Errors and Omissions in Administration of Reinsurance
10.2	Dispute Resolution
10.3	Arbitration
10.4	Expedited Dispute Resolution Process

Article 11
11.1	Insolvency

Article 12
12.1	DAC Tax Election
12.2	Taxes and Expenses

Article 13
13.1	Entire Agreement
13.2	Inspection of Records
13.3	Utmost Good Faith
13.4	Confidentiality
13.5	OFAC Compliance

Article 14
14.1	Representations and Warranties

Article 15 .
15.1	Business Continuity

Article 16
16.1	Duration of Agreement
16.2	Severability
16.3	Construction
16.4	Credit for Reinsurance
16.5	Non-Waiver
16.6	Retrocession
16.7	Governing Law
16.8	Interest
16.9	Counterparts

Execution

Exhibits
A	Business Covered
A-1	Business Guidelines
A-2	Facultative Submissions
B	Reinsurance Application
C	General Terms
C-1	Rates and Terms for Specific Plans
D	The Company’s Retention Limits
E	Automatic Issue and Acceptance Limits
F	Reinsurance Reports

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Article 1

1.1	General

This Agreement is an indemnity reinsurance agreement solely between the Company and the Reinsurer. The acceptance of risks under this Agreement by the Reinsurer will create no right or legal relation between the Reinsurer and the insured, owner, beneficiary, or assignee of any insurance policy of the Company.

This Agreement will be binding upon the parties hereto and their respective successors and assigns including any rehabilitator, conservator, liquidator or statutory successor of either party. Neither party may effect any novation of this Agreement without the other party’s prior written consent.

Day or days, when used in this Agreement, will mean calendar days.

1.2	Scope of Coverage

This Agreement applies to all directly issued insurance policies and supplemental benefits and riders listed in Exhibit A (hereinafter referred to as “policies” or “policy”) and issued in a jurisdiction in which the Company is properly licensed. On and after the effective date of this Agreement, the Company will cede and the Reinsurer will accept its share of the benefits specified in Exhibit A in accordance with the terms of this Agreement. The policies accepted by the Reinsurer will be hereinafter referred to as “Reinsured Policies.”

The Company may not reinsure the retained amounts specified in Exhibit D on any basis without the Reinsurer’s prior written consent.

This Agreement does not cover the following unless specified elsewhere:

a)	Noncontractual policy changes or group conversions; or

b)

Policies issued under a program where full current evidence of insurability consistent with the amount of insurance is not obtained, or where conventional selection criteria are not applied in underwriting the risk; or

c)	Any conversion of a previously issued policy that had been reinsured with another reinsurer.

Each Reinsured Policy must provide for the maximum periods of suicide and contestability protection permitted by applicable law.

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Article 2

2.1	Automatic Reinsurance

The Company will automatically cede and the Reinsurer will automatically accept its share of the Company’s policies provided that, to the best of the Company’s knowledge:

a)	The Company has retained on each life the amount set out in Exhibit D according to the age and mortality rating at the time of underwriting; and

b)

The total of the new ultimate face amount of reinsurance required, including any contractual increases and the amount already reinsured on that life under this Agreement and all other life agreements between the Reinsurer and the Company, does not exceed the Automatic Acceptance Limits set out in Exhibit E; and

c)

The total new ultimate face amount of insurance, including any contractual increases on that life in force with all companies, including the Company, does not exceed the In Force Limits set out in Exhibit E; and

d)

The application is on a life for which the current or any previous application had not been submitted by the Company on a facultative basis to the Reinsurer or any other reinsurer within the last five years, unless the reason for the previous facultative submission was for exceeding Automatic Acceptance Limits or exceeding In Force Limits and no longer applies; and

e)	The Policy is not purchased as part of a premium financing program or third party investment program, unless such programs have been approved in writing by the Reinsurer.

For purposes of this Article, “ultimate face amount” will mean, to the best of the Company’s knowledge, the projected maximum face amount at the time of underwriting, including any contractual increases, that could be reached based on reasonable assumptions made about the policy.

If the Company is already on the risk for its retention under previously issued policies, the Reinsurer will automatically accept reinsurance for newly issued policies according to the limits set out in Exhibit E, provided the Company has complied with the business guidelines specified in Exhibit A-1 (hereinafter the “Business Guidelines”) that would have applied if the new policy had been fully retained by the Company.

2.2	Facultative Reinsurance

Policies that do not qualify for automatic reinsurance hereunder may be submitted to the Reinsurer on a facultative basis. Additionally, policies that qualify for automatic reinsurance may be submitted to the Reinsurer for facultative consideration. If a policy that qualifies for automatic reinsurance is submitted to the Reinsurer or other reinsurers for consideration, the policy will be treated as if proposed on a facultative basis.

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Article 3

3.1	Automatic Submissions

The Company will report Reinsured Policies ceded automatically to the Reinsurer according to the terms specified in Exhibit F.

Upon request, the Company will provide the Reinsurer copies of the application, underwriting papers and other information pertaining to any automatic cession under this Agreement.

3.2	Facultative Submissions

Applications for reinsurance on a facultative basis will be made in accordance with Exhibit A-2. Unless the Reinsurer provides written consent to an extension, the Company will have the number of days specified in Exhibit A-2 from the date of the Reinsurer’s final offer in which to place the policy with the insured/owner, after which the Reinsurer’s offer will expire without further notice or obligation.

The terms of this Agreement will apply to each accepted facultative offer, unless the offer specifies different terms.

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Article 4

4.1	Commencement of Automatic Reinsurance Liability

The Reinsurer’s liability for any Reinsured Policy accepted automatically will begin simultaneously with the Company’s contractual liability for that policy.

4.2	Commencement of Facultative Reinsurance Liability

The Reinsurer’s liability for facultative reinsurance will begin simultaneously with the Company’s contractual liability if the Company has accepted, during the lifetime of the insured, the Reinsurer’s offer of coverage. However, the Reinsurer will be bound to facultative policies that are placed with the Reinsurer by the Company in accordance with the Company’s reasonably documented facultative acceptance procedures which have been provided to the Reinsurer.

The Reinsurer will have no liability for any application submitted for facultative consideration if the Reinsurer declined facultative coverage or made an offer of coverage that was not accepted by the Company as required by the terms of this Agreement.

4.3	Conditional Receipt or Temporary Insurance Agreement Liability

Automatic reinsurance coverage provided by the Reinsurer for the Company’s conditional receipt or temporary insurance agreement will begin simultaneously with the Company’s contractual liability and is limited to the Reinsurer’s share, as shown in Exhibit A, of amounts accepted within the Company’s usual cash-with-application procedures for temporary coverage, up to the limits shown in Exhibit E.

For facultative applications submitted to the Reinsurer, the Reinsurer’s liability under a conditional receipt or a temporary insurance agreement will begin simultaneously with the Company’s contractual liability if the Reinsurer has received notice from the Company that the Reinsurer’s facultative offer has been accepted. The Reinsurer’s liability is limited to its share, as shown in Exhibit A, of amounts accepted within the Company’s usual cash- with-application procedures for temporary coverage, up to the limits shown in Exhibit E.

If the proposed insured dies prior to the completion of the underwriting process, the Reinsurer will continue underwriting the risk to determine if a facultative offer would have been made on the risk. If so, the Reinsurer will accept liability for the risk, subject to the limits specified in the paragraph above.

The Reinsurer has ho liability for facultative applications that the Company has not submitted to the Reinsurer.

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Article 5

5.1	Premium Accounting

The Company will pay the Reinsurer premiums in accordance with the terms specified in Exhibit C-1.

The method and requirements for reporting and remitting premiums are specified in Exhibit F.

5.2	Currency

All payments due under this Agreement will be made in U.S. Dollars.

5.3	Non-Payment of Premiums

The payment of reinsurance premiums is a condition to the liability of the Reinsurer for reinsurance provided by this Agreement. If reinsurance premiums are not paid within 60 days of the due date, the Reinsurer may terminate reinsurance for all Reinsured Policies having reinsurance premiums in arrears. If the Reinsurer elects to terminate any Reinsured Policies after such 60 day period, it will then give the Company at least 15 days’ prior written notice of its intention to terminate such reinsurance. If ail reinsurance premiums in . arrears, including any which may become in arrears during such 15 day notice period, are not paid before the end of the notice period, the Reinsurer’s obligations for those Reinsured Policies will be limited to obligations relating to events arising on or before the last date for which reinsurance premiums have been paid in full for each Reinsured Policy.

If reinsurance is terminated according to this Article, unearned premiums, net of outstanding balances, will be paid by the party with the positive balance.

The Reinsurer’s right to terminate reinsurance will not prejudice its right to collect premiums, and applicable interest as specified in Exhibit C, for the period reinsurance was in force, through and including the 15 day notice period.

The Company may not force termination through the non-payment of reinsurance premiums to avoid the Agreement’s requirements or to transfer the Reinsured Policies to another party.

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Article 6

6.1	Right of Offset

The Company and the Reinsurer will have the right to offset any undisputed balances, whether on account of premiums, allowances, credits, claims or otherwise due from one party to the other under this Agreement or under any other reinsurance agreement between the Company and the Reinsurer.

The rights provided under this Article are in addition to any rights of offset that may exist at common law. The parties’ offset rights may be enforced notwithstanding any other provision of this Agreement including, without limitation, the provisions of Article 11. ‘

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Article 7

7.1	Conversions

If a Reinsured Policy is converted according to the policy’s terms and the applicable provisions of the Business Guidelines, the Company will notify the Reinsurer as specified in Exhibit F. The amount to be reinsured will be determined on the same basis as used for the original Reinsured Policy (excess of retention or quota share} but will not exceed the amount reinsured as of the date of conversion unless mutually agreed otherwise.

Reinsurance will be on a YRT basis using the YRT Rates for Conversions specified in Exhibit C-1.

7.2	Policy Changes

“Policy changes” refers to the variety of actions that may be made to a policy after issue. These actions include, but are not limited to, replacements, exchanges, changes in plans, a change in the face amount of the policy or the addition of a covered rider. If there is a change to the reinsurance on a Reinsured Policy, the Company will inform the Reinsurer in the subsequent Changes and Terminations Report specified in Exhibit F.

Except as provided in this Article, whenever a Reinsured Policy is changed and the Company’s underwriting guidelines do not require that full evidence of insurability be obtained, the reinsurance will remain in effect with the Reinsurer under this Agreement using point in scale rates, whether the change is made before or after any cancellation of this Agreement for new business. The suicide and contestability periods applicable to the original Reinsured Policy will apply to the reissued Reinsured Policy and the duration for premium payment will be measured from the effective date of the original Reinsured Policy.

Whenever a Reinsured Policy is changed and the Company’s underwriting guidelines require that full evidence of insurability be obtained, unless required by applicable law, and the suicide and contestability periods are based on the reissued policy date, the reinsurance for the reinsured policy will remain in effect with the Reinsurer as long as the Agreement is open to new business.

Policy changes to Reinsured Policies will be subject to the Reinsurer’s prior written approval, if:

a)	The new ultimate face amount of the policy, including any contractual increases, would be in excess of the Automatic Acceptance Limit in effect at the time of the change, as set out in Exhibit E; or

b)	The new ultimate face amount of the policy, including any contractual increases, and the amount already in force in all companies on the same life exceeds the In Force Limits stated in Exhibit E; or

c)	The policy was reinsured on a facultative basis, unless the policy change is only a reduction in death benefit amount; or

d)	Evidence of insurability is not obtained if required in the Company’s underwriting guidelines; or

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e)	If the change includes a policy with features such as, but not limited to, riders or options that are different from the original policy.

Unless otherwise agreed, first year premium rates and allowances as specified in Exhibit C-1 will apply to the amount underwritten as well as for a non-contractual increase.

7.3	Reductions

Unless specified otherwise in this Agreement, if the amount of a Reinsured Policy issued by the Company is reduced and:

a)

The amount of reinsurance is on an excess basis, then the amount of reinsurance on that life will be reduced effective the same date by the full amount of the reduction under the original Reinsured Policy. If the amount of insurance terminated equals or exceeds the amount of reinsurance, the full amount of reinsurance will be terminated; or

b)

The amount of reinsurance is on a quota share basis, then the amount of reinsurance on that Reinsured Policy will be reduced effective the same date by the same proportion as the reduction under the original Reinsured Policy.

The reduction will apply to any reinsurance on the Reinsured Policy being reduced. However, the Company will not be required to assume a risk for an amount in excess of its regular retention for the age at issue and the mortality rating of the policy under which reinsurance is being terminated.

The Company will not backfill retention for policy lapses or face amount decreases on policies as they occur due to constraints of the current administrative system. However, at the time that a new policy is issued, or a face amount increases, the administrative system will backfill retention on the new coverage taking into consideration all inforce policies for that life, as specified in the Agreement.

If the reinsurance for a Reinsured Policy has been placed with more than one reinsurer, the reduction will be applied to all reinsurers pro rata to the amounts originally reinsured with each reinsurer.

A reduction to one of the Company’s policies not reinsured hereunder will require that the Company maintain its required retention as specified in Exhibit D of this Agreement.

7.4	Lapses

When a policy issued by the Company lapses, the corresponding reinsurance on the Reinsured Policy will be terminated effective the same date. Unless specified otherwise in this Agreement, if a policy fully retained by the Company lapses, the terms of Article 7.3 will apply. Full retention shall be defined as specified in Exhibit D of this Agreement.

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If a policy issued by the Company lapses and extended term insurance is elected under the terms of that policy, the corresponding reinsurance on the Reinsured Policy will continue on the same basis as the original Reinsured Policy until the expiry of the extended term period.

If a policy issued by the Company lapses and reduced paid-up insurance is elected under the terms of that policy, the amount of the corresponding reinsurance on the Reinsured Policy will be reduced according to the terms of Article 7.3.

If the Company allows the policy to remain in force under its automatic premium loan regulations, the corresponding reinsurance on the Reinsured Policy will continue unchanged and in force as long as such regulations remain in effect, except as otherwise provided in this Agreement.

7.5	Reinstatements

If a policy reinsured on an automatic basis is reinstated according to its terms and the Company’s reinstatement rules, the Reinsurer will, upon notification, automatically reinstate the reinsurance. The Reinsurer’s approval is required for the reinstatement of a facultative policy if the Company’s regular reinstatement rules indicate that evidence of insurability, in addition to a statement of good health, is required.

To the extent the Reinsured Policy requires payment of premiums in arrears, the Company will pay all reinsurance premiums in arrears on reinstated policies and such premiums will be subject to Article 16.8 and Exhibit F.

7.6	Reinsurance Limits

The Company will not submit a policy to the Reinsurer unless the amount of reinsurance on the policy equals or exceeds the Minimum Initial Reinsurance Limit ceded to the Reinsurer as specified in Exhibit C.

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Article 8

8.1	Retention Limit Change

If the Company changes its retention limit (hereinafter “Retention Limit”), it will provide the Reinsurer with written notice of the new Retention Limit at least 90 days prior to the effective date. Changes to the Company’s Retention Limits in Exhibit D will not affect the Reinsured Policies in force at the time of such a change except as specifically provided for elsewhere in this Agreement, and will not affect the Automatic Acceptance Limits in Exhibit E unless mutually agreed in writing by the Company and the Reinsurer.

If the Company decreases its Retention Limit, no reinsurance may be ceded on an automatic basis until the parties have reviewed and either expressly affirmed or revised the terms specified in Exhibit C-1 and the Automatic Acceptance Limits set out in Exhibit E.

8.2	Recapture

The Company may apply an increase in its Retention Limit to reduce the amount of inforce reinsurance ceded on an automatic basis provided that:

a)	The Company gives the Reinsurer irrevocable written notice of its intention to recapture; and

b)

Recapture will be effected on the next anniversary of each Reinsured Policy eligible for recapture unless agreed otherwise by both parties and with no recapture being made until the Reinsured Policy has been in force, for the period specified in Exhibit C-1. For a conversion or re-entry, the recapture terms of the original policy will apply and the duration for the recapture period will be measured from the effective date of the original policy; and

c)	The Company, at the time the policy was issued, retained its full retention as set out in Exhibit D, and has applied its increased Retention Limit to all categories set out in Exhibit D.

d)	The Company’s decision not to backfill retention, per Article 7.3, will not impact their ability to recapture, provided all other conditions listed above are met.

In applying its increased Retention Limit to Reinsured Policies, the age and mortality rating at the time of issue will be used to determine the amount of the Company’s increased retention. The amount of reinsurance eligible for recapture will be the difference between the amount originally retained and the amount the Company would have retained had the new retention been in effect at the time of issue. The amount of reinsurance eligible for recapture will be determined based on the reinsurance net amount at risk as of the date of recapture. If there is reinsurance with other reinsurers on risks eligible for recapture, the reduction will be applied pro rata to the total outstanding reinsurance.

Recapture is optional, but if any reinsured business is recaptured, all eligible reinsured business defined as similarly underwritten must be recaptured. In addition, all life risks reinsured under any other reinsurance agreement between the Reinsurer and the Company

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which are eligible for recapture must be similarly recaptured. No reserves for the recaptured business will be paid to the Company by the Reinsurer.

Effective as of the recapture date, the Reinsurer will not be liable for any eligible business which was overlooked. The parties’ obligations for any recaptured business will be limited to those relating to events or circumstances arising or occurring before the recapture date, including payment of the termination settlement amount.

Upon recapture, each party will be deemed to be fully and finally released from all obligations under this Agreement with respect to the recaptured business.

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Article 9

9.1	Claims Notice and Consultation

The Company is responsible for the settlement of claims in accordance with applicable law and policy terms. It is the Company’s sole decision to determine whether a claim is payable under the policy. For purposes of this Article, Reinsured Policies include conditional receipts and temporary insurance agreements covered under the terms of this Agreement. It is a condition to the Reinsurer’s obligation to pay a claim that the Company notify the Reinsurer in writing as soon as possible. The Company will promptly provide the Reinsurer with copies of all claims documents.

As a condition to the Reinsurer’s obligation to pay a claim, before making a claim decision or settlement offer, the Company will seek the Reinsurer’s recommendation on such matters to the extent specified in Exhibit C-1. The Reinsurer will promptly make a recommendation; failing such, the Company may settle the claim without further consultation. The terms of Exhibit C-1 notwithstanding, the Company may request a recommendation from the Reinsurer on any claim on a Reinsured Policy. The Company will provide the Reinsurer all information, including underwriting files, reasonably requested by the Reinsurer for consideration of any claim on a Reinsured Policy.

9.2	Claims Payment

The Reinsurer will be liable to the Company for its share of the benefits owed under the express contractual terms of the Reinsured Policies and as specified under the terms of this Agreement. The Reinsurer will not participate in any ex gratia payments made by the Company (i.e., payments the Company is not required to make under the Reinsured Policy terms.) The payment of death benefits by the Reinsurer will be in one lump sum regardless of the mode of settlement under the Reinsured Policy. Benefit payments from the Reinsurer will be due within 30 days of the claim satisfying the requirements established under this Agreement. The Reinsurer’s share of any interest payable under the terms of a Reinsured Policy or applicable law which is based on the death benefits paid by the Company, will be payable provided that the Reinsurer will not be liable for interest accruing on or after the date of the Company’s payment of benefits nor for interest paid on premium refunds, policy dividends, or any other component other than the death benefit. The Reinsurer’s share will be based upon the net amount at risk at the time of death and at the same interest rate and days used by the Company to calculate their interest paid.

The Reinsurer will make payment to the Company for each such claim.

For claims on the Accelerated Death Benefit Rider reinsured under this Agreement, the benefit amount payable by the Reinsurer will be calculated by multiplying the total accelerated death benefit rider payout by the ratio of the reinsured Net Amount at Risk, as defined in Exhibit C-1, to the face amount of the Reinsured Policy.

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9.3	Claims Practices

It is the Company’s sole decision to determine whether to investigate, contest, compromise or litigate a claim; however, the Company is responsible for investigating, contesting, compromising or litigating Reinsured Policy claims in accordance with applicable law and policy terms.

The Company acknowledges that it makes every reasonable effort to obtain certified death certificates for death claims.

9.4	Contested Claims

The Company will notify the Reinsurer promptly of its intention to investigate, contest, compromise, or litigate any claim involving a Reinsured Policy (hereinafter a “Contested Claim”). The Company will provide the Reinsurer all relevant information and documents, as such become available, pertaining to Contested Claims and will promptly report any developments during the Reinsurer’s review. If the Reinsurer:

a)

Does not support the contest of the Claim, the Reinsurer will pay the Company its full share of the reinsurance benefit, and will not share in any subsequent reduction or increase in liability or in any subsequent expenses incurred by the Company; or

b)

Supports the Company’s decision to contest the claim and the Contested Claim results in a reduction or increase in liability, the Reinsurer will share in any reduction or increase in proportion to its share of the risk on the Contested Claim.

If the Reinsurer supports the decision to contest the claim, the Company will promptly advise the Reinsurer of all significant developments, including notice of legal proceedings (including, but not limited to, consumer complaints or actions by governmental authorities) initiated in connection with the Contested Claim.

If the Company returns premiums to the policy owner or beneficiary as a result of rescinding a policy, or if the Company pays a suicide benefit, the Reinsurer will refund net reinsurance premiums received on that policy to the Company.

9.5	Claims Expenses

The Reinsurer will pay its share of reasonable investigation and legal expenses incurred in investigating, adjudicating or litigating a claim, except as otherwise provided in this Agreement. The Reinsurer will not be liable for any routine investigative or administrative claim expenses {such as compensation of salaried employees) or for any expenses incurred in connection with conflicting claims of entitlement to Reinsured Policy benefits that the Company admits are payable.

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9.6	Extra Contractual Obligations

For purposes of this Agreement, “Extra Contractual Obligations” are any obligations or expenses other than contractual obligations incurred by the Company, its affiliates, directors, officers, employees, agents or other representatives and arising under the express written terms and conditions of a policy, including but not limited to, punitive damages, bad faith damages, compensatory damages, and other damages or fines or penalties which may arise from the acts, errors or omissions of the Company or its affiliates, directors, officers, employees, agents or other representatives.

The Reinsurer is not liable for Extra Contractual Obligations associated with a contested claim unless it concurred in writing and in advance with the claim actions which were the basis for the Extra Contractual Obligations. In these situations, the Company and the Reinsurer will share in Extra Contractual Obligations, in equitable proportions, but all factors being equal, the Reinsurer’s assessments would be in proportion to the risk accepted for the Reinsured Policy involved.

The Reinsurer will not be liable for any Extra Contractual Obligations resulting from the Company’s failure to implement the agreed upon course of action, such as the filing of timely pleadings or meeting court or statutory deadlines, etc.

9.7	Misstatement of Age or Sex

In the event of a change in the amount payable under a Reinsured Policy due to a misstatement in age or sex, the Reinsurer’s liability will change proportionately. The Reinsured Policy will be rewritten from commencement on the basis of the adjusted amounts using premiums and amounts at risk for the correct ages and sex, and the proper adjustment for the difference in reinsurance premiums, without interest, will be made.

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Article 10

10.1	Errors and Omissions in Administration of Reinsurance

Any unintentional or accidental failure to comply with the terms of this Agreement which can be shown to be the result of an oversight or clerical error relating to the administration of reinsurance by either party will not constitute a breach of this Agreement. Upon discovery, the error will be promptly corrected so that both parties are restored to the position they would have occupied had the oversight or clerical error not occurred. In the event a payment is corrected, the party receiving the payment may charge interest, calculated according to the terms specified in Exhibit C. Should it not be possible to restore both parties to this position, the party responsible for the oversight or clerical error will be responsible for any resulting liabilities and expenses. The Reinsurer will not be responsible for deliberate acts of the Company or for recurring errors made by the Company.

If the Company has failed to cede reinsurance as provided under this Agreement or has failed to comply with reporting requirements with respect to business ceded hereunder, the Reinsurer may require the Company to audit its records for similar errors and take reasonable actions necessary to correct errors and avoid similar errors. Failing prompt correction, the Reinsurer may limit its liability to the correctly reported Reinsured Policies.

10.2	Dispute Resolution

As a condition to the parties’ right to arbitration under this Agreement, either the Company or the Reinsurer will give written notification to the other party of any dispute relating to or arising from this Agreement, including, but not limited to, the formation or breach thereof. Within 1 5 days of notification, both parties must designate an officer of their respective companies to attempt to resolve the dispute. The officers will meet at a mutually agreeable location as soon as possible and as often as necessary to attempt to negotiate a resolution of the dispute. During the negotiation process, all reasonable requests made for information concerning the dispute will be promptly honored. The format for discussions will be determined mutually by the officers.

If these officers are unable to resolve the dispute within 30 days of their first meeting, the parties may agree in writing to extend the negotiation period for an additional 30 days. If the matter is not resolved within 30 days of the first meeting or the additional 30 day period, if any, then either party may demand arbitration pursuant to Article 10.3. The discussions and all information exchanged for the purposes of such discussions will be confidential and without prejudice.

10.3	Arbitration

Except with respect to disputes subject to the Expedited Dispute Resolution Process in Article 10.4, if the Company and Reinsurer are unable to resolve any dispute arising from this Agreement, including but not limited to the formation or breach thereof, pursuant to Article 10.2, the matter will be referred to arbitration.

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The arbitration will be conducted in accordance with the Procedures for Resolution of U.S. Insurance and Reinsurance Disputes, Neutral Panel Version, April 2004 (the “Procedures”) available at www.reinsurance.org/Procedures/Procedures for the Resolution of US Insurance and Reinsurance Disputes/, except as modified herein.

The arbitration will be held in New York City or another place as the parties may mutually agree. The arbitration will be conducted before a three person Panel qualified as:

a)	Current or former officers of life insurance or reinsurance companies, or

b)	Professionals with no less than 10 years of experience in or serving the life insurance or reinsurance industries.

The parties will select such candidates from the ARIAS-US Certified Arbitrators List available at www.ARIAS-US.org.

The customs and practices of the life insurance and reinsurance industries may be considered by the Panel to resolve any ambiguities in the Agreement but only insofar as such customs and practices are consistent with the terms of this Agreement. The Panel will not have the authority to award punitive or exemplary damages.

The Panel will award the remedy sought by the party seeking relief to the extent the remedy is provided for in this Agreement or otherwise reasonably compensates the damaged party for the economic effect of any demonstrated breach. Such remedies may include, but will not be limited to, monetary damages, revisions to the terms of the Agreement, including adjustments to premiums or allowances paid or to be paid, or any combination of the foregoing.

The Panel shall issue an order, appropriate for confirmation in a court of competent jurisdiction, to resolve all matters in dispute, in addition, the Panel shall issue a written opinion setting forth the reasons for the award, with citations to the record of the hearing that support the reasoning.

The decision of the Panel will be final and binding upon the parties and their respective successors and assigns. Each party hereby consents to the entry of a judgment confirming or enforcing the award in the United States District Court for the Southern District of New York and/or in any other court of competent jurisdiction.

Within 20 days after the transmittal of an award, either party, upon notice to the other party, may request the Panel to correct any clerical, typographical, or computational errors in the award. The other party will be given ten days to respond to the request. The Panel will dispose of the request within 20 days of its receipt of such request and any response thereto. The Panel will not be empowered to re-determine the merits of any claim already decided.

Each party will:

c)	Bear its own fees and expenses in connection with the arbitration, including the fees of any outside counsel and witness fees, and

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d)	Share equally in the fees for the members of the Panel and the costs of the arbitration, such as hearing rooms, court reporters, etc.

It is the intent of the parties that these arbitration provisions replace and be in lieu of any statutory arbitration provision, if permitted by law.

10.4	Expedited Dispute Resolution Process

The parties agree that the following types of issues and disputes will be subject to arbitration under the expedited procedures set forth in this Article:

a)	Any dispute regarding the obligations of the parties with respect to a single Reinsured Policy, regardless of the amount in controversy; or

b)	Any dispute in which the amount in controversy, exclusive of interest or costs, is less than $1 million.

Arbitration proceedings under this Article will be commenced as specified in Article 10.3, and shall be subject to the requirements of Article 10.3 to the extent they are not inconsistent with this Article.

The proceedings will be held before a single neutral umpire meeting the qualifications set forth in Article 10.3. If the parties are unable to agree on an umpire within 30 days following commencement of the action, the selection will be made pursuant to the Umpire Selection Procedure of the ARIAS-US Certified Arbitrators List available at www.ARIAS-US.org. No ex parte communication will be permitted with the umpire at any time prior to the conclusion of the proceedings.

Within 21 days from the date the selection of the umpire is agreed upon, the parties and umpire will conduct an organizational meeting by teleconference to familiarize the umpire with the dispute and to set a timetable for submission of briefs. There will be no discovery, and the dispute will be submitted on briefs and documentary evidence only, unless otherwise agreed by the parties or ordered by the umpire for good cause.

Within 30 days of submission of briefs by the parties, the umpire will render a written award which will be final and binding on the parties.

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Article 11

11.1	Insolvency

A party to this Agreement will be deemed “insolvent” when it:

a)

Applies for or consents to the appointment of a receiver, rehabilitator, conservator, liquidator or statutory successor (hereinafter referred to as the Authorized Representative) of its properties or assets; or

b)	Is adjudicated as bankrupt or insolvent; or

c)

Files or consents to the filing of a petition in bankruptcy, seeks reorganization or an arrangement with creditors or takes advantage of any bankruptcy, dissolution, liquidation, rehabilitation, conservation or similar law or statute; or

d)	Becomes the subject of an order to rehabilitate or an order to liquidate as defined by the insurance code of the jurisdiction of the party’s domicile.

In the event of the insolvency of the Company, all reinsurance ceded, renewed or otherwise becoming effective under this Agreement will be payable by the Reinsurer directly to the Company or to its Authorized Representative on the basis of the liability of the Company for benefits under the Reinsured Policies without diminution because of the insolvency of the Company.

The Reinsurer will be liable only for benefits reinsured as benefits become due under the terms of the Reinsured Policies and will not be or become liable for any amounts or reserves to be held by the Company as to the Reinsured Policies or for any damages or payments resulting from the termination or restructure of the Policies that are not otherwise expressly covered by this Agreement. The Company or its Authorized Representative will give written notice to the Reinsurer of all pending claims against the Company on any Reinsured Policies within a reasonable time after filing in the insolvency proceedings. While a claim is pending, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceedings where the claim is to be adjudicated, any defense or defenses which it may deem available to the Company or its Authorized Representative.

The expense incurred by the Reinsurer will be chargeable, subject to court approval, against the Company as part of the expense of its insolvency proceedings to the extent of a proportionate share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer. Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose a defense to such claim, the expense will be apportioned in accordance with the terms of the Agreement as though such expense had been incurred by the Company.

In the event of the insolvency of the Reinsurer, the Company may cancel this Agreement for new business by promptly providing the Reinsurer or its Authorized Representative with written notice of cancellation, to be effective as of the date on which the Reinsurer’s insolvency is established by the authority responsible for such determination. Any requirement for a notification period prior to the cancellation of the Agreement would not apply under such circumstances.

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In addition, in the event of the insolvency of the Reinsurer, the Company may provide the Reinsurer or its Authorized Representative with written notice of its intent to recapture all reinsurance in force under this Agreement regardless of the duration the reinsurance has been in force or the amount retained by the Company on the Reinsured Policies. The effective date of a recapture due to insolvency will be at the election of the Company but may not be earlier than the date on which the Reinsurer’s insolvency is established by the authority responsible for such determination. If the Company elects to recapture reinsurance under this Article, unearned premiums, net of outstanding balances, will be paid by the party with the positive balance.

In the event of the insolvency of either party, the rights or remedies of this Agreement will remain in full force and effect.

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Article 12

12.1	DAC Tax Election (If applicable to the Company)

The Company and the Reinsurer agree to the election pursuant to Section 1.848-2(g)(8) of the Income Tax Regulations effective December 29, 1992, under Section 848 of the Internal Revenue Code of 1 986, as amended (such election being referred to as the “DAC Tax Election”), whereby:

a)

The party with the net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848(c)(1) of the Internal Revenue Code of 1986, as amended (the “Code”);

b)

The parties agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency. If requested, the Company will provide supporting information reasonably requested by the Reinsurer. (The term “net consideration” means “net consideration” as defined in Regulation Section 1.848-2(f));

c)	This DAC Tax Election will be effective for the first taxable year in which this Agreement is effective and for all years for which this Agreement remains in effect.

The Company and the Reinsurer will each attach a schedule to their respective federal income tax returns filed for the first taxable year for which this DAC Tax Election is effective. Such schedule will identify the Agreement as a reinsurance agreement for which the DAC Tax Election under Regulation Section 1.848-2(g)(8) has been made.

The Company and the Reinsurer represent and warrant that each is respectively subject to U.S. taxation under either the provisions of subchapter L of Chapter 1 or the provisions of subpart F of subchapter N of Chapter 1 of the Code.

12.2	Taxes and Expenses

No taxes, allowances, or expense will be paid by the Reinsurer to the Company for any Reinsured Policy, except as specifically referred to in this Agreement.

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Article 13

13.1	Entire Agreement

This Agreement and the Exhibits hereto constitute the entire agreement between the parties with respect to the business reinsured hereunder and supersede any and all prior representations, warranties, prior agreements or understandings between the parties pertaining to the subject matter of this Agreement. There are no understandings between the parties other than as expressed in this Agreement and the Exhibits hereto. In the event of any express conflict between the Agreement and the Exhibits hereto, the Exhibits hereto will control.

Any change or modification to this Agreement and the Exhibits hereto will be null and void unless made by written amendment and signed by both parties.

13.2	Inspection of Records

The Reinsurer or its duly appointed representatives will have access to records of the Company, whether written or electronic, and including system view access, concerning the business reinsured hereunder for the purpose of inspecting, auditing and photocopying those records. Such access will be provided at the office of the Company and will be during reasonable business hours. Assuming the Reinsurer has continued to perform the undisputed portion of its obligations under this Agreement, the Company may not withhold access to information and records on the grounds that the Reinsurer is in breach.

The Reinsurer’s right of access as specified above will survive until all of the Reinsurer’s obligations under this Agreement have terminated or been fully discharged.

13.3	Utmost Good Faith

All matters with respect to this Agreement require the utmost good faith of each of the parties.

13.4	Confidentiality

During the performance of the duties they may have under the Agreement (Duties), either Company or the Reinsurer (the Parties) and their employees, trustees, directors, agents, contractors and other representatives (Representatives) may have access to proprietary or otherwise confidential information (Information) of the other party. Hereinafter, the receiver of the other party’s Information will be known as Receiver and the owner of the Information will be known as Owner. Proprietary Information includes, but is not limited to: business plans and trade secrets, mortality and lapse studies, underwriting manuals and guidelines, applications and contract forms, sales information, financial information, business operations information, analyses, compilations or studies and specific terms and conditions of this Agreement. Proprietary Information does not include de-identified personal data, i.e., information that does not identify, or could not reasonably be associated with an individual. Confidential information. Other Confidential Information

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includes the nonpublic personal information of the Company’s Customers, as defined below. All such Proprietary or Other Confidential Information may be in written, oral or in machine-readable form.

The Parties agree to the following:

a)

Recipient will not use Information for any use or purpose other than to fulfill its Duties to Owner as specifically allowed for herein. Recipient also agrees not to use the Information for any other purpose other than those set forth herein, including any competitive purpose.

b)

Recipient may disclose Information only to those of Recipient’s Representatives who require it to perform the Duties. Recipient and its Representatives will access and use the Information only to the extent necessary to perform the Duties.

c)

Recipient will maintain the Information as confidential. Recipient agrees to use at least the same degree of care to avoid unauthorized disclosure, use, or publication of the Information as it employs with respect to its own confidential information.

d)

Recipient will not print or copy or otherwise reproduce in any way, in whole or in part, any documents or magnetic media containing any of the Proprietary Information without the prior written consent of Owner.

e)

The parties will not disclose such information to any other parties unless agreed to in writing, except as necessary for retrocession purposes, as requested by external auditors, as required by court order, or as required or allowed by law or regulation, or for the purpose of any reinsurance, retrocession, securitization, or structured, asset-backed or asset-based financing.

f)	The Information is, and at all times, will be and remain the property of Owner.

g)

Recipient shall not otherwise use, employ, manipulate or dispose of the Information except with the prior written consent of Owner. Owner’s consent may be withheld for any reason or no reason, and may be granted upon such terms as Owner may establish of its own accord from time to time.

h)

The Company acknowledges that the Reinsurer can aggregate data with other companies reinsured with the Reinsurer as long as the data cannot be identified as belonging to the Company, but does not limit the right to disclose the existence of this Agreement and the identity of the parties.

Recipient will not be bound by these restrictions as to Information that: (1) has lawfully entered the public domain other than as a result of its own act or the act of any of its Representatives; (2) it already possessed, without obligation of confidentiality, before the Owner disclosed it; (3) it rightfully received, without obligation of confidentiality, from any unrelated third party which is under no obligation to maintain confidentiality; or (4) it developed independently without reliance upon, or use of, proprietary or confidential information of the other.

If Recipient or anyone to whom it discloses Information receives notice that it is legally compelled to disclose any Information, it will immediately notify Owner, promptly confirmed in writing, to enable Owner, at its own expense, to seek a protective order or

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other appropriate remedy, or to consent to disclosure. If the protective order or other remedy sought by the Owner is denied, or Owner consents to disclosure, Recipient will disclose only that portion of the Information that is specifically required by the demand for Information or by relevant order of court or arbitration panel, and it will exercise its best efforts to obtain assurance that the information will be treated confidentially.

Upon completion of its Duties, Recipient will deliver, if feasible, all Proprietary Information in its possession, in all media in which it is stored, to the Owner, with an accounting of all Information which it obtained and of any copy which it made to demonstrate delivery of ail such Information to the Owner, or dispose of it in a manner agreed to by the Owner. If return is not feasible, the Recipient shall continue to provide the protections of this Article to the Information for so long as the Information is maintained by Recipient.

Reinsurer agrees as follows with regard to Other Confidential Information:

a)

Reinsurer acknowledges that as a result of the Agreement, it may have access to and receive from the Company nonpublic personal information (NPI) regarding the Company’s proposed, current or former policyowners, insureds, applicants and beneficiaries (Customers). NPI is defined as personally identifiable financial, medical and other information relating to a Customer, which information: (i) was provided by a Customer to the Company; (ii) resulted from any transaction with the Customer or any service performed for the Customer by the Company; or (iii) was otherwise obtained by the Company. NPI includes, without limitation, Customer names, addresses, date of birth, phone numbers, social security numbers, account numbers, beneficiary information, marital status, race or ethnic origin. The fact that a person is a Customer is considered NPI. NPI also includes any list, description or other grouping of Customers (and publicly available information pertaining to them) that is derived using any NPI. NPI may include information that is disclosed to Reinsurer by the Company in any manner, whether orally, visually or in tangible form (including without limitation, documents, devices and computer readable media) and all copies thereof.

b)

In addition to all other obligations relating to Information contained in this Agreement, Reinsurer affirms that it has developed and implemented, and agrees that it will maintain a comprehensive information security program to ensure the confidentiality of the NPI, protect against any anticipated threats or hazards to the security or integrity of such NPI and protect against unauthorized access or use of such NPI. Reinsurer’s security program shall include appropriate administrative, technical and physical safeguards in accordance with Section 501 (b) of the Gramm-Leach-Bliley Act and other state and federal privacy regulations. Reinsurer shall also be responsible for training its personnel on privacy policies and procedures. Reinsurer shall promptly report to the Company any security incident that compromises the confidentiality, security and integrity of Customer NPI. Upon the Company’s written request, Reinsurer shall provide the Company with information that reasonably demonstrates the effectiveness of Reinsurer’s security program.

Recipient acknowledges and agrees that in the event of a breach or threatened breach by Recipient of any of the provisions of this Agreement, or in the event that Recipient causes any person, entity or anyone to engage in any act in violation of any provision of hereof, Recipient may have no adequate remedy in money or damages and, accordingly, shall be

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entitled to an injunction against such breach and recovery of reasonable costs and attorney’s fees as may be available under applicable law to Owner.

This Article will survive termination of this Agreement.

13.5	OFAC Compliance

The parties represent that they are using, and shall use, best efforts to continue to be in compliance with all laws, regulations, judicial and administrative orders applicable to the Reinsured Policies as they pertain to the sanction laws administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), as such laws may be amended from time to time (collectively the “Laws”). Neither party shall be required to take any action under this Agreement that would violate said Laws, including, but not limited to, making any payments in violation of the Laws.

Should either party discover or otherwise become aware that a reinsurance transaction has been entered into or a payment has been made in violation of the Laws, the party who first becomes aware of the violation of the Laws shall notify the other party, and the parties shall cooperate in order to take all necessary corrective actions.

The parties agree that such reinsurance transaction shall be null, void and of no effect from its inception, to the same extent as if the reinsurance transaction had never been entered into. In such event, each party shall be restored to the position it would have occupied if the violation had not occurred, including the return of any payments received, unless prohibited by law.

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Article 14

14.1	Representations and Warranties

The Company makes no representations and warranties as to the future experience or profitability arising from the Reinsured Policies.

Each party represents and warrants that as of the Effective Date of this Agreement and at the time of executing this Agreement, if later, it is solvent on a statutory basis in all states in which it does business or is licensed.

“Material” or “materially” for purposes of Articles 14 and 15 will mean facts that a prudent reinsurer or insurer would consider as reasonably likely to affect the Reinsurer’s experience under the Agreement. Prior to the execution of this Agreement, the Company has provided to the Reinsurer the Business Guidelines for use in its assessment of the risks covered hereunder. The Company represents and warrants that, to the best of its knowledge:

a)	It has disclosed to the Reinsurer all information which is material to the risks being assumed hereunder; and

b)	The Business Guidelines were complete and accurate when disclosed; and

c)	There has been no material change in the Business Guidelines between the “as of ” dates of the information and the date of Agreement execution.

This Article will not terminate or expire until all Reinsured Policies have been discharged or terminated in full.

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Article 15

15.1	Business Continuity

All Reinsured Policies will be issued and administered in accordance with the Business Guidelines. The Company will notify the Reinsurer of any change that materially affects the reinsured business, including changes to the Business Guidelines. This Agreement will not cover policies affected by such changes unless the Reinsurer has agreed in writing and in advance with the changes. Outsourcing of underwriting functions, administrative functions or claims administration with respect to the Reinsured Policies will constitute a material change. If the Reinsurer agrees to accept policies affected by the outsourcing, the Company will secure the Reinsurer’s right to audit and inspect the party performing such outsourced services.

If Reinsured Policies are not covered due to an unapproved material change, all payments between the Company and the Reinsurer with respect to the affected Policies shall be refunded, excluding items relating to reserves or interest on reserves. No liability shall remain with the Reinsurer with respect to such Policies.

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Article 16

16.1	Duration of Agreement

This Agreement is unlimited as to its duration.

The Reinsurer or the Company may terminate this Agreement or any plan listed in Exhibit A with respect to the reinsurance of new business by giving at least 90 days’ written notice of termination to the other party or pursuant to Article 15.1 of this Agreement. During the 90 day notification period, the Company will continue to cede and the Reinsurer will continue to accept policies covered under the terms of this Agreement.

The Reinsurer remains liable for all Reinsured Policies in force as of the date of the termination, until their natural expiration, unless the parties mutually decide otherwise or as specified otherwise in this Agreement. All provisions of this Agreement will survive its termination to the extent necessary to carry out its purpose.

16.2	Severability

Determination that any provision of this Agreement is invalid or unenforceable will not affect or impair the validity or the enforceability of the remaining provisions of this Agreement.

16.3	Construction

This Agreement will be construed and administered without regard to authorship and without any presumption or rule of construction in favor of either party. This Agreement is between sophisticated parties, each of which has reviewed the Agreement and is fully knowledgeable about its terms and conditions.

16.4	Credit for Reinsurance

The parties intend that the Company will receive statutory reserve credit in its state of domicile for reinsurance provided under this Agreement. The parties agree to use reasonable efforts to ensure that such reserve credit will remain available to the Company.

16.5	Non-Waiver

A waiver by either party of any violation, or the default by the other party in its adherence to any term of this Agreement, will not constitute a waiver of any other or subsequent violation or default. No prior transaction or dealing between the parties will establish any custom, usage or precedent waiving or modifying any provision of the Agreement. The failure of either party to enforce any part of this Agreement will not constitute a waiver of any right to do so.

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16.6	Retrocession

The Reinsurer may reinsure or retrocede any risks or business assumed hereunder.

16.7	Governing Law

This Agreement shall be governed by the laws of the State of New York.

16.8	Interest

Each party reserves the right to charge interest on undisputed overdue balances, pursuant to the terms of this Agreement. If applicable, interest will be calculated according to the terms specified in Exhibit C.

16.9	Counterparts

This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one Agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. The parties agree that transmission of signature on the original signature page via electronic means, either by facsimile or electronic mail, shall constitute valid execution of this Agreement and that there shall be no obligation to exchange copies of such original “wet” signatures. When this Agreement has been fully executed by the Company and the Reinsurer, it will become effective as of the Effective Date specified in Exhibit A.

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Execution

This Agreement has been made in duplicate and hereby executed by both parties.

Signed for and on behalf of The Penn Mutual Life Insurance Company

By: /s/ Andrew W. Martin		By: /s/ Raymond G. Caucci

Title:	AVP & Actuary	Title:	SVP

Date:	April 15, 2015	Date:	April 16, 2015

Signed for and on behalf of Swiss Re Life & Health America Inc.

By: /s/ Kyle Bauer		By: /s/ Jeffrey S. Katz

Title:	VP	Title:	SVP

Date:	4/13/2015	Date:	4/13/2015

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Exhibit A

Business Covered

Agreement Effective Date:

March 1, 2015. The commencement dates for specific plans are shown below.

Coverage:

The policies on the plans shown below which have policy issue dates falling in the period that begins with the Commencement Date and ends with the Termination Date and that qualify for automatic reinsurance are covered according to the Basis specified below, provided that the policies are issued to citizens of the United States or Canada or legal permanent residents thereof. Policies may be backdated up to 6 months to save age.

Basis:

50% of the excess over the Company’s retention as stated in Exhibit D, to the maximum of the Automatic Acceptance Limits stated in Exhibit E, applicable to policies on lives with surnames commencing with the letters A to Z inclusive.

Company’s State of Domicile: Pennsylvania

Plans, Riders and Benefits:

Plan	Exhibit Reference	Commencement	Termination
Identification	for Rates	Date	Date

Guaranteed Level Term
10 Year Term	C-1	March 1, 2015
15 Year Term	C-1	March 1, 2015
20 Year Term	C-1	March 1, 2015

One Year Term	C-1	March 1, 2015

Flexible Choice Whole Life	C-1	March 1, 2015
Accelerated Death Benefit Rider	C-1	March 1, 2015
Flexible Protection Rider	C-1	March 1, 2015
Guaranteed Purchase Option	C-1	March 1, 2015
Supplemental Exchange Rider	C-1	March 1, 2015
Enhanced Permanent Paid Up Rider	C-1	March 1, 2015
Accelerated Permanent Paid Up Rider	C-1	March 1, 2015
Additional Insured Rider	C-1	March 1, 2015
Chronic Illness Accelerated
Benefit Rider	C-1	March 1, 2015

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Exhibit A

Plan	Exhibit Reference	Commencement	Termination
Identification	for Rates	Date	Date

Guaranteed Choice Whole Life	C-1	March 1, 2015
Accelerated Death Benefit Rider	C-1	March 1, 2015
Flexible Protection Rider	C-1	March 1, 2015
Guaranteed Purchase Option	C-1	March 1,2015
Supplemental Exchange Rider	C-1	March 1, 201 5
Enhanced Permanent Paid Up Rider	C-1	March 1, 2015
Accelerated Permanent Paid Up Rider	C-1	March 1, 2015
Additional Insured Rider	C-1	March 1, 2015
Chronic Illness Accelerated Benefit Rider	C-1	March 1, 2015

Guaranteed Protection UL	C-1	March 1, 2015
Accelerated Death Benefit Rider	C-1	March 1, 2015
Supplemental Exchange Rider	C-1	March 1, 2015
Guaranteed Increase Option	C-1	March 1, 2015
Additional Insured Rider	C-1	March 1, 2015
Chronic Illness Accelerated Benefit Rider	C-1	March 1, 2015

Guaranteed Protection UL 2014	C-1	March 1, 201 5
Accidental Death Benefit Rider	C-1	March 1, 2015
Guaranteed Increase Option	C-1	March 1, 2015
Supplemental Exchange Rider	C-1	March 1, 2015
Accelerated Death Benefit Rider	C-1	March 1, 2015
Additional insured Rider	C-1	March 1, 2015
Chronic Illness Accelerated Benefit Rider	C-1	March 1, 2015

Accumulation Builder Choice IUL	C-1	March 1, 201 5
Supplemental Exchange Rider	C-1	March 1, 2015
Guaranteed Increase Option	C-1	March 1, 2015
Return of Premium Rider	C-1	March 1, 2015
Supplemental Term Insurance	C-1	March 1.-2015
Additional Insured Rider	C-1	March 1, 2015
Accelerated Death Benefit Rider	C-1	March 1, 201 5
Chronic Illness Accelerated Benefit Rider	C-1	March 1, 2015

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Exhibit A

Plan	Exhibit Reference	Commencement	Termination
Identification	for Rates	Date	Date

Diversified Growth VUL	C-1	March 1, 2015
Accelerated Death Benefit Rider	C-1	March 1, 2015
Guaranteed Increase Option	C-1	March 1, 2015
Supplemental Exchange Rider	C-1	March 1, 201 5
Return of Premium Rider	C-1	March 1, 2015
Supplemental Term Insurance	C-1	March 1, 2015
Additional Insured Rider	C-1	March 1, 2015
Chronic Illness Accelerated
Benefit Rider	C-1	March 1, 2015

Protection Guard UL	C-1	March 1, 2015
Accidental Death Benefit Rider	C-1	March 1, 2015
Guaranteed Increase Option	C-1	March 1, 2015
Supplemental Exchange Rider	C-1	March 1, 2015
Accelerated Death Benefit Rider	C-1	March 1, 2015
Additional Insured Rider	C-1	March 1, 2015
Chronic Illness Accelerated Benefit	C-1	March 1, 2015

Survivorship Growth VUL	C-2	March 1, 2015
Flexible Period Single Life
Term Rider	C-2	March 1, 2015
Policy Split Option	C-2	March 1, 2015
Enhanced Policy Split Option	C-2	March 1, 201 5
Estate Preservation Term
Insurance Rider	C-2	March 1, 2015
Estate Growth Benefit	C-2	March 1, 201 5
Supplemental Exchange Rider	C-2	March 1, 2015
Return of Premium Rider	C-2	March 1, 2015
Enhanced Coverage Rider	C-2	March 1, 2015

All fully underwritten	C-1 & C-2	March 1, 2015
increases to permanent products (or riders) previously reinsured or fully retained

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Exhibit A-1

Business Guidelines

The Company affirms that the following have been supplied to the Reinsurer and are in use as of the effective date of this Agreement:

1.	Policy Form(s)

1 yr Term.pdf; ABCIUL.pdf; DG VUL.pdf; Flexible Choice Whole Life.pdf; GPUL.pdf; GPUL14.pdf; Guaranteed Choice Whole Life.pdf; Guaranteed Term 2013.pdf; PGUL.pdf; SVUL.pdf

2.	Policy Application Forms

Penn Mutual Applications 2014.pdf

3.	Supplemental Benefit and Rider Form(s)

Rider info tab within Proposal Overview.xls

4.	Underwriting Requirements Grid

Producers Und Guide – New 4-21-14.pdf

5.	Underwriting Guidelines/Rules

Producers Und Guide – New 4-21-14.pdf

6.	Preferred Underwriting Criteria or Rules

Producers Und Guide – New 4-21-14.pdf

7.	Conversion Rules

Within policy forms

The Company affirms that the following Underwriting Manual is in use as of the effective date of this Agreement:

Swiss Re LifeGuide

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Exhibit A-2

Facultative Submissions

The Company may submit on a facultative basis to the Reinsurer any application for a policy which meets the conditions outlined in Article 2.2 by sending to the Reinsurer an Application for Reinsurance, a sample of which is included as
Exhibit B. The Application for Reinsurance will include copies of all underwriting evidence that is available for risk assessment, including copies of the application for insurance, medical examiners’ reports, attending physicians’ statements, inspection reports, and other papers bearing on the insurability of the risk as requested by the Reinsurer. The Company will also notify the Reinsurer of any outstanding underwriting requirements at the time of the facultative submission. Any subsequent information pertinent to the risk assessment will be transmitted to the Reinsurer immediately.

After consideration of the Application for Reinsurance and related papers, the Reinsurer will promptly inform the Company of its underwriting decision. The Reinsurer’s facultative offer will expire at the end of 1 20 days, unless otherwise specified by the Reinsurer. If the Company accepts the Reinsurer’s offer and the policy is placed in force in accordance with the Business Guidelines provided to the Reinsurer, the Company will duly notify the Reinsurer according to the New Business Report specified in Exhibit F. The Reinsurer’s share of liability for such policy will commence at the time specified in Article 4.2 of the Agreement.

If any risk is submitted to more than one reinsurer for consideration, the Company’s rules for placement of facultative cases will apply.

FacEasy® Submissions

The Reinsurer may, at its option, permit the Company to apply for facultative reinsurance by using the FacEasy® method of submission. Only policies with face amounts of $2,500,000 or less and on proposed insureds aged 75 or less may be submitted as FacEasy® submissions.

If this option is made available to the Company by the Reinsurer, the Company may apply for reinsurance on a facultative basis by sending to the Reinsurer an Application for Reinsurance, a sample of which is included as Exhibit B-1. Unless specified elsewhere in the Agreement, only those documents relevant to issues prompting facultative submission will be provided to the Reinsurer, and all other documents will be considered reviewed and approved by the Company. The Company will also notify the Reinsurer of any outstanding underwriting requirements at the time of the facultative submission. Any subsequent information pertinent to the risk assessment will be transmitted to the Reinsurer immediately.

After consideration of the Application for Reinsurance and related papers, the Reinsurer will promptly inform the Company of its underwriting decision. The Reinsurer’s facultative offer will expire at the end of 120 days, unless otherwise specified by the Reinsurer. If the Company accepts the Reinsurer’s offer and the policy is placed in force in accordance with the Business Guidelines provided to the Reinsurer, the Company will duly notify the Reinsurer according to the New Business Report specified in Exhibit F. The Reinsurer’s share of liability for such policy will commence at the time specified in Article 4.2 of the Agreement.

If any risk is submitted to more than one reinsurer for consideration, the Company’s rules for placement of facultative cases will apply.

1553176US-15 (03-01-2015) (QT 09742US14 and QT 10553US15)

Exhibit A-2

Swiss Re TrueRisk® Submissions

The Company may apply for facultative reinsurance using the Swiss Re TrueRisk© method of submission. If a policy is reinsured through the Swiss Re TrueRisk© program, the facultative provisions as specified in Article 2.3 in this Agreement will apply subject to the Swiss Re TrueRisk© Program Parameters described below.

All users must follow the Swiss Re TrueRisk© Terms of Use agreed to on initial entry into the system. Swiss Re TrueRisk© is a facultative submission system and its evaluations cannot be used to bind either the Reinsurer or any other reinsurers on an automatic basis. To maintain consistency and to assure the quality of information submitted through Swiss Re TrueRisk©, it is the Company’s responsibility to ensure all published and unpublished age and amount requirements, including appropriate APS reports have been ordered on any case submitted for evaluation. If the initial submission of a case is subject to any outstanding requirements, it is the Company’s responsibility to ensure that all requirements are received and reviewed prior to policy issue. If these stated requirements are not met, the Reinsurer’s offer is null and void.

The five year limitation, specified in Article 2.1 d), does not apply if the case was submitted via TrueRisk©.

Swiss Re TrueRisk© Program Parameters:

Minimum Reinsured Amount:         50% of the face amount.

The Reinsurer may, with 30 days’ written notice, adjust the limits specified above or discontinue the use of Swiss Re TrueRisk©.

1553176US-15 (03-01-2015) (QT 09742US14 and QT 10553US15)

Exhibit B

Reinsurance Application

  From: Company Name

Company Name

	Last	First	Middle	Date of Birth	Age	Sex
Applicant’s Name

Social Security Number
Plan	Preferred	Smoker	Nonsmoker	Reunderwriting

Curr	Residence For Premium Tax	Policy Number	Policy Date	Preliminary Term From

Type of Application . Facultative	Automatic	Placement Date	Self Administered (Bulk)	Terms YRT	Coinsurance

Decrement	Cash Values	Reserves	Age Basis	Retention Code	Full	Reduced	Nil

Reinsurance Amounts	Basic Coverage	Additional Coverage	Waiver Premium Benefit	Accidental Death Benefit	Other Benefits
Previous Insurance In force

Of Which We Retained -

Insurance Now Applied For -

Of Which We Retain -

Reinsurance This Cession -

Extra Premium

Rating If Substandard -

Coinsurance Premium -

*For YRT cases state Gross Premiums and Expiry Ages for benefits	WP	AD	Other	Amount of Premium to be Waived	Annual Decrement for Amount at Risk

Additional Information or Remarks

Date	By

1553176US-15 (03-01-2015) (QT 09742US14 and QT 10553US15)

Exhibit C

General Terms

1.	Premium Tax:

The Reinsurer will not reimburse the Company for premium taxes.

2.	Dividend Payments:

The Reinsurer will not reimburse the Company for dividends paid to policyholders.

3.	Policy Loans:

The Reinsurer will not participate in policy loans or other forms of indebtedness as respects the Reinsured Policies.

4.	Cash Surrender Values:

The Reinsurer will not reimburse the Company for cash surrender values paid to the policyholder.

5.	Reinsurance Limits:

Minimum Initial Automatic Reinsurance Limit ceded to the Reinsurer:    $0

Minimum Final Automatic Reinsurance Limit ceded to the Reinsurer:     $0

Minimum Initial Facultative Reinsurance Limit:     $500,000

6.

Interest Calculation on Late Payments: Interest will accrue from the due date at a rate equal to the Three Month London Interbank Offering Rate (LIBOR) as published in the Wall Street Journal (or if not available, a comparable publication) on the due date or, if the due date is not a business day, on the next business day after the due date, plus 50 basis points per annum to be compounded and adjusted every three months after such due date.

7.

Rates Applicable to Increases: Non-contractual increases which are underwritten consistently with the Business Guidelines and have the same sales compensation paid as a new issue will be reinsured as a new issue. First year reinsurance premium rates and allowances will apply.

1553176US-15 (03-01-2015) (QT 09742US14 and QT 10553US15)

Exhibit C-1

Rates and Terms for Guaranteed Level Term (10, 15, 20)

One Year Term

Flexible Choice Whole Life

Guaranteed Choice Whole Life

Guaranteed Protection UL

Guaranteed Protection UL 2014

Accumulation Builder Choice IUL

Diversified Growth VUL

Protection Guard UL

All Fully Underwritten Increases to Permanent Products

    (or riders) previously reinsured or fully retained

1.	Reinsurance Structure: YRT

2.	Age Basis: Age Nearest Birthday

3.	Premium Mode: Annual in Advance – Term and Whole Life Products

Monthly in Advance – UL and VUL Products

4.	Billing Frequency: Monthly

5.	Premiums:

Basic Premiums:

The Company will pay to the Reinsurer a basic premium calculated by multiplying the net amount at risk of the Reinsured Policy, as defined in the Net Amounts At Risk provision of this Exhibit, by the appropriate rate from the 2008 VBT non-preferred S&U table, sex and smoker distinct ANB set of rates included at the end of this Exhibit, subject to the percentages shown below. The Company will continue to pay the appropriate premium to the Reinsurer as long as the Reinsured Policy is in force. Monthly rates are the yearly rates times 1/12.

1553176US-15 (03-01-2015) (QT 09742US14 and QT 10553US15)

Exhibit C-1

The following percentages will be applied to the reinsurance premiums payable hereunder:

First Year: 0% for all products, except for the One Year Term

Renewal Rates:

Guaranteed Level Term and One Year Term:

		Issue Age				Post Level Rates
Plan	Risk Class	< 40	40-49	50-59	60-70
T1 and T10	Preferred Best NT	82%	69%	66%	57%	395%
	Preferred Plus NT	103%	87%	78%	63%	395%
	Preferred NT	121%	102%	89%	69%	395%
	Standard NT	166%	148%	115%	95%	395%
	Preferred TB	100%	93%	92%	82%	395%
	Standard TB	136%	124%	112%	101%	395%
T15	Preferred Best NT	67%	62%	61%	55%	395%
	Preferred Plus NT	84%	74%	68%	59%	395%
	Preferred NT	97%	89%	74%	64%	395%
	Standard NT	132%	133%	99%	82%	395%
	Preferred TB	89%	90%	83%	80%	395%
	Standard TB	126%	117%	103%	94%	395%
T20	Preferred Best NT	63%	58%	58%	59%	395%
	Preferred Plus NT	74%	67%	64%	62%	395%
	Preferred NT	86%	81%	73%	68%	395%
	Standard NT	120%	121%	91%	79%	395%
	Preferred TB	77%	81%	80%	76%	395%
	Standard TB	122%	115%	100%	89%	395%

Guaranteed Protection UL and Guaranteed Protection UL 2014:

		Issue Age
Gender	Risk Class	<40	40-49	50-59	60-69	70-79	80-85
	Preferred Plus NT	58%	53%	58%	57%	57%	59%
	Preferred NT	75%	67%	66%	61%	59%	64%
Male	Standard NT	92%	82%	72%	72%	70%	74%
	Preferred TB	83%	70%	78%	75%	61%	67%
	Standard TB	117%	92%	84%	86%	69%	71%
	Preferred Plus NT	55%	54%	60%	63%	67%	70%
	Preferred NT	71%	68%	69%	67%	70%	74%
Female	Standard NT	91%	75%	72%	78%	79%	84%
	Preferred TB	73%	64%	73%	76%	73%	84%
	Standard TB	111%	85%	75%	86%	79%	91%

1553176US-15 (03-01-2015) (QT 09742US14 and QT 10553US15)

Exhibit C-1

Flexible Choice Whole Life, Guaranteed Choice Whole Life, Accumulation Builder Choice IUL, Diversified Growth VUL, Protection Guard UL:

		Issue Age
Gender	Risk Class	<40	40-49	50-59	60-69	70-79	80-85
Male	Preferred Plus NT	67%	59%	63%	62%	61%	64%
	Preferred NT	82%	73%	73%	66%	63%	68%
	Standard NT	121%	106%	90%	88%	81%	85%
	Preferred TB	102%	84%	92%	87%	70%	78%
	Standard TB	152%	118%	106%	106%	80%	82%
Female	Preferred Plus NT	63%	62%	66%	69%	73%	76%
	Preferred NT	76%	74%	76%	73%	75%	79%
	Standard NT	119%	97%	90%	95%	91%	98%
	Preferred TB	89%	78%	86%	88%	84%	98%
	Standard TB	145%	109%	94%	106%	91%	106%

Table Extra Premiums/Multiple Extra Premiums:

The Reinsurer shall receive its proportionate share of any extra premiums payable due to additional mortality risk.

Table extra premiums are equal to 25% of the standard basic premium for each assessed table of extra mortality. The Multiple Extra Premium is developed by adding all Table Extra premiums to the standard basic premium.

Supplementary Rider(s):

For the supplementary riders specified in Exhibit A which are reinsured on a YRT basis, there will be no additional premium charge for rider coverage. Base reinsurance rates will apply to any increases in reinsured amounts generated by the riders.

Any acceleration under the Chronic illness Accelerated Benefit Rider will be treated as a face amount decrease.

6.	Other Allowances:

On Multiple Extra Premiums: Not applicable

On Supplementary Riders: Not applicable

1553176US-15 (03-01-2015) (QT 09742US14 and QT 10553US15)

Exhibit C-1

On Flat Extra Premiums: When a flat extra premium is payable for 5 years or less, an allowance of 10% of the gross flat extra charged by the Company will be made each year. When a flat extra premium is payable for more than 5 years, an allowance of 100% of the gross flat extra charged by the Company will be made in the first year and an allowance of 10% in each year thereafter. :

7.	Policy Fee: There is no policy fee applicable.

8.	Reinsured Net Amounts At Risk:

For Term Plans:

For term plans, the net amount at risk will be based on the reinsured face amount.

For Permanent Plans:

For Permanent Plans, the reinsured net amount at risk will be the difference between the reinsured death benefit amount and the cash value applicable to the reinsured death benefit amount. The reinsured death benefit amount is the initial amount reinsured under this Agreement or as reset by subsequent contractual increases or fully underwritten increases. For reinsured net amount at risk purposes, the cash value is that which is in effect for each reinsurance premium accounting period.

Fluctuations in the amount at risk caused by the normal workings of the cash value fund in will be shared proportionately between the Company and the Reinsurer.

9.	Rate Basis: The rates in this subsection are on a non-participating basis.

10.

Rate Guarantee: The reinsurance rates set out in this Exhibit are guaranteed for the first policy year. In subsequent policy years, the Reinsurer reserves the right to increase the premiums for reinsurance but not above the greater of the guaranteed premium charged to the policyholder or the statutory net valuation premium applicable to the Reinsured Policies after increase.

The Reinsurer shall provide ninety (90) days written notice to the Ceding Company, stating that it is exercising its right to increase reinsurance premium rates on Reinsured Policies reinsured under this Agreement. The rate increase will be effective on the first date that reinsurance premium is due following the expiration of the ninety (90) day notice period. If the Reinsurer exercises its right to increase reinsurance premiums under this Agreement in an amount greater than that required to ensure that the Reinsurer will participate in its share of any increases in premium rates, costs, charges or fees as implemented by the Company for the Reinsured Policies, the Company may recapture ail of the Reinsured Policies on which reinsurance rates have been increased regardless of the Reinsured Policies’ duration in force. If the Company elects to recapture reinsurance under this provision, unearned premiums, net of outstanding balances, will be paid by the party with the positive balance. Each Reinsured Policy will be recaptured on the first date that reinsurance premium is due following the expiration of the ninety (90) day notice period.

1553176US-15 (03-01-2015) (QT 09742US14 and QT 10553US15)

Exhibit C-1

11.	Deficiency Reserves: No deficiency reserves will be held by the Reinsurer for the Reinsured Policies.

12.	Minimum Recapture Period:

Guaranteed Level Term (10, 15, 20}: At the end of the level premium period

All Other Products: 20 Years

13.

YRT Rates For Conversions: The YRT rates applicable for conversions to permanent plans will be the 2008 VBT (non-preferred, S&U, ANB) rates, using point-in-scale, times the following percentages, in all years:

Preferred Best NT	68%
Preferred Plus NT	73%
Preferred NT	78%
Standard NT	92%
Preferred TB	85%
Standard TB	107%

If a term policy issued by the Company and reinsured under the terms of this Agreement converts to a permanent plan issued by The Penn Insurance and Annuity Company (“ PIA”), the reinsurance will remain in effect with the Reinsurer and will be reinsured under YRT Reinsurance Agreement I553200US-15 effective March 1, 2015 made between the Reinsurer and PIA. The YRT rates applicable for such term conversions are those specified above.

14.	Conditions Requiring Claims Consultation: Before conceding liability or making settlement to the claimant, the Company will seek the Reinsurer’s recommendation if:

a)         The claim occurs during the contestable period and the Company is not contesting the claim; or

b)         The death occurs outside of the United States or Canada; or

c)         The claim is one for which there is no body, i.e. the insured is missing and presumed dead.

15.	Special Conditions: None

1553176US-15 (03-01-2015) (QT 09742US14 and QT 10553US15)

2008 VBT FEMALE NONSMOKER ANB

Issue Age	Duration 1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Att. Age
0	0.31	0.26	0.22	0.17	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.09	0.11	0.14	0.18	0.23	0.27	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	25
1	0.26	0.22	0.17	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.09	0.11	0.14	0.18	0.23	0.27	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	26
2	0.22	0.17	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.09	0.11	0.14	0.18	0.23	0.27	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	27
3	0.17	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.09	0.11	0.14	0.18	0.23	0.27	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	28
4	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.09	0.11	0.14	0.18	0.23	0.27	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.33	29
5	0.12	0.11	0.11	0.10	0.10	0.09	0.09	0.11	0.14	0.18	0.23	0.27	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.33	0.35	30
6	0.11	0.11	0.10	0.10	0.09	0.09	0.11	0.14	0.18	0.23	0.27	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.33	0.35	0.37	31
7	0.11	0.10	0.10	0.09	0.09	0.11	0.14	0.18	0.23	0.27	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.33	0.35	0.37	0.40	32
8	0.10	0.10	0.09	0.09	0.11	0.14	0.18	0.23	0.27	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.33	0.35	0.37	0.40	0.43	33
9	0.10	0.09	0.09	0.11	0.14	0.18	0.23	0.27	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.33	0.35	0.37	0.40	0.43	0.46	34
10	0.09	0.09	0.11	0.14	0.18	0.23	0.27	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.33	0.35	0.37	0.40	0.43	0.46	0.50	35
11	0.08	0.10	0.13	0.18	0.22	0.26	0.29	0.30	0.30	0.30	0.30	0.30	0.29	0.29	0.29	0.30	0.31	0.32	0.33	0.35	0.37	0.40	0.43	0.46	0.50	0.54	36
12	0.10	0.13	0.17	0.22	0.25	0.28	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.30	0.31	0.33	0.35	0.37	0.40	0.43	0.46	0.50	0.54	0.58	37
13	0.12	0.16	0.21	0.25	0.27	0.28	0.29	0.28	0.28	0.28	0.26	0.26	0.28	0.28	0.29	0.31	0.33	0.35	0.37	0.40	0.43	0.46	0.50	0.54	0.58	0.63	38
14	0.15	0.20	0.24	0.27	0.28	0.28	0.27	0.28	0.28	0.28	0.28	0.27	0.28	0.29	0.30	0.32	0.34	0.36	0.39	0.43	0.46	0.50	0.54	0.58	0.63	0.67	39
15	0.18	0.23	0.26	0.27	0.27	0.26	0.27	0.27	0.27	0.27	0.27	0.27	0.28	0.29	0.31	0.33	0.36	0.39	0.42	0.46	0.50	0.54	0.58	0.63	0.67	0.72	40
16	0.20	0.24	0.26	0.26	0.26	0.26	0.26	0.26	0.26	0.27	0.27	0.27	0.28	0.30	0.32	0.34	0.38	0.41	0.46	0.50	0.54	0.58	0.62	0.67	0.72	0.77	41
17	0.21	0.24	0.25	0.25	0.25	0.25	0.25	0.25	0.26	0.26	0.27	0.28	0.29	0.31	0.33	0.36	0.40	0.45	0.49	0.53	0.58	0.62	0.67	0.71	0.76	0.82	42
18	0.21	0.23	0.24	0.24	0.24	0.24	0.24	0.25	0.26	0.26	0.27	0.28	0.30	0.32	0.34	0.38	0.43	0.48	0.53	0.57	0.62	0.66	0.71	0.76	0.81	0.87	43
19	0.19	0.22	0.23	0.23	0.23	0.23	0.24	0.25	0.26	0.27	0.28	0.29	0.31	0.33	0.36	0.41	0.46	0.51	0.57	0.62	0.66	0.71	0.76	0.81	0.86	0.93	44
20	0.18	0.21	0.22	0.22	0.22	0.22	0.23	0.24	0.26	0.27	0.29	0.30	0.32	0.35	0.39	0.44	0.49	0.55	0.61	0.66	0.71	0.75	0.80	0.86	0.93	1.00	45
21	0.17	0.20	0.21	0.21	0.21	0.22	0.23	0.25	0.26	0.28	0.30	0.31	0.34	0.37	0.41	0.46	0.52	0.59	0.65	0.70	0.75	0.80	0.86	0.92	1.00	1.11	46
22	0.15	0.19	0.20	0.21	0.21	0.22	0.23	0.25	0.27	0.29	0.31	0.33	0.36	0.39	0.43	0.49	0.56	0.63	0.69	0.75	0.80	0.85	0.91	0.99	1.10	1.25	47
23	0.14	0.18	0.20	0.20	0.21	0.22	0.23	0.26	0.28	0.30	0.32	0.35	0.38	0.41	0.46	0.52	0.59	0.66	0.73	0.79	0.84	0.91	0.98	1.09	1.24	1.41	48
24	0.13	0.17	0.19	0.20	0.21	0.22	0.24	0.26	0.29	0.32	0.34	0.37	0.40	0.43	0.48	0.55	0.62	0.70	0.78	0.84	0.90	0.98	1.08	1.23	1.40	1.59	49
25	0.12	0.16	0.19	0.20	0.21	0.22	0.24	0.27	0.31	0.34	0.36	0.38	0.42	0.45	0.50	0.58	0.66	0.74	0.82	0.90	0.97	1.07	1.22	1.39	1.58	1.77	50
26	0.12	0.16	0.19	0.20	0.21	0.22	0.24	0.28	0.32	0.36	0.37	0.40	0.43	0.48	0.54	0.62	0.70	0.79	0.87	0.96	1.05	1.15	1.29	1.46	1.66	1.97	51
27	0.12	0.16	0.19	0.20	0.21	0.22	0.25	0.29	0.33	0.36	0.39	0.43	0.47	0.52	0.59	0.67	0.75	0.84	0.93	1.02	1.12	1.24	1.40	1.59	1.84	2.17	52
28	0.12	0.17	0.19	0.20	0.21	0.23	0.26	0.30	0.34	0.38	0.42	0.46	0.51	0.57	0.64	0.72	0.81	0.90	0.99	1.09	1.21	1.34	1.52	1.73	2.01	2.39	53
29	0.12	0.17	0.19	0.21	0.22	0.24	0.27	0.32	0.36	0.41	0.46	0.50	0.55	0.62	0.70	0.78	0.87	0.97	1.07	1.17	1.30	1.46	1.64	1.88	2.19	2.61	54
30	0.13	0.18	0.20	0.22	0.23	0.26	0.29	0.34	0.39	0.44	0.49	0.54	0.61	0.68	0.76	0.85	0.94	1.04	1.15	1.27	1.41	1.57	1.76	2.04	2.39	2.84	55
31	0.13	0.16	0.21	0.23	0.24	0.27	0.32	0.37	0.42	0.48	0.53	0.60	0.67	0.75	0.84	0.93	1.03	1.13	1.24	1.37	1.52	1.70	1.93	2.22	2.59	3.09	56
32	0.14	0.19	0.22	0.24	0.26	0.29	0.34	0.40	0.46	0.52	0.59	0.66	0.74	0.83	0.92	1.01	1.12	1.23	1.35	1.49	1.65	1.86	2.09	2.41	2.82	3.35	57
33	0.14	0.20	0.23	0.25	0.27	0.32	0.37	0.44	0.50	0.57	0.65	0.73	0.82	0.91	1.01	1.11	1.22	1.33	1.46	1.61	1.79	2.00	2.27	2.61	3.06	3.64	58
34	0.15	0.21	0.24	0.26	0.30	0.35	0.41	0.48	0.55	0.63	0.71	0.80	0.90	1.00	1.11	1.21	1.33	1.46	1.59	1.75	1.94	2.17	2.46	2.83	3.32	3.95	59
35	0.16	0.22	0.25	0.27	0.32	0.38	0.45	0.52	0.60	0.69	0.78	0.89	0.99	1.10	1.21	1.33	1.45	1.58	1.73	1.90	2.11	2.36	2.67	3.08	3.61	4.30	60
36	0.17	0.23	0.26	0.29	0.35	0.42	0.49	0.57	0.66	0.76	0.86	0.98	1.09	1.21	1.33	1.45	1.58	1.73	1.88	2.07	2.29	2.56	2.90	3.35	3.93	4.68	61
37	0.18	0.24	0.27	0.31	0.38	0.46	0.54	0.62	0.72	0.83	0.95	1.08	1.20	1.33	1.45	1.58	1.73	1.88	2.05	2.25	2.46	2.78	3.16	3.66	4.30	5.11	62
38	0.19	0.25	0.28	0.34	0.42	0.50	0.59	0.68	0.79	0.91	1.05	1.18	1.31	1.45	1.58	1.73	1.88	2.04	2.23	2.44	2.70	3.03	3.45	4.00	4.71	5.60	63
39	0.20	0.26	0.29	0.37	0.46	0.55	0.64	0.75	0.87	1.00	1.15	1.29	1.44	1.58	1.73	1.88	2.04	2.22	2.42	2.65	2.94	3.31	3.78	4.39	5.16	6.15	64
40	0.21	0.27	0.31	0.41	0.50	0.60	0.70	0.82	0.95	1.10	1.25	1.41	1.56	1.72	1.88	2.04	2.21	2.41	2.63	2.88	3.21	3.62	4.15	4.84	5.71	6.79	65
41	0.22	0.28	0.34	0.44	0.55	0.65	0.76	0.89	1.04	1.20	1.37	1.53	1.70	1.87	2.04	2.21	2.40	2.61	2.85	3.14	3.50	3.97	4.58	5.35	6.32	7.62	66
42	0.23	0.29	0.37	0.49	0.60	0.71	0.83	0.97	1.13	1.30	1.49	1.67	1.84	2.02	2.20	2.39	2.60	2.83	3.10	3.43	3.84	4.36	5.05	5.94	7.02	8.35	67
43	0.24	0.30	0.41	0.53	0.65	0.77	0.90	1.06	1.23	1.42	1.61	1.81	2.00	2.19	2.38	2.59	2.82	3.07	3.37	3.75	4.22	4.84	5.62	6.61	7.83	9.30	68
44	0.25	0.32	0.45	0.58	0.70	0.83	0.98	1.15	1.34	1.54	1.75	1.95	2.16	2.36	2.57	2.80	3.05	3.33	3.68	4.11	4.66	5.37	6.26	7.38	8.75	10.39	69
45	0.26	0.35	0.50	0.63	0.76	0.90	1.06	1.26	1.45	1.67	1.89	2.11	2.33	2.55	2.78	3.02	3.30	3.63	4.02	4.52	5.16	5.97	7.00	8.26	9.80	11.64	70
46	0.27	0.39	0.54	0.68	0.83	0.98	1.16	1.36	1.58	1.81	2.04	2.27	2.50	2.74	2.99	3.27	3.58	3.95	4.41	4.99	5.73	6.67	7.84	9.27	11.00	13.05	71
47	0.28	0.42	0.59	0.74	0.89	1.05	1.25	1.47	1.71	1.95	2.20	2.45	2.70	2.95	3.23	3.54	3.89	4.32	4.86	5.54	6.39	7.47	8.80	10.42	12.36	14.66	72
48	0.29	0.46	0.63	0.80	0.96	1.15	1.36	1.60	1.85	2.11	2.37	2.63	2.90	3.18	3.49	3.84	4.25	4.75	5.37	6.16	7.15	8.39	9.90	11.73	13.91	16.48	73
49	0.30	0.50	0.68	0.86	1.04	1.25	1.48	1.74	2.00	2.28	2.56	2.84	3.13	3.44	3.78	4.17	4.65	5.23	5.96	6.88	8.02	9.43	11.15	13.21	15.65	18.53	74
50	0.32	0.54	0.73	0.93	1.13	1.36	1.61	1.89	2.17	2.46	2.76	3.06	3.37	3.72	4.10	4.55	5.11	5.79	6.64	7.70	9.02	10.63	12.57	14.88	17.61	20.84	75
51	0.35	0.58	0.79	1.00	1.23	1.48	1.76	2.05	2.35	2.66	2.98	3.30	3.65	4.03	4.48	5.00	5.64	6.44	7.43	8.65	10.16	11.98	14.17	16.76	19.82	23.42	76
52	0.38	0.62	0.85	1.08	1.33	1.61	1.91	2.23	2.55	2.88	3.22	3.57	3.96	4.39	4.90	5.51	6.26	7.16	8.33	9.74	11.45	13.51	15.97	18.86	22.26	26.30	77
53	0.40	0.66	0.91	1.17	1.46	1.76	2.09	2.42	2.77	3.12	3.49	3.88	4.32	4.81	5.40	6.10	6.97	8.05	9.37	10.95	12.92	15.24	17.99	21.22	25.02	29.51	78
54	0.43	0.71	0.98	1.28	1.59	1.93	2.28	2.64	3.01	3.40	3.80	4.23	4.72	5.29	5.97	6.79	7.80	9.04	10.56	12.39	14.58	17.18	20.24	23.84	28.06	33.06	79
55	0.46	0.76	1.07	1.40	1.75	2.11	2.50	2.89	3.29	3.70	4.15	4.64	5.20	5.85	6.64	7.59	8.76	10.19	11.92	13.99	16.45	19.38	22.75	26.74	31.43	36.99	80
56	0.49	0.82	1.17	1.53	1.92	2.32	2.74	3.16	3.60	4.05	4.55	5.11	5.75	6.50	7.42	8.52	9.87	11.50	13.46	15.79	18.54	21.77	25.54	29.95	35.14	41.40	81
57	0.53	0.89	1.28	1.69	2.12	2.56	3.01	3.47	3.95	4.46	5.02	5.65	6.39	7.27	8.32	9.60	11.14	13.00	15.21	17.82	20.88	24.45	28.62	33.48	39.31	46.26	82
58	0.57	0.98	1.41	1.87	2.34	2.82	3.32	3.82	4.36	4.92	5.56	6.28	7.14	8.15	9.37	10.84	12.60	14.70	17.18	20.09	23.48	27.42	32.01	37.45	43.88	51.59	83
59	0.62	1.07	1.56	2.07	2.59	3.12	3.66	4.22	4.81	5.46	6.18	7.02	8.01	9.18	10.58	12.26	14.26	16.63	19.40	22.62	26.37	30.70	35.81	41.80	48.90	57.41	84
60	0.67	1.19	1.74	2.30	2.88	3.46	4.06	4.68	5.34	6.08	6.91	7.88	9.01	10.37	11.98	13.89	16.15	18.78	21.87	25.44	29.55	34.37	39.98	46.56	54.37	63.77	85
61	0.74	1.33	1.94	2.56	3.20	3.84	4.51	5.20	5.96	6.79	7.75	8.87	10.16	11.74	13.57	15.74	18.27	21.22	24.63	28.55	33.13	38.41	44.55	51.75	60.94	70.68	86
62	0.83	1.48	2.17	2.86	3.56	4.28	5.02	5.80	6.66	7.63	8.73	10.02	11.53	13.30	15.39	17.83	20.66	23.94	27.69	32.05	37.06	42.83	49.53	58.52	68.16	78.17	87
63	0.93	1.67	2.43	3.20	3.98	4.77	5.60	6.49	7.47	8.58	9.86	11.34	13.07	15.09	17.45	20.19	23.34	26.95	31.14	35.91	41.37	47.65	55.48	66.00	76.06	86.28	88
64	1.05	1.88	2.72	3.57	4.44	5.33	6.27	7.26	8.41	9.68	11.15	12.85	14.82	17.12	19.77	22.83	26.32	30.36	34.94	40.15	46.26	54.73	64.18	74.27	84.71	95.04	89
65	1.19	2.11	3.05	4.00	4.98	5.98	7.03	8.18	9.46	10.94	12.63	14.57	16.62	19.41	22.38	25.77	29.69	34.12	39.13	44.79	53.29	62.66	72.77	83.38	94.12	104.24	90
66	1.35	2.38	3.42	4.48	5.56	6.66	7.89	9.21	10.70	12.38	14.31	16.53	19.07	21.96	25.30	29.11	33.42	38.27	43.71	52.10	61.40	71.63	82.28	93.38	104.24	113.92	91
67	1.54	2.69	3.84	5.01	6.22	7.49	8.67	10.39	12.09	14.01	16.22	18.73	21.60	24.85	28.60	32.82	37.55	42.82	51.12	60.35	70.49	81.38	92.79	104.24	113.92	124.26	92
68	1.76	3.02	4.30	5.61	6.97	8.41	9.98	11.71	13.66	15.86	18.37	21.21	24.43	28.12	32.27	36.91	42.06	50.31	59.50	69.65	80.65	92.32	104.24	113.92	124.26	135.29	93
69	2.00	3.40	4.82	6.26	7.61	9.44	11.23	13.21	15.43	17.94	20.78	23.98	27.64	31.75	36.34	41.42	49.63	58.80	68.86	80.06	91.95	104.24	113.92	124.26	135.29	147.02	94

2008 VBT FEMALE SMOKER ANB

Issue Age	Duration 1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Att. Age
0	0.31	0.26	0.22	0.17	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.09	0.11	0.14	0.18	0.23	0.27	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	25
1	0.26	0.22	0.17	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.09	0.11	0.14	0.18	0.23	0.27	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	26
2	0.22	0.17	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.09	0.11	0.14	0.18	0.23	0.27	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	27
3	0.17	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.09	0.11	0.14	0.18	0.23	0.27	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	28
4	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.09	0.11	0.14	0.18	0.23	0.27	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.33	29
5	0.12	0.11	0.11	0.10	0.10	0.09	0.09	0.11	0.14	0.18	0.23	0.27	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.33	0.35	30
6	0.11	0.11	0.10	0.10	0.09	0.09	0.11	0.14	0.18	0.23	0.27	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.33	0.35	0.37	31
7	0.11	0.10	0.10	0.09	0.09	0.11	0.14	0.18	0.23	0.27	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.33	0.35	0.37	0.40	32
8	0.10	0.10	0.09	0.09	0.11	0.14	0.18	0.23	0.27	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.33	0.35	0.37	0.40	0.43	33
9	0.10	0.09	0.09	0.11	0.14	0.18	0.23	0.27	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.33	0.35	0.37	0.40	0.43	0.46	34
10	0.09	0.09	0.11	0.14	0.18	0.23	0.27	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.33	0.35	0.37	0.40	0.43	0.46	0.50	35
11	0.09	0.10	0.13	0.18	0.22	0.26	0.29	0.30	0.30	0.30	0.30	0.30	0.29	0.29	0.29	0.30	0.31	0.32	0.33	0.36	0.37	0.40	0.43	0.46	0.50	0.54	36
12	0.10	0.13	0.17	0.22	0.25	0.28	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.30	0.31	0.33	0.35	0.37	0.40	0.43	0.46	0.50	0.54	0.58	37
13	0.12	0.16	0.21	0.25	0.27	0.28	0.29	0.28	0.28	0.28	0.28	0.28	0.28	0.28	0.29	0.31	0.33	0.35	0.37	0.40	0.43	0.46	0.50	0.54	0.58	0.63	38
14	0.15	0.20	0.24	0.27	0.28	0.28	0.27	0.28	0.28	0.28	0.28	0.27	0.28	0.29	0.30	0.32	0.34	0.36	0.39	0.43	0.46	0.50	0.54	0.58	0.63	0.67	39
15	0.18	0.23	0.26	0.27	0.27	0.28	0.27	0.27	0.27	0.27	0.27	0.27	0.28	0.29	0.31	0.33	0.35	0.39	0.42	0.46	0.50	0.54	0.58	0.63	0.67	0.72	40
16	0.20	0.24	0.26	0.26	0.26	0.26	0.26	0.26	0.26	0.27	0.27	0.27	0.28	0.30	0.32	0.34	0.38	0.41	0.45	0.50	0.54	0.58	0.62	0.67	0.72	0.77	41
17	0.21	0.24	0.25	0.26	0.26	0.25	0.25	0.26	0.26	0.26	0.27	0.28	0.29	0.31	0.33	0.36	0.40	0.45	0.49	0.53	0.58	0.62	0.67	0.71	0.76	0.82	42
18	0.67	0.60	0.56	0.51	0.44	0.40	0.36	0.35	0.39	0.41	0.44	0.47	0.51	0.55	0.59	0.66	0.76	0.86	0.97	1.07	1.18	1.29	1.42	1.54	1.67	1.82	43
19	0.60	0.56	0.51	0.44	0.40	0.36	0.33	0.35	0.40	0.43	0.46	0.49	0.53	0.57	0.63	0.73	0.83	0.94	1.07	1.18	1.29	1.42	1.54	1.67	1.80	1.97	44
20	0.56	0.51	0.44	0.40	0.36	0.33	0.32	0.35	0.40	0.44	0.48	0.51	0.55	0.61	0.70	0.80	0.93	1.03	1.17	1.29	1.42	1.53	1.65	1.80	1.97	2.13	45
21	0.51	0.44	0.40	0.36	0.33	0.32	0.32	0.35	0.41	0.46	0.51	0.53	0.60	0.66	0.74	0.85	0.98	1.13	1.27	1.40	1.52	1.65	1.78	1.95	2.13	2.37	46
22	0.44	0.40	0.36	0.33	0.32	0.32	0.34	0.39	0.44	0.49	0.53	0.58	0.64	0.71	0.79	0.92	1.07	1.23	1.37	1.52	1.65	1.76	1.93	2.11	2.35	2.67	47
23	0.40	0.36	0.33	0.32	0.32	0.32	0.35	0.42	0.47	0.51	0.56	0.62	0.69	0.76	0.86	0.99	1.16	1.31	1.48	1.62	1.75	1.92	2.09	2.33	2.65	3.02	48
24	0.36	0.33	0.32	0.32	0.32	0.33	0.36	0.43	0.50	0.56	0.61	0.67	0.74	0.81	0.92	1.07	1.23	1.41	1.60	1.76	1.90	2.09	2.31	2.63	2.99	3.41	49
25	0.32	0.32	0.32	0.32	0.33	0.36	0.40	0.46	0.54	0.61	0.66	0.71	0.79	0.86	0.97	1.15	1.33	1.51	1.70	1.90	2.07	2.30	2.62	2.97	3.38	3.80	50
26	0.31	0.32	0.32	0.33	0.36	0.37	0.41	0.49	0.56	0.64	0.69	0.76	0.83	0.94	1.07	1.24	1.43	1.64	1.83	2.05	2.26	2.49	2.79	3.13	3.60	4.24	51
27	0.30	0.32	0.33	0.36	0.37	0.40	0.45	0.51	0.59	0.68	0.74	0.83	0.92	1.03	1.19	1.37	1.55	1.77	1.98	2.20	2.43	2.70	3.04	3.41	3.96	4.68	52
28	0.30	0.33	0.36	0.37	0.40	0.44	0.48	0.56	0.65	0.73	0.82	0.91	1.02	1.15	1.31	1.49	1.71	1.92	2.14	2.38	2.66	2.95	3.32	3.72	4.34	5.18	53
29	0.30	0.36	0.37	0.40	0.44	0.45	0.51	0.62	0.70	0.81	0.90	1.01	1.12	1.27	1.46	1.65	1.86	2.10	2.35	2.59	2.89	3.22	3.61	4.06	4.75	5.68	54
30	0.30	0.37	0.40	0.44	0.45	0.50	0.57	0.67	0.78	0.89	1.00	1.11	1.26	1.42	1.61	1.82	2.05	2.29	2.56	2.88	3.20	3.59	3.98	4.43	5.21	6.23	55
31	0.31	0.40	0.44	0.45	0.49	0.54	0.64	0.75	0.88	0.99	1.10	1.26	1.41	1.60	1.81	2.03	2.28	2.54	2.86	3.20	3.59	3.98	4.43	4.92	5.68	6.82	56
32	0.32	0.41	0.45	0.49	0.54	0.59	0.70	0.83	0.96	1.09	1.25	1.41	1.59	1.80	2.02	2.27	2.54	2.86	3.20	3.59	3.98	4.43	4.92	5.45	6.22	7.44	57
33	0.33	0.42	0.49	0.52	0.57	0.67	0.78	0.93	1.06	1.22	1.40	1.58	1.80	2.02	2.27	2.54	2.86	3.20	3.59	3.98	4.43	4.92	5.45	6.01	6.80	8.15	58
34	0.34	0.44	0.51	0.55	0.65	0.75	0.88	1.03	1.19	1.37	1.56	1.77	2.01	2.26	2.54	2.86	3.20	3.59	3.98	4.43	4.92	5.45	6.01	6.61	7.43	8.92	59
35	0.35	0.45	0.54	0.61	0.71	0.84	0.99	1.14	1.33	1.53	1.75	2.01	2.26	2.54	2.88	3.20	3.59	3.98	4.43	4.92	5.45	6.01	6.61	7.25	8.16	9.78	60
36	0.36	0.46	0.56	0.68	0.80	0.95	1.10	1.28	1.49	1.73	1.97	2.26	2.54	2.88	3.20	3.59	3.98	4.43	4.92	5.45	6.01	6.61	7.25	7.93	8.94	10.72	61
37	0.37	0.48	0.62	0.74	0.89	1.06	1.24	1.42	1.66	1.92	2.22	2.54	2.86	3.20	3.59	3.98	4.43	4.92	5.45	6.01	6.61	7.25	7.93	8.64	9.85	11.79	62
38	0.38	0.52	0.66	0.83	1.00	1.18	1.38	1.59	1.86	2.16	2.51	2.84	3.19	3.59	3.98	4.43	4.92	5.45	6.01	6.61	7.25	7.93	8.64	9.43	10.87	13.00	63
39	0.39	0.56	0.73	0.93	1.12	1.32	1.53	1.80	2.10	2.42	2.81	3.18	3.59	3.98	4.43	4.92	5.45	6.01	6.61	7.25	7.93	8.64	9.43	10.26	12.03	14.37	64
40	0.40	0.60	0.83	1.05	1.29	1.48	1.72	2.01	2.34	2.73	3.13	3.56	3.97	4.43	4.92	5.45	6.01	6.61	7.25	7.93	8.64	9.43	10.25	11.24	13.34	15.94	65
41	0.41	0.67	0.93	1.15	1.40	1.64	1.91	2.24	2.63	3.05	3.51	3.95	4.43	4.92	5.45	6.01	6.61	7.25	7.93	8.64	9.43	10.25	11.22	12.50	14.83	17.70	66
42	0.45	0.77	1.03	1.31	1.57	1.83	2.14	2.50	2.93	3.39	3.91	4.42	4.91	5.45	6.01	6.61	7.25	7.93	8.64	9.43	10.25	11.18	12.45	13.94	16.53	19.69	67
43	0.52	0.87	1.16	1.44	1.74	2.04	2.38	2.80	3.27	3.79	4.33	4.90	5.45	6.01	6.61	7.25	7.93	8.64	9.43	10.25	11.13	12.40	13.86	15.56	18.46	21.92	68
44	0.56	0.97	1.29	1.62	1.92	2.26	2.66	3.12	3.65	4.21	4.82	5.40	6.01	6.61	7.25	7.93	8.64	9.43	10.25	11.13	12.31	13.77	15.45	17.40	20.62	24.43	69
45	0.63	1.07	1.46	1.79	2.13	2.51	2.95	3.46	4.05	4.66	5.33	5.97	6.61	7.25	7.93	8.64	9.43	10.25	11.13	12.24	13.63	15.26	17.25	19.47	23.04	27.21	70
46	0.73	1.21	1.61	1.98	2.38	2.80	3.31	3.88	4.53	5.20	5.88	6.56	7.23	7.93	8.64	9.43	10.25	11.13	12.18	13.50	15.10	17.01	19.23	21.79	25.72	30.26	71
47	0.80	1.31	1.78	2.19	2.62	3.10	3.66	4.30	5.02	5.73	6.47	7.21	7.93	8.64	9.43	10.25	11.13	12.14	13.41	14.93	16.74	18.91	21.45	24.36	28.66	33.62	72
48	0.89	1.45	1.93	2.42	2.89	3.45	4.08	4.80	5.55	6.34	7.11	7.87	8.64	9.43	10.25	11.13	12.13	13.32	14.74	16.48	18.66	21.03	23.89	27.20	31.90	37.23	73
49	0.98	1.59	2.12	2.65	3.20	3.84	4.54	5.34	6.13	6.98	7.82	8.62	9.43	10.25	11.13	12.08	13.24	14.59	16.23	18.22	20.56	23.33	26.56	30.29	35.35	41.12	74
50	1.06	1.73	2.31	2.93	3.55	4.25	5.05	5.92	6.78	7.66	8.55	9.39	10.23	11.13	12.07	13.16	14.46	16.00	17.87	20.10	22.77	25.87	29.46	33.61	39.08	45.29	75
51	1.15	1.88	2.54	3.20	3.94	4.74	5.63	6.54	7.47	8.41	9.33	10.21	11.13	12.07	13.16	14.36	15.81	17.57	19.69	22.19	25.17	28.60	32.59	37.19	43.07	49.70	76
52	1.25	2.03	2.77	3.62	4.34	5.25	6.22	7.23	8.22	9.20	10.17	11.09	12.07	13.12	14.26	15.66	17.31	19.27	21.66	24.47	27.73	31.53	35.93	40.98	47.28	54.34	77
53	1.32	2.18	3.00	3.87	4.84	5.83	6.91	7.95	9.03	10.06	11.08	12.08	13.12	14.24	15.56	17.08	18.93	21.17	23.82	26.82	30.52	34.69	39.49	45.03	51.69	59.23	78
54	1.43	2.36	3.28	4.30	5.35	6.48	7.63	8.79	9.88	10.89	12.03	13.08	14.22	15.46	16.94	18.67	20.74	23.21	26.16	29.56	33.49	38.02	43.21	49.25	56.32	64.33	79
55	1.53	2.56	3.62	4.76	5.95	7.18	8.44	9.65	10.83	11.94	13.08	14.22	15.46	16.84	18.46	20.40	22.71	25.46	28.69	32.40	36.67	41.54	47.16	53.67	61.16	69.69	80
56	1.64	2.78	4.00	5.25	6.59	7.93	9.29	10.56	11.83	13.00	14.20	15.45	16.80	18.32	20.17	22.31	24.88	27.89	31.39	35.40	40.01	45.28	51.31	58.28	66.20	75.47	81
57	1.76	3.04	4.41	5.84	7.32	8.79	10.22	11.58	12.88	14.16	15.43	16.76	18.26	19.99	22.01	24.40	27.22	30.51	34.30	38.62	43.66	49.19	55.67	63.06	71.66	81.66	82
58	1.93	3.36	4.86	6.40	8.10	9.68	11.23	12.66	14.04	15.38	16.76	18.21	19.86	21.76	24.02	26.67	29.75	33.31	37.38	42.03	47.31	53.33	60.21	68.27	77.36	88.01	83
59	2.11	3.69	5.42	7.16	8.95	10.66	12.28	13.81	15.27	16.71	18.18	19.80	21.64	23.75	26.22	29.12	32.47	36.34	40.70	45.65	51.29	57.69	65.14	73.69	83.42	94.76	84
60	2.29	4.11	6.04	7.97	9.90	11.71	13.44	15.05	16.58	18.14	19.75	21.54	23.53	25.69	28.62	31.76	35.42	39.53	44.22	49.51	55.49	62.42	70.32	79.43	89.76	101.97	85
61	2.53	4.59	6.71	8.81	10.89	12.82	14.66	16.35	18.02	19.66	21.42	23.39	25.62	28.22	31.20	34.63	38.83	42.97	47.98	53.62	60.10	67.45	75.82	85.44	97.44	109.62	86
62	2.83	5.09	7.46	9.74	11.94	14.02	15.94	17.74	19.51	21.33	23.26	25.42	27.89	30.72	33.98	37.71	41.92	46.66	52.00	58.11	66.00	72.81	81.67	93.57	105.72	117.72	87
63	3.16	5.70	8.26	10.74	13.09	15.26	17.29	19.22	21.12	23.08	25.23	27.61	30.34	33.44	36.99	41.05	45.56	50.64	56.46	62.95	70.29	78.53	90.28	102.37	114.55	128.40	88
64	3.55	6.35	9.10	11.75	14.26	16.56	18.74	20.78	22.85	24.98	27.34	29.98	32.96	36.40	40.25	44.63	49.61	55.07	61.25	68.17	75.94	87.57	99.70	111.86	124.10	135.72	89
65	3.95	7.02	10.01	12.86	15.49	17.93	20.25	22.43	24.68	27.01	29.62	32.53	35.84	39.58	43.60	48.60	53.86	59.86	66.44	73.81	86.32	97.44	109.86	122.15	134.40	145.31	90
66	4.45	7.77	10.97	14.00	16.61	19.37	21.82	24.17	26.61	29.20	32.08	36.32	38.96	42.06	47.64	52.83	58.62	65.02	72.08	83.62	95.62	108.18	120.80	133.35	145.31	155.39	91
67	4.98	8.58	11.98	15.17	18.13	20.86	23.47	26.01	28.69	31.54	34.78	38.32	42.35	46.84	51.94	57.60	63.84	70.65	82.05	94.15	106.79	119.74	132.71	145.31	155.39	165.89	92
68	5.58	9.38	13.01	16.40	19.52	22.42	25.21	27.98	30.91	34.10	37.88	41.61	46.05	51.09	56.67	62.78	69.52	80.85	92.95	106.73	118.86	132.20	145.31	155.39	165.89	177.23	93
69	6.18	10.24	14.09	17.66	20.96	24.03	27.03	30.07	33.30	36.87	40.81	46.23	50.26	55.78	61.69	68.51	79.90	92.05	104.89	116.22	131.85	145.31	155.39	165.89	177.23	189.07	94

2008 VBT MALE NONSMOKER ANB

Duration

Issue Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Att. Age
0	0.62	0.28	0.26	0.21	0.17	0.15	0.14	0.13	0.11	0.10	0.09	0.09	0.13	0.22	0.34	0.47	0.59	0.71	0.80	0.88	0.96	1.03	1.06	1.06	1.02	0.98	25
1	0.35	0.26	0.21	0.17	0.15	0.14	0.13	0.11	0.10	0.09	0.09	0.13	0.22	0.34	0.47	0.59	0.71	0.80	0.88	0.96	1.03	1.06	1.06	1.02	0.98	0.93	26
2	0.26	0.21	0.17	0.15	0.14	0.13	0.11	0.10	0.09	0.09	0.13	0.22	0.34	0.47	0.59	0.71	0.80	0.88	0.96	1.03	1.06	1.06	1.02	0.98	0.93	0.88	27
3	0.21	0.17	0.15	0.14	0.13	0.11	0.10	0.09	0.09	0.13	0.22	0.34	0.47	0.59	0.71	0.80	0.88	0.96	1.03	1.06	1.06	1.02	0.98	0.93	0.88	0.87	28
4	0.17	0.15	0.14	0.13	0.11	0.10	0.09	0.09	0.13	0.22	0.34	0.47	0.59	0.71	0.80	0.88	0.96	1.03	1.06	1.06	1.02	0.98	0.93	0.88	0.87	0.86	29
5	0.15	0.14	0.13	0.11	0.10	0.09	0.09	0.13	0.22	0.34	0.47	0.59	0.71	0.80	0.88	0.96	1.03	1.06	1.06	1.02	0.98	0.93	0.88	0.87	0.86	0.87	30
6	0.14	0.13	0.11	0.10	0.09	0.09	0.13	0.22	0.34	0.47	0.59	0.71	0.80	0.88	0.96	1.03	1.06	1.06	1.02	0.98	0.93	0.88	0.87	0.86	0.87	0.88	31
7	0.13	0.11	0.10	0.09	0.09	0.13	0.22	0.34	0.47	0.59	0.71	0.80	0.88	0.96	1.03	1.06	1.06	1.02	0.98	0.93	0.88	0.87	0.86	0.87	0.88	0.90	32
8	0.11	0.10	0.09	0.09	0.13	0.22	0.34	0.47	0.59	0.71	0.80	0.88	0.96	1.03	1.06	1.06	1.02	0.98	0.93	0.88	0.87	0.86	0.87	0.88	0.90	0.93	33
9	0.10	0.09	0.09	0.13	0.22	0.34	0.47	0.59	0.71	0.80	0.88	0.96	1.03	1.06	1.06	1.02	0.98	0.93	0.88	0.87	0.86	0.87	0.88	0.90	0.93	0.97	34
10	0.09	0.09	0.13	0.22	0.34	0.47	0.59	0.71	0.80	0.88	0.96	1.03	1.06	1.06	1.02	0.98	0.93	0.88	0.87	0.86	0.87	0.88	0.90	0.93	0.97	1.02	35
11	0.09	0.13	0.21	0.33	0.45	0.57	0.68	0.78	0.85	0.93	1.00	1.04	1.04	1.00	0.96	0.91	0.87	0.85	0.85	0.85	0.86	0.88	0.92	0.96	1.02	1.08	36
12	0.12	0.20	0.31	0.44	0.55	0.66	0.75	0.82	0.90	0.97	1.01	1.01	0.98	0.94	0.89	0.85	0.83	0.83	0.83	0.85	0.87	0.90	0.95	1.01	1.07	1.14	37
13	0.19	0.30	0.42	0.53	0.63	0.72	0.79	0.87	0.93	0.97	0.98	0.95	0.92	0.87	0.83	0.81	0.81	0.82	0.83	0.85	0.89	0.93	0.99	1.06	1.13	1.21	38
14	0.29	0.40	0.50	0.61	0.69	0.76	0.83	0.90	0.93	0.94	0.92	0.89	0.84	0.81	0.80	0.79	0.80	0.81	0.83	0.86	0.91	0.97	1.03	1.11	1.19	1.28	39
15	0.38	0.48	0.57	0.66	0.73	0.80	0.86	0.89	0.90	0.88	0.84	0.82	0.79	0.76	0.78	0.78	0.79	0.81	0.84	0.89	0.94	1.01	1.08	1.16	1.26	1.36	40
16	0.46	0.54	0.62	0.69	0.76	0.82	0.85	0.85	0.84	0.81	0.77	0.76	0.75	0.76	0.76	0.77	0.79	0.82	0.87	0.92	0.98	1.05	1.13	1.22	1.32	1.44	41
17	0.52	0.58	0.65	0.72	0.76	0.82	0.82	0.79	0.77	0.74	0.71	0.72	0.73	0.74	0.75	0.77	0.80	0.84	0.89	0.95	1.02	1.10	1.19	1.29	1.40	1.53	42
18	0.55	0.60	0.67	0.73	0.77	0.78	0.75	0.73	0.70	0.66	0.68	0.70	0.71	0.73	0.75	0.78	0.82	0.87	0.92	0.99	1.06	1.15	1.24	1.35	1.48	1.62	43
19	0.57	0.62	0.68	0.72	0.73	0.72	0.69	0.66	0.64	0.64	0.65	0.68	0.70	0.73	0.76	0.80	0.85	0.90	0.96	1.02	1.11	1.20	1.30	1.42	1.56	1.73	44
20	0.59	0.63	0.66	0.68	0.68	0.65	0.62	0.60	0.60	0.62	0.63	0.67	0.70	0.74	0.78	0.82	0.87	0.93	0.99	1.06	1.15	1.25	1.36	1.50	1.66	1.82	45
21	0.59	0.61	0.62	0.62	0.61	0.59	0.56	0.56	0.57	0.60	0.62	0.66	0.71	0.75	0.80	0.85	0.90	0.96	1.03	1.10	1.19	1.30	1.43	1.58	1.74	1.93	46
22	0.57	0.56	0.56	0.56	0.55	0.53	0.52	0.53	0.55	0.58	0.60	0.66	0.72	0.77	0.82	0.87	0.93	0.99	1.06	1.14	1.24	1.37	1.51	1.66	1.84	2.05	47
23	0.53	0.50	0.50	0.50	0.49	0.49	0.49	0.50	0.53	0.54	0.60	0.67	0.73	0.79	0.85	0.90	0.96	1.03	1.10	1.19	1.30	1.43	1.57	1.74	1.94	2.18	48
24	0.47	0.44	0.44	0.44	0.45	0.46	0.47	0.48	0.50	0.54	0.61	0.68	0.75	0.81	0.87	0.93	0.99	1.06	1.14	1.23	1.36	1.49	1.64	1.83	2.05	2.32	49
25	0.41	0.38	0.38	0.40	0.42	0.43	0.44	0.45	0.48	0.55	0.62	0.70	0.77	0.84	0.90	0.96	1.02	1.10	1.18	1.28	1.40	1.56	1.72	1.93	2.18	2.46	50
26	0.36	0.34	0.35	0.38	0.40	0.41	0.42	0.45	0.49	0.56	0.63	0.71	0.78	0.85	0.92	0.99	1.06	1.16	1.24	1.36	1.49	1.66	1.84	2.06	2.32	2.65	51
27	0.31	0.31	0.34	0.36	0.38	0.39	0.42	0.45	0.50	0.57	0.64	0.72	0.80	0.88	0.95	1.03	1.11	1.21	1.32	1.45	1.59	1.77	1.97	2.20	2.48	2.84	52
28	0.27	0.29	0.33	0.36	0.36	0.38	0.42	0.45	0.51	0.58	0.66	0.75	0.84	0.92	1.00	1.08	1.18	1.28	1.41	1.55	1.71	1.90	2.11	2.36	2.66	3.06	53
29	0.24	0.26	0.32	0.35	0.37	0.38	0.42	0.46	0.52	0.59	0.69	0.78	0.88	0.97	1.05	1.15	1.25	1.37	1.51	1.66	1.84	2.04	2.28	2.53	2.85	3.29	54
30	0.21	0.27	0.32	0.36	0.38	0.39	0.42	0.47	0.53	0.62	0.73	0.83	0.93	1.03	1.12	1.23	1.34	1.48	1.63	1.79	1.98	2.19	2.43	2.71	3.07	3.55	55
31	0.19	0.27	0.33	0.37	0.39	0.40	0.43	0.48	0.56	0.66	0.77	0.89	0.99	1.10	1.21	1.32	1.45	1.60	1.76	1.94	2.14	2.38	2.61	2.92	3.32	3.86	56
32	0.19	0.28	0.34	0.38	0.40	0.41	0.44	0.51	0.60	0.71	0.83	0.95	1.07	1.18	1.30	1.43	1.57	1.73	1.91	2.10	2.31	2.54	2.81	3.15	3.59	4.19	57
33	0.20	0.29	0.35	0.39	0.41	0.42	0.47	0.56	0.65	0.77	0.90	1.03	1.15	1.28	1.41	1.55	1.71	1.88	2.08	2.28	2.50	2.75	3.04	3.40	3.89	4.58	58
34	0.21	0.30	0.37	0.40	0.42	0.45	0.51	0.59	0.70	0.83	0.97	1.11	1.25	1.38	1.53	1.69	1.86	2.05	2.26	2.48	2.71	2.97	3.28	3.69	4.24	4.97	59
35	0.22	0.32	0.38	0.42	0.44	0.49	0.55	0.65	0.77	0.90	1.05	1.20	1.35	1.50	1.67	1.84	2.04	2.24	2.46	2.69	2.94	3.22	3.58	4.02	4.62	5.44	60
36	0.23	0.33	0.40	0.44	0.48	0.53	0.61	0.71	0.84	0.98	1.14	1.30	1.47	1.64	1.82	2.01	2.22	2.45	2.68	2.92	3.19	3.49	3.88	4.38	5.07	5.98	61
37	0.24	0.35	0.42	0.47	0.51	0.58	0.66	0.78	0.91	1.07	1.24	1.42	1.60	1.79	1.99	2.20	2.43	2.67	2.92	3.18	3.46	3.80	4.23	4.80	5.57	6.58	62
38	0.25	0.36	0.44	0.50	0.56	0.64	0.73	0.85	1.00	1.17	1.35	1.54	1.74	1.95	2.17	2.41	2.65	2.91	3.18	3.46	3.77	4.15	4.64	5.26	6.14	7.28	63
39	0.26	0.38	0.46	0.54	0.61	0.70	0.80	0.93	1.09	1.27	1.46	1.67	1.89	2.12	2.37	2.63	2.90	3.17	3.46	3.77	4.11	4.54	5.09	5.83	6.79	8.03	64
40	0.27	0.40	0.49	0.58	0.67	0.77	0.88	1.02	1.19	1.38	1.59	1.82	2.06	2.32	2.59	2.87	3.16	3.46	3.77	4.11	4.50	4.98	5.62	6.45	7.53	8.90	65
41	0.28	0.42	0.53	0.63	0.74	0.84	0.97	1.12	1.30	1.50	1.73	1.98	2.25	2.53	2.82	3.13	3.44	3.77	4.11	4.48	4.93	5.49	6.22	7.16	8.37	9.88	66
42	0.29	0.44	0.57	0.69	0.81	0.93	1.06	1.22	1.41	1.63	1.88	2.16	2.45	2.76	3.08	3.41	3.75	4.10	4.48	4.91	5.42	6.07	6.90	7.97	9.33	11.00	67
43	0.30	0.47	0.62	0.76	0.89	1.02	1.16	1.33	1.54	1.78	2.05	2.35	2.67	3.00	3.35	3.72	4.09	4.48	4.90	5.39	5.98	6.73	7.69	8.90	10.41	12.26	68
44	0.32	0.50	0.67	0.83	0.97	1.11	1.27	1.45	1.68	1.94	2.23	2.56	2.90	3.27	3.65	4.05	4.46	4.89	5.37	5.93	6.62	7.49	8.56	9.96	11.65	13.65	69
45	0.33	0.54	0.73	0.90	1.06	1.21	1.38	1.58	1.82	2.11	2.43	2.78	3.16	3.56	3.98	4.41	4.86	5.35	5.90	6.55	7.36	8.35	9.60	11.15	13.04	15.26	70
46	0.35	0.59	0.80	0.99	1.16	1.32	1.51	1.73	1.99	2.29	2.64	3.03	3.45	3.88	4.34	4.81	5.31	5.86	6.50	7.25	8.18	9.34	10.77	12.51	14.61	17.06	71
47	0.38	0.64	0.88	1.08	1.26	1.44	1.64	1.88	2.17	2.50	2.88	3.30	3.76	4.23	4.73	5.26	5.82	6.45	7.18	8.06	9.14	10.46	12.06	14.04	16.37	19.10	72
48	0.41	0.71	0.96	1.18	1.37	1.57	1.79	2.05	2.36	2.73	3.14	3.60	4.08	4.62	5.17	5.76	6.39	7.11	7.96	8.96	10.22	11.74	13.58	15.77	18.35	21.35	73
49	0.45	0.77	1.06	1.29	1.50	1.71	1.95	2.24	2.58	2.98	3.43	3.93	4.47	5.04	5.65	6.31	7.03	7.86	8.85	10.03	11.46	13.19	15.26	17.71	20.57	23.87	74
50	0.49	0.85	1.15	1.40	1.63	1.87	2.13	2.44	2.82	3.26	3.75	4.30	4.89	5.52	6.20	6.94	7.77	8.73	9.86	11.22	12.88	14.83	17.15	19.88	23.04	26.67	75
51	0.54	0.93	1.26	1.53	1.76	2.04	2.33	2.68	3.09	3.57	4.11	4.71	5.36	6.06	6.81	7.65	8.60	9.71	11.02	12.59	14.45	16.67	19.27	22.30	25.79	29.76	76
52	0.60	1.03	1.37	1.67	1.94	2.23	2.55	2.93	3.39	3.92	4.51	5.17	5.88	6.66	7.52	8.47	9.50	10.84	12.34	14.13	16.26	18.74	21.64	24.99	28.84	33.23	77
53	0.67	1.12	1.50	1.82	2.12	2.44	2.80	3.23	3.73	4.31	4.97	5.69	6.48	7.35	8.32	9.40	10.66	12.12	13.84	15.88	18.27	21.06	24.28	27.98	32.21	37.04	78
54	0.75	1.23	1.63	1.98	2.31	2.67	3.06	3.55	4.11	4.75	5.48	6.28	7.16	8.14	9.23	10.47	11.91	13.58	15.55	17.85	20.53	23.63	27.20	31.28	35.92	41.23	79
55	0.83	1.34	1.77	2.16	2.53	2.94	3.39	3.93	4.55	5.26	6.06	6.95	7.94	9.04	10.28	11.70	13.33	15.24	17.47	20.08	23.06	26.50	30.43	34.91	40.01	45.84	80
56	0.92	1.47	1.93	2.36	2.78	3.23	3.75	4.35	5.04	5.83	6.73	7.72	8.83	10.07	11.48	13.09	14.99	17.12	19.63	22.53	25.86	29.67	33.99	38.90	44.49	51.12	81
57	1.02	1.60	2.11	2.58	3.06	3.57	4.16	4.83	5.61	6.49	7.49	8.60	9.85	11.25	12.85	14.68	16.80	19.24	22.06	25.29	28.98	33.17	37.91	43.28	49.61	56.92	82
58	1.12	1.75	2.30	2.83	3.37	3.95	4.62	5.38	6.25	7.24	8.36	9.61	11.01	12.60	14.41	16.48	18.88	21.62	24.76	28.35	32.42	37.01	42.19	48.27	55.23	63.27	83
59	1.23	1.91	2.52	3.11	3.72	4.39	5.14	6.01	6.99	8.10	9.35	10.76	12.35	14.14	16.19	18.53	21.22	24.28	27.78	31.74	36.20	41.22	47.06	53.74	61.38	70.22	84
60	1.35	2.08	2.76	3.43	4.12	4.89	5.75	6.72	7.83	9.06	10.49	12.07	13.86	15.89	18.20	20.84	23.84	27.26	31.12	35.47	40.35	46.03	52.44	59.71	68.06	78.64	85
61	1.48	2.27	3.03	3.79	4.58	5.45	6.43	7.54	8.79	10.20	11.79	13.57	15.59	17.87	20.47	23.42	26.77	30.56	34.81	39.58	45.10	51.30	58.28	66.21	75.62	88.11	86
62	1.61	2.49	3.34	4.20	5.10	6.10	7.21	8.47	9.88	11.47	13.26	15.27	17.54	20.11	23.02	26.32	30.03	34.21	38.88	44.27	50.30	57.05	64.64	74.90	86.25	98.73	87
63	1.77	2.74	3.69	4.66	5.70	6.84	8.10	9.53	11.12	12.92	14.93	17.20	19.76	22.63	25.88	29.54	33.65	38.24	43.53	49.43	55.99	63.31	73.44	84.73	97.19	110.88	88
64	1.94	3.02	4.09	5.19	6.38	7.67	9.11	10.73	12.53	14.56	16.82	19.37	22.23	25.45	29.07	33.12	37.65	42.86	48.65	55.07	62.19	72.20	83.43	95.68	109.70	124.60	89
65	2.14	3.33	4.54	5.80	7.14	8.62	10.26	12.06	14.12	16.40	18.95	21.80	25.01	28.60	32.61	37.08	42.23	47.95	54.26	61.22	71.16	82.33	94.79	108.71	123.90	139.33	90
66	2.38	3.70	5.06	6.45	8.02	9.70	11.55	13.62	15.91	18.47	21.34	24.53	28.11	32.09	36.53	41.64	47.29	53.53	60.30	70.27	81.41	93.88	107.91	123.34	139.33	156.34	91
67	2.62	4.11	5.64	7.26	9.00	10.91	13.01	15.34	17.92	20.80	24.00	27.58	31.65	35.97	41.04	46.66	52.85	59.64	69.50	80.63	93.12	107.24	122.90	139.33	156.34	174.28	92
68	2.92	4.59	6.31	8.14	10.11	12.27	14.64	17.27	20.17	23.40	26.95	30.98	35.37	40.43	46.02	52.19	58.94	68.61	79.85	92.49	106.70	122.66	139.33	156.34	174.28	193.10	93
69	3.27	5.13	7.07	9.13	11.36	13.80	16.47	19.42	22.68	26.28	30.28	34.70	39.76	45.35	51.51	58.25	66.17	79.35	91.94	106.26	122.30	139.33	156.34	174.28	193.10	211.40	94

2008 VBT MALE SMOKER ANB Duration Issue Age 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 Ultimate Att Age 0 0.62 0.38 0.26 021 0.17 0.15 0.14 0.13 0.11 0.10 0.03 0.03 0.13 0.22 0.34 0.47 0.59 0.71 0.60 068 0.98 103 1.06 1.06 1.02 098 25 1 0.3S 0.26 0.21 0.17 0.15 0.14 0.13 0.11 0.10 0.09 0.09 0.13 0.22 0.34 0.47 0.5S G.71 0.50 0.50 096 1 03 1 06 1.06 1.02 0.95 0 93 26 2 026 0.21 0.17 0.15 0.14 0.13 0.11 0.10 0.09 0 09 0 13 0 22 0.34 0.47 0.59 0.71 0.80 0.88 036 1 03 1 06 1 06 1.02 0.06 0.93 0.88 27 3 0.21 0.17 0.15 0 14 0 13 0.11 0.10 0.09 0.00 0.13 0.22 0.34 0.47 0.59 0.71 0.80 0.88 0.96 1.03 1 06 1 06 1.02 0.98 0.93 0.8B 067 26 4 0.17 0.15 0.14 0.13 0.11 0.10 0.09 0.09 0.13 0 22 0.34 0.47 0.59 0.71 0.80 0.88 0.96 1.03 1.06 1.06 1 02 0 98 0-93 0.66 0.67 086 29 5 015 0 14 0.13 0.11 0.10 0.(99 0.09 0.13 0.22 0.34 0.47 0.59 0.71 0 80 0 88 0.96 1.03 1.06 1.06 1 02 096 0.93 0.88 0.87 0.66 087 30 6 0.14 0.13 0.11 0 10 0 09 0.09 0.13 0.22 0.34 0.47 0.59 0.71 0.80 0.88 0.96 1.03 1.06 1.06 1 02 098 0.93 0.88 0.87 0.86 0.07 088 31 7 0.13 0 11 0.10 0.09 0.09 0.13 0.22 0.34 0.47 0.59 071 0 80 0 88 0.96 1,03’ 1-.06 1.08 1.02 038 033 0.86 0.8? 0.86 0.67 0.88 0.90 32 8 0.11 C.1C 0.09 0.09 0.13 0.22 0.34 0.47 0.59 0.71 0.80 0.88 0.96 1.03 1.06 1f06 T.02 0.98 093 0.88 0.87 0.86 0.87 0.05 0.90 0S3 33 9 0.10 0.09 0.09 0.13 0.22 0.34 0.47 0.59 0.71 0.80 0.86 0.96 1.03 1.06 1.06 1.02 0.98 ‘ 0.93 0 86 0 87 0 86 0.87 0.00 0.90 0.93 097 34 10 0.03 0.09 0.13 0 22 0 34 0.47 0.59 0.71 0.60 0.68 0.96 1 03 ‘ 1.06 1.06 1.02 0.98 0.93 0.68- 087 0.86 0.87 0.88 0.90 0.93 0.97 1 02 35 11 0.03 0.13 0.21 0.33 0.45 0.57 0.68 0.76 0.85 0.93 1.00 1.04 1.04 1.00 0.96 0.91 0.67 0:65 085 085 0 86 0.88 0.92 0.96 1.02 1 06 36 12 0.12 0.20 0.31 0.44 0.55 0.66 0.75 0.82 0.90 0.97 1.01 1.01 0.98 0.94 0.89 0 85 0.53 0.63 083 085 087 0.90 0.95 1.01 1.07 1.14 37 13 0 19 0.30 0.42 0.53 0.63 0.72 0.79 0.87 0 93 0,97 0.96 0.95 0.92 0.87 0.63 0.81 0.61 0.62 083 0.85 0.89 0.93 0.99 1.06 1.13 1 21 38 14 0.23 0.40 o.so 061 0.69 0.76 0.03 0.90 0.93 0.94 0.92 0 08 0 84 0 81 0.80 0.79 0.80 0.61 083 086 0.91 0.97 1.03 1.11 1.19 1 28 39 15 o.ae G.48 0.57 0.66 0.73 0.80 0.86 0.89 0.90 0.88 0.84 0.82 0.79 0.78 0.78 0.78 0.79 0.61 084 089 0.94 1.01 1.06 1.16 1.26 1.36 40 16 0.46 0.54 0.62 069 0.76 0.82 0.85 0.85 0.84 0.61 0.77 0.76 0.75 0.76 0.76 0.77 0.79 0.62 067 092 0.98 1.05 1.13 1.22 1.32 1 44 41 17 052 0 56 0.65 0.72 0.78 0.52 0.62 0.79 077 0 74 071 0.72 0.73 074 0.75 0.77 0.80 0.64 0.83 0.95 1,02 1.10 1.19 1.20 1.40 1.53 42 18 0.65 0.35 0.88 0.90 0.33 0.34 0.02 0.94 034 036 1 02 1 09 1.15 1.22 1.29 1.37 1.46 1.56 1.70 1.86 2.03 2.24 2.47 2.75 306 3.46 43 19 0.33 084 0.88 0.90 0.91 0.91 0.30 0.69 O.SO 096 1 02 1 09 1 17 1.25 1.33 1.43 1.55 1.67 1.61 1.96 2.17 2.40 2.65 2 90 3,32 3.75 44 20 0 62 0 84 0.85 0.87 0.68 0.66 0.65 0.65 069 096 1 03 111 1 20 1.30 1.39 1.49 ‘1.61 1.75 1.90 2.08 2.3Q 2.56 2.04 3 19 3.60 4.01 45 21 080 081 0.81 0.02 0.82 0.62 o.eo 0.83 088 0.86 1 04 1.13 1.24 1.34 1,43 1.58 1.70 1.65 2.02 2.20 2.43 2.72 3.05 3.42 383 4.31 46 22 0.76 075 0.75 0.77 0.77 0.77 0.78 0.62 086 090 1 04 1.16 1 29 1.40 1.52 1.64 1.79 1.94 2.12 2.33 2.59 2.92 3.28 3 65 411 4.62 47 23 071 0 68 0.70 0.72 0.72 0.74 0.77 061 0 88 0-92 1 07 1.20 1.33 1.47 1.61 1.73 1.68 2.06 2.24 2.48 2.76 3.10 3.46 3.86 4.37 4.96 48 24 0.65 0.62 0.64 0.66 0.69 0.73 0.77 0.80 081 0.95 1.11 1 24 1.40 1 53 1.68 1.82 1.96 2.16 2.37 2.60 2.94 3.25 3.66 4 13 4.66 5.31 40 25 0.58 0 56 0.56 0.63 0.68 0.71 0.74 0.77 085 0 99 1 14 1.31 1.46 1 62 1.77 1.92 2.07 2.26 2.49 2.75 3.07 3.45 386 439 499 5.71 50 26 054 0.53 0.56 0.62 0.67 0.70 0.70 0.77 067 1 02 1.16 1.34 1 51 1.67 1.84 2.01 2.19 2.42 2.66 2.97 3.31 3.72 4.19 472 5.34 6.12 51 27 046 0.61 0.57 0.52 0.67 0.69 0.71 0.79 091 1 00 1 23 1 40 1 58 1.76 1.93 2.13 2.33 2.59 2.87 3.20 3.57 4,02 452 506 5.75 6.58 52 28 045 0 50 0.58 0 65 0.68 0.70 0.73 061 0.93 1 10 1.29 1 49 1 69 1 36 2.07 2.2? 2.52 2.78 3.10 3.46 3.67 4.35 4 87 5.45 6.16 7.10 53 29 043 061 0.59 0.66 0.70 0.73 0.78 0.65 096 1 17 1 36 1 56 1.81 202 2.22 2.46 2.71 3.01 3.36 3.74 4.20 4.70 5.23 586 6.64 7.65 54 30 0.40 062 0.62 0.70 0.73 0.78 0.65 0.90 1 06 1 25 1 40 172 1 95 219 2.41 2.67 2.95 3.29 3.66 4.07 4.54 507 564 6.29 7.14 8.29 58 31 038 0.55 0.67 0.73 0.78 0.55 0.30 0.37 1.14 1 36 1 61 1 80 212 238 264 2.91 3.22 3.53 3.98 4.43 4.93 5.48 608 679 7.73 9.01 56 32 0.41 060 0.72 0.78 0.85 0.30 0.37 1 06 1 25 1.50 177 205 234 2.60 2.88 3.19 3.53 6.91 4.35 4.B2 5.35 591 050 7.34 8.38 9.B0 57 33 043 0,65 0.77 0.85 0.90 0.97 1.05 1 16 1 39 1 66 1 97 227 2.66 2 86 3.17 3.50 3.87 4.28 4.76 5.25 5.30 6 42 ‘ 7 12 7.94 9.10 10.70 58 34 046 0.70 0.85 0.90 0.97 1.05 1.13 1.28 1 53 1 83 2 17 2.50 283 3 14 3.48 3.65 4.24 4.69 6.19 5.73 6.31 6.95 7,70 863 9.95 1171 59 35 051 0,78 0.90 0.97 i.os 1.13 1.23 1.44 172 204 2.40 2.76 3 11 3.46 3.84 4.22 4.66 5 14 5 67 6.23 6.66 7.55 638 9.43 10.66 12.67 60 36 0.59 084 0.97 1.05 1.13 1.23 1.38 1.61 1 33 227 2.66 304 3 44 3 83 4.22 4.65 5.11 5.64 6.19 6.78 7.46 621 9.16 10.32 11.09 14.20 61 37 0.64 092 1.05 1.13 1.23 1.35 1.52 1.61 2 14 254 2 95 339 3.80 422 4.65 5-10 5.61 6.15 6.75 7.40 8.11 8.97 10.03 11.35 13.23 1669 62 39 0 69 o.sa 1 13 1 23 1.35 1.51 1.73 2.03 2.41 284 3 26 3 73 4 19 4.64 5.10 5.61 e.is 6.74 7.37 8.07 8.67 9.83 11.04 12.54 14.64 17.38 63 39 070 1.06 1.21 1.35 1.49 1.69 1.34 2.27 260 3 15 362 4.11 460 509 5.61 5.15 6.74 7.36 8.06 8.64 9.70 1080 12.16 13.90 16.26 19.28 64 40 0.63 1 14 1.31 1.43 1.67 1.91 2.19 2.56 301 3.50 401 4.56 507 5 61 6.15 6.74 7.36 6 06 8 84 9.67 10 66 11 89 1348 15.44 18.06 21.40 65 41 oea 1 22 1.45 1.65 1.89 2.13 2.47 2.66 3.36 3.80 4 44 5 01 5.59 6.15 6.74 7.36 8.06 6.84 3.67 10.56 11 73 13.17 14.97 17.19 20.13 2376 66 42 0.34 1.30 1.58 1.64 2.11 2.42 2.77 3.21 3.73 4.30 430 5.53 6 13 6.74 7.36 6.05 ,6.64 9.67 10.55 11.62 12.95 14 60 16.65 19.17 22.44 26.41 87 42 0.98 1 41 1.75 2.06 2.37 2.72 3.11 3.59 4.16 4.76 5.42 6 OB 073 730 8.06 8.84 9.67 10.55 11.55 12.51 1433 16.23 18.58 21-40 24.99 29.30 68 44 1.06 1 52 1.92 2.30 2.64 3.03 3.48 4.00 4.63 5.29 5.97 666 7.35 806 684 9.67 10.55 11 56 12.7G 14.14 15.91 1009 20.72 23.91 27.84 3246 69 45 1.11 1 66 2.12 2 53 2.95 3.37 3.57 4.45 5.11 5.84 0.58 7 31 005 884 9.67 10.55 11.55 12.66 14.01 15.67 1770 20 16 23.13 26.65 30.S4 3531 70 46 1.18 1 84 236 2.64 3.30 3.76 4.33 4.97 5.68 042 7.22 8:02 884 967 10.55 11.55 12.66 13.69 15.49 17.38 10.60 22.50 25.82 29.69 34.33 39 63 71 47 1.29 201 2.63 3.15 3.65 4.19 4.80 5.49 6.26 700 793 8.78 967 10.55 11.55 12.66 13.87 15.35 17.15 19.33 21 96 26.07 28.75 32.99 37.96 4361 72 43 1.39 224 2.90 3.49 4.06 4.66 5.33 6.08 6-91 761 8.70 963 10.66 11,55 12.66 13.87 15.26 16.96 19.03 21.51 24 45 27.93 31.96 36.53 41.83 47.85 73 49 1.63 2.44 3.21 3.88 4.51 5.16 5.30 6.74 7.63 659 9.55 10 54 11.55 12.66 13.87 15 21 1603 18.78 21.13 23-93 27.23 31.06 35.45 40.43 46.10 52.37 74 50 1.66 2.71 3.55 427 4.96 5.73 6.53 7.42 S.40 9.43 10.47 11.55 12.36 13.67 15.20 16.76 1662 20 84 23.47 26.59 30 26 34.48 39.22 44.55 50.55 57.13 75 51 1.85 2.98 3.93 4 73 5.51 6.34 7.22 6.21 3.25 10.36 11.48 12.66 13.67 15 20 16.70 16.40 20.50 23.11 26.08 29.57 33.57 38.14 43.24 48.93 55.24 62.16 76 52 2.03 3.32 4.31 522 6 08 7.00 7.07 902 10.17 11.37 12.58 13.66 15.19 16.69 18.42 20.43 22 B2 25 66 28.95 32.00 37.16 42.09 47.54 53.53 60 22 67.49 77 53 2.26 3.62 4.76 5.75 672 7.73 6.79 9.96 11.18 12 46 13,81 15.19 16.69 18.37 20.33 22.59 2530 26 46 32.11 36.32 41.03 46.27 52.08 56.42 65.42 73.08 78 ‘ 54 2.53 4.00 £.22 6 32 7.38 8.50 9.69 10.93 12.28 13.66 15.14 16.67 18.34 20.24 22.43 25.00 26 04 31 53 35.56 40.09 45.17 50.73 56.65 63.53 70.67 76.96 79 55 2.00 4:38 5.71 6.95 8.12 9.38 10.65 12.05 13.50 15.01 16.59 18.29 20.18 22.32 24.60 27.69 31 03 34.88 39.27 44.15 49.53 55.44 61. B6 68.68 76 62 05.12 80 56 3.11 4 83 6.27 7,63 8.95 1030 11.73 13.24 14.60 16 45 18.22 20.11 22 23 24.62 27.40 30 62 34 33 36.54 43.24 48.46 54.18 60.41 67.13 74.40 6262 92.07 81 57 3.46 5.28 6.89 837 9.85 11.33 12.91 14.53 16.26 18.07 .20.01 22.11 24.49 27.17 30.27 33 64 37 90 42.46 47.54 53.06 59.09 65.51 72.67 60.37 5935 99.44 82 56 3 .01 5.61 7.54 9 19 10.81 12.44 14.17 •15.96 17.64 19.62 21.98 24.33 26.96 29.98 33.42 37.35 41.78 46.68 5205 57.92 64.26 71.06 78.47 66.33 3649 107.24 83 59 4.20 6.37 8.28 10 08 .11.86 13.67 15.53 17.52 13.57 21.76 24.13 26.76 29 71 33 05 36.55 41.14 4592 51.10 56.67 63.04 69.65 76.79 84.33 03.S3 104.01 115.51 84 60 4.03 6.97 9.07 11.07 13.01 15.01 17.07 19.19 21.46 23.67 26.51 29.41 32.70 36.39 40.57 45.22 50 35 5594 61.95 69.42 75.33 83.18 91.72 101.21 111.96 125.67 85 61 5.10 7.62 9.94 12 14 14.27 16.44 16.69 21.04 23 51 26 18 29 10 32.32 35.95 40.01 44.56 49.58 5507 61.00 67.32 74.09 81.72 89.93 98.96 108.92 122.44 136.92 86 62 S.5S 8.36 10.31 13.31 1563 18.01 20.45 23.03 25.74 28.68 31.90 35.49 33.48 43.94 48.65 54.27 60.09 6633 72.98 00.44 85.43 97.10 106,53 119.69 134.03 149.30 87 63 6.15 9.19 11.96 14.56 17.13 19.72 22.36 25 19 25.16 31.41 34.97 36.92 43.29 48.16 53.47 59.23 6538 71.97 79.31 87.15 95.52 104 59 117,65 131.67 147.05 163.44 88 64 6.76 10.09 13.11 1594 18.74 21.54 24.43 27.51 30.77 34.34 38.27 42.61 47.39 52.66 58.37 64.40 71.05 76 31 86.01 04.22 103.06 11695 129 92 145.07 161.70 179.17 89 65 7.46 11.05 14.35 17,45 20.45 23.51 26.67 29.99 33.59 37.62 41.64 46.56 51.60 57.49 63.56 ?0.08 77 32 85 02 93.11 101.75 114.64 128.47 143.64 160.24 178.1? 196.62 90 66 0.20 12.15 15.71 1904 22.33 25.64 29.05 32.72 36.64 40 93 45 69 50 05 56.50 62.61 69.11 76.37 84 03 92.13 100.67 113.49 127.36 142.49 159.28 177.36 195.62 214.65 91 67 9.04 13.31 17.16 20,76 24.31 27.90 31.63 35.62 39.91 44.64 43.80 55.44 61.55 68.03 75.35 53.05 91 17 9966 112.59 126.40 141.62 15846 176,85 195.62 214.65 234.06 92 66 9.9B 14.61 18.73 22 63 26 44 30.32 34.37 35.74 43,45 45.63 54.26 60.37 66.92 74.27 82.01 90.16 3872 111.75 125.65 140.88 157.67 176.46 195.62 214.65 234.06 254.12 93 69 11.02 15 98 20.43 24 60 28.71 32.91 37.34 42.06 47.24 52.68 53.02 65.62 72 06 80.86 8911 97.74 110.96 124.96 140.32 157.39 176.21 195.62 21465 234.GS 254.12 272.57 94

2008 VBT MALE SMOKER ANB Duration Issue Age 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 Ultimate Att. Age 70 12.14 17.46 22.21 26.71 31.13 35.65 40.50 45.69 51.33 57.46 64.11 71.57 79.52 87.88 96.69 110.21 124.33 139 61 157.00 176.02 135.62 214.65 234.06 254.12 272.57 267.77 95 71 13.35 19.03 24.09 2693 33.69 38.65 43.91 49.56 55.74 02.41 69 91 77.96 86.50 95.46 109.32 123.70 139.32 156.72 175.83 185.52 21.465 234 06 254.12 272.57 297.77 304.15 96 72 14.65 20.66 26.10 31.27 36.43 41.61 47.56 53.76 60.48 68.02 79.16 64.83 93.97 106.24 123.01 138.85 156.43 175 63 195.62 214.65 234.06 254 12 272.57 267.77 304,15 319.48 97 73 15.95 22.37 28.17 33.72 39.34 45.23 51.49 55.26 65.59 74.13 62.69 92.26 107.03 122.15 138.31 156.12 175.74 195.62 214 66 234.06 254.12 272.57 287.77 304.15 319.46 337.83 96 74 17.35 24.12 30.34 36.35 42.45 48.55 55.73 63.41 71.73 60.65 90.17 105.46 121.11 137 06 155,82 175.66 195.02 214.65 234.06 264.12 272.57 237 77 304.15 319.46 337.83 358.26 99 75 18.75 25.94 32 60 33.09 45.76 52.77 60.56 68.97 78.05 67.68 103.67 119.89 136.91 155.36 175.54 195.62 214.65 234.06 254.12 272.57 267.77 304.15 319.48 337.93 356.26 377.36 100 76 20.16 27. 63 34.98 42.01 49.29 57.23 65.78 74.98 84.82 101.57 118.38 135.98 154.87 175.36 195.62 214.65 234.06 254.12 272 57 267.77 304.15 319.48 337.83 358.26 377,36 393.32 101 77 21.60 29.73 37.43 45.12 53.32 62.04 71.39 81.48 99.09 116.62 134.79 154.24 175.11 195.62 214.65 234.08 254.12 272.67 267.77 304.15 319.40 337 83 355.28 377.36 393.32 405.68 102 78 23.02 31.69 40.03 45.63 57.64 67.23 77.50 96.14 114.48 133.42 153.41 174.75 195.52 214.05 234 06 254.12 272.67 267.77 304 15 319.46 337.83 35826 377.36 .393.32 405.68 413.39 103 79 24.49 33.75 42.96 52.37 62.28 72.83 92.62 111.98 131 71 152.43 174.29 195.62 214.65 234.06 254.12 272.57 287.77 304.15 319.49 337.83 359.26 377.36 393.32 405.68 413.39 416.31 104 80 25.97 39.05 46.09 53.44 67.30 88.53 108.97 129.71 151 23 173.73 195.62 214.65 234.05 254.12 272.57 287.77 304.15 319.40 337.83 350.20 377.36 393.32 405.65 413.33 416.31 420 20 105 81 27.61 35.49 49.43 60.76 83.64 10544 127.32 149.77 173 04 185.62 214 65 234.06 254.12 272.57 267.77 304.16 319.48 337.63 356.26 377.36 393.32 405.68 413.39 416.31 420.20 426.90 106 82 29.32 41.07 53.01 77.96 101.20 124 48 140.00 172.20 19562 214.65 234.08 254.12 272.57. 287.77 304.15 319.48 337.63 359.26 377 36 383.32 405.68 413.39 416.31 420 20 426.90 437.16 107 83 31.16 43.59 70.98 93.21 121.03 14594 171.21 195.62 21465 234.06 254.12 272.57 297.77 304.15 318.48 337.83 358.26 377.30 393 32 405.60 413.39 415.31 420.20 426.90 437.16 442.63 108 84 33.14 53.75 90.29 116.94 143.45 170.02 195.62 214.65 234 00 254.12 272.57 287.77 304.15 319.46 337.83 358.26 377.36 393.32 40568 413.39 416.31 420.20 426.90 437.15 442.63 448.92 109 85 35.29 64.55 112.16 140.55 168.65 185.62 214.65 234.06 254 12 272.57 287 77 304.15 319.46 337.83 356.26 377.36 393.32 405.69 413.39 419.31 420.20 426.90 437.16 442.63 446.92 450.00 110 86 37.66 76.79 137.12 167.05 195.62 214.85 234.06 254.12 27267 237.77 304.15 319.48 337.83 356.26 377.36 393.32 405.68 413.39 41631 420.20 426.90 437.16 442.63 446.92 450.00 450.00 111 87 40 27 90.73 165.23 195.62 214.65 234.06 254.12 272.57 287.77 304.15 319.48 337.83 368.20 377.36 393 32 405.68 413.39 416.31 420.20 426.90 437.16 442.63 446.92 450.00 450 00 450.00 112 88 43.15 106.38 195.62 214.65 234.06 254.12 272.57 287.77 304.15 318.48 337.83 358.26 377.36 333.32 405.68 413.39 416.31 420.20 426.90 437.16 442.63 446.92 450.00 450.00 450.00 450.00 113 89 46.34 106.55 214.65 234.06 254.12 272.57 287.77 304.15 310.46 337.83 358.26 377.38 393.32 405.66 413.39 416.31 420.20 426.90 437.16 442.63 446.92 45G.0Q 450.00 450 00 450.00 450.00 114 90 49.94 125.99 234.08 254.12 272.57 207.77 304.15 313.46 337.85 356.26 377.36 393.32 405.68 413.39 416.31 42020 426.90 437.16 442.63 446.92 450.00 450.00 450.00 450 00 450 00 450.00 115 450.00 116 450.00 117 450.00 118 450.00 119 450.00 120

Exhibit C-2

Rates and Terms for Survivorship Growth VUL, and

All Fully Underwritten Increases to Permanent Products (or riders) previously reinsured or fully retained

1.	Reinsurance Structure: YRT

2.	Age Basis: Age Nearest Birthday

3.	Premium Mode: Monthly in Advance

4.	Billing Frequency: Monthly

5.	Premiums:

Basic Premiums:

The Company will pay to the Reinsurer a basic premium calculated by multiplying the net amount at risk of the Reinsured Policy, as defined in the Net Amounts At Risk provision of this Exhibit, by the appropriate rate from the 2008 VBT non-preferred S&U table, sex and smoker distinct ANB set of rates included at the end of this Exhibit, subject to the percentages shown below and the application of the Frasierization formula described below. When one of the lives is uninsurable, the premium for the uninsurable life will be equal to a Table 32 (800% mortality plus Standard % mortality = 900%) rate with no Flat Extra. This premium will be frasierized with the single life premium for the insurable life using the methodology described below in the section titled “Formula for Frasierization of Annual JLLS Rates”. The Company will continue to pay the appropriate premium to the Reinsurer as long as the Reinsured Policy is in force.

The following percentages will be applied to the reinsurance premiums payable hereunder:

First Year: 0%

Renewal Years:

		Issue Age

Gender	Risk Class	<40	40-49	50-59	60-69	70-79	80-85

	Preferred Plus NT	71%	63%	66%	65%	66%	69%

	Preferred NT	88%	79%	76%	69%	69%	73%

Male	Standard NT	106%	95%	83%	80%	80%	86%

	Preferred TB	94%	80%	87%	83%	69%	76%

	Standard TB	132%	104%	96%	95%	79%	83%

	Preferred Plus NT	69%	66%	68%	72%	76%	81%

	Preferred NT	83%	80%	79%	75%	80%	86%

Female	Standard NT	105%	85%	83%	86%	91%	99%

	Preferred TB	83%	73%	83%	85%	83%	96%

	Standard TB	125%	98%	85%	95%	91%	107%

1553176US-15 (03-01-2015) (QT 09742US14 and QT 10553US15)

Exhibit C-2

If Policy Year 1 percentage is 0, the percentages for Policy Years 2 + will be applied to the single life rates before the JLLS rates have been Frasierized as if the Policy Year 2 percentage applies to Policy Year 1. The 0 percentage will be applied to Policy Year 1 after the JLLS rates have been Frasierized.

Formula for Frasierization of Annual JLLS Rates:

x	= Issue age of younger insured
y	= Issue age of older insured
t	= Duration for which premium is to be calculated
P	= Probability of survival to duration d for single life “x” or “y”, or joint lives “xy”

dqx, dqy = annual per $1 premium rate for single life “x” or “y” during policy duration d, adjusted for multiple extra substandard premiums or annual flat extras (net of allowances), if any

dPx = (1-1qx) x (1-2qx) x .... x (1-dqx)

dPy = (1-1qy) x (1-2qy) x .... x (1-dqy)

dPxy         = dPx + dPy – (dPx) x (dPy)

tqxy = Frasierized annual premium rate per dollar in duration t, derived as follows:

If t = 1, then 1qxy = 1 – 1Pxy

If (y + t - 1) is greater than the premium payment end age then

(y + t - 1)qxy = tqx

Otherwise, tqxy = 1- tPxy/t-1Pxy

The Frasierized JLLS Rate per $1,000 in Policy Year t = 1000*tqxy

For Joint Life Last Survivor business, the Frasierized JLLS Rate per $1,000 is subject to a minimum rate of $0.15 in all years that a reinsurance premium is payable.

Table Extra Premiums/Multiple Extra Premiums:

The Reinsurer shall receive its proportionate share of any extra premiums payable due to additional mortality risk.

Table extra premiums are equal to 25% of the standard basic premium for each assessed table of extra mortality. The Multiple Extra Premium is developed by adding all Table Extra premiums to the standard basic premium.

1553176US-15 (03-01-2015) (QT 09742US14 and QT 10553US15)

Exhibit C-2

Supplementary Rider(s):

For the supplementary riders specified in Exhibit A which are reinsured on a YRT basis, there will be no additional premium charge for the rider coverage. Base reinsurance rates will apply to any increases in reinsured amounts generated by the riders.

Any acceleration under the Chronic Illness Accelerated Benefit Rider will be treated as a face amount decrease.

For the First Death Benefit Rider:

The joint life rate per $1,000 in Policy Year t = 1000 * (tqx + tqy – tqx* tqy)

6.	Other Allowances:

On Multiple Extra Premiums: Not applicable

On Flat Extra Premiums: When a flat extra premium is payable for 5 years or less, an allowance of 10% of the gross flat extra charged by the Company will be made each year. When a flat extra premium is payable for more than 5 years, an allowance of 100% of the gross flat extra charged by the Company will be made in the first year and an allowance of 10% in each year thereafter.

7.	Policy Fee: There is no policy fee applicable.

8.	Reinsured Net Amounts At Risk:

For Permanent Plans, the reinsured net amount at risk will be the difference between the reinsured death benefit amount and the cash value applicable to the reinsured death benefit amount. The reinsured death benefit amount is the initial amount reinsured under this Agreement or as reset by subsequent contractual increases or fully underwritten increases. For reinsured net amount at risk purposes, the cash value is that which is in effect for each reinsurance premium accounting period.

Fluctuations in the amount at risk caused by the normal workings of the cash value fund in will be shared proportionately between the Company and the Reinsurer.

9.	Rate Basis: The rates in this subsection are on a non-participating basis.

10.

Rate Guarantee: The reinsurance rates set out in this Exhibit are guaranteed for the first policy year. In subsequent policy years, the Reinsurer reserves the right to increase the premiums for reinsurance but not above the greater of the guaranteed premium charged to the policyholder or the statutory net valuation premium applicable to the Reinsured Policies after increase.

1553176US-15 (03-01-2015) (QT 09742US14 and QT 10553US15)

Exhibit C-2

The Reinsurer shall provide ninety (90) days written notice to the Ceding Company, stating that it is exercising its right to increase reinsurance premium rates on Reinsured Policies reinsured under this Agreement. The rate increase will be effective on the first date that reinsurance premium is due following the expiration of the ninety (90) day notice period. If the Reinsurer exercises its right to increase reinsurance premiums under this Agreement in an amount greater than that required to ensure that the Reinsurer will participate in its share of any increases in premium rates, costs, charges or fees as implemented by the Company for the Reinsured Policies, the Company may recapture all of the Reinsured Policies on which reinsurance rates have been increased regardless of the Reinsured Policies’ duration in force. If the Company elects to recapture reinsurance under this provision, unearned premiums, net of outstanding balances, will be paid by the party with the positive balance. Each Reinsured Policy will be recaptured on the first date that reinsurance premium is due following the expiration of the ninety (90) day notice period.

11.	Deficiency Reserves: No deficiency reserves will be held by the Reinsurer for the Reinsured Policies.

11.	Minimum Recapture Period: 20 Years

12.	YRT Rates For Conversions: Not applicable.

13.	Conditions Requiring Claims Consultation: Before conceding liability or making settlement to the claimant, the Company will seek the Reinsurer’s recommendation if:

a)	The claim occurs during the contestable period and the Company is not contesting the claim; or

b)	The death occurs outside of the United States or Canada; or

c)	The claim is one for which there is no body, i.e. the insured is missing and presumed dead.

14.	Special Conditions: None

1553176US-15 (03-01-2015) (QT 09742US14 and QT 10553US15)

2008 VBT FEMALE NONSMOKER ANB

Duration

Issue Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Att. Age
0	0.31	0.26	0.22	0.17	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.09	0.11	0.14	0.18	0.23	0.27	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	25
1	0.26	0.22	0.17	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.09	0.11	0.14	0.18	0.23	0.27	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	26
2	0.22	0.17	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.09	0.11	0.14	0.18	0.23	0.27	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	27
3	0.17	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.09	0.11	0.14	0.18	0.23	0.27	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	28
4	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.09	0.11	0.14	0.18	0.23	0.27	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.33	29
5	0.12	0.11	0.11	0.10	0.10	0.09	0.09	0.11	0.14	0.18	0.23	0.27	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.33	0.35	30
6	0.11	0.11	0.10	0.10	0.09	0.09	0.11	0.14	0.18	0.23	0.27	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.33	0.35	0.37	31
7	0.11	0.10	0.10	0.09	0.09	0.11	0.14	0.18	0.23	0.27	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.33	0.35	0.37	0.40	32
8	0.10	0.10	0.09	0.09	0.11	0.14	0.18	0.23	0.27	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.33	0.35	0.37	0.40	0.43	33
9	0.10	0.09	0.09	0.11	0.14	0.18	0.23	0.27	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.33	0.35	0.37	0.40	0.43	0.46	34
10	0.09	0.09	0.11	0.14	0.18	0.23	0.27	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.33	0.35	0.37	0.40	0.43	0.46	0.50	35
11	0.09	0.10	0.13	0.18	0.22	0.26	0.29	0.30	0.30	0.30	0.30	0.30	0.29	0.29	0.29	0.30	0.31	0.32	0.33	0.35	0.37	0.40	0.43	0.46	0.50	0.54	36
12	0.10	0.13	0.17	0.22	0.25	0.28	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.30	0.31	0.33	0.35	0.37	0.40	0.43	0.46	0.50	0.54	0.58	37
13	0.12	0.16	0.21	0.25	0.27	0.28	0.29	0.28	0.28	0.28	0.28	0.28	0.28	0.28	0.29	0.31	0.33	0.35	0.37	0.40	0.43	0.46	0.50	0.54	0.58	0.63	38
14	0.15	0.20	0.24	0.27	0.28	0.28	0.27	0.28	0.28	0.28	0.28	0.27	0.28	0.29	0.30	0.32	0.34	0.36	0.39	0.43	0.46	0.50	0.54	0.58	0.63	0.67	39
15	0.18	0.23	0.26	0.27	0.27	0.26	0.27	0.27	0.27	0.27	0.27	0.27	0.28	0.29	0.31	0.33	0.35	0.39	0.42	0.46	0.50	0.54	0.58	0.63	0.67	0.72	40
16	0.20	0.24	0.26	0.26	0.26	0.26	0.26	0.26	0.26	0.27	0.27	0.27	0.28	0.30	0.32	0.34	0.38	0.41	0.46	0.50	0.54	0.58	0.62	0.67	0.72	0.77	41
17	0.21	0.24	0.25	0.25	0.25	0.25	0.25	0.26	0.26	0.26	0.27	0.28	0.29	0.31	0.33	0.36	0.40	0.45	0.49	0.53	0.58	0.62	0.67	0.71	0.76	0.82	42
18	0.21	0.23	0.24	0.24	0.24	0.24	0.24	0.26	0.26	0.26	0.27	0.28	0.30	0.32	0.34	0.38	0.43	0.48	0.53	0.57	0.62	0.66	0.71	0.76	0.81	0.87	43
19	0.19	0.22	0.23	0.23	0.23	0.23	0.24	0.25	0.26	0.27	0.28	0.29	0.31	0.33	0.36	0.41	0.46	0.51	0.57	0.62	0.66	0.71	0.76	0.81	0.86	0.93	44
20	0.18	0.21	0.22	0.22	0.22	0.22	0.23	0.24	0.26	0.27	0.29	0.30	0.32	0.35	0.39	0.44	0.49	0.55	0.61	0.66	0.71	0.75	0.80	0.86	0.93	1.00	45
21	0.17	0.20	0.21	0.21	0.21	0.22	0.23	0.25	0.26	0.28	0.30	0.31	0.34	0.37	0.41	0.46	0.52	0.59	0.65	0.70	0.75	0.80	0.85	0.92	1.00	1.11	46
22	0.15	0.19	0.20	0.21	0.21	0.22	0.23	0.25	0.27	0.29	0.31	0.33	0.36	0.39	0.43	0.49	0.56	0.63	0.69	0.75	0.80	0.86	0.91	0.99	1.10	1.25	47
23	0.14	0.18	0.20	0.20	0.21	0.22	0.23	0.26	0.28	0.30	0.32	0.35	0.38	0.41	0.46	0.52	0.59	0.66	0.73	0.79	0.84	0.91	0.98	1.09	1.24	1.41	48
24	0.13	0.17	0.19	0.20	0.21	0.22	0.24	0.26	0.29	0.32	0.34	0.37	0.40	0.43	0.48	0.55	0.62	0.70	0.78	0.84	0.90	0.98	1.08	1.23	1.42	1.59	49
25	0.12	0.16	0.18	0.20	0.21	0.22	0.24	0.27	0.31	0.34	0.36	0.38	0.42	0.45	0.50	0.58	0.66	0.74	0.82	0.90	0.97	1.07	1.22	1.39	1.56	1.77	50
26	0.12	0.16	0.18	0.20	0.21	0.22	0.24	0.28	0.32	0.35	0.37	0.40	0.43	0.48	0.54	0.62	0.70	0.79	0.87	0.96	1.06	1.15	1.29	1.46	1.68	1.97	51
27	0.12	0.16	0.19	0.20	0.21	0.22	0.25	0.29	0.33	0.36	0.39	0.43	0.47	0.52	0.59	0.67	0.75	0.84	0.93	1.02	1.12	1.24	1.40	1.59	1.84	2.17	52
28	0.12	0.17	0.19	0.20	0.21	0.23	0.26	0.30	0.34	0.38	0.42	0.46	0.51	0.57	0.64	0.72	0.81	0.90	0.99	1.09	1.21	1.34	1.52	1.73	2.01	2.39	53
29	0.12	0.17	0.19	0.21	0.22	0.24	0.27	0.32	0.36	0.41	0.46	0.50	0.56	0.62	0.70	0.78	0.87	0.97	1.07	1.17	1.30	1.45	1.64	1.88	2.19	2.61	54
30	0.13	0.18	0.20	0.22	0.23	0.26	0.29	0.34	0.39	0.44	0.49	0.54	0.61	0.68	0.76	0.85	0.94	1.04	1.15	1.27	1.41	1.57	1.78	2.04	2.39	2.84	55
31	0.13	0.18	0.21	0.23	0.24	0.27	0.32	0.37	0.42	0.48	0.53	0.60	0.67	0.75	0.84	0.93	1.03	1.13	1.24	1.37	1.52	1.70	1.93	2.22	2.59	3.09	56
32	0.14	0.19	0.22	0.24	0.26	0.29	0.34	0.40	0.46	0.52	0.59	0.66	0.74	0.83	0.92	1.01	1.12	1.23	1.35	1.49	1.66	1.85	2.09	2.41	2.82	3.35	57
33	0.14	0.20	0.23	0.25	0.27	0.32	0.37	0.44	0.50	0.57	0.65	0.73	0.82	0.91	1.01	1.11	1.22	1.33	1.46	1.61	1.79	2.00	2.27	2.61	3.06	3.64	58
34	0.15	0.21	0.24	0.26	0.30	0.35	0.41	0.48	0.55	0.63	0.71	0.80	0.90	1.00	1.11	1.21	1.33	1.45	1.59	1.75	1.94	2.17	2.46	2.83	3.32	3.95	59
35	0.16	0.22	0.25	0.27	0.32	0.38	0.45	0.52	0.60	0.69	0.78	0.89	0.99	1.10	1.21	1.33	1.46	1.58	1.73	1.90	2.11	2.36	2.67	3.08	3.61	4.30	60
36	0.17	0.23	0.26	0.29	0.35	0.42	0.49	0.57	0.66	0.76	0.86	0.98	1.09	1.21	1.33	1.45	1.58	1.73	1.88	2.07	2.29	2.56	2.90	3.35	3.93	4.66	61
37	0.18	0.24	0.27	0.31	0.38	0.46	0.54	0.62	0.72	0.83	0.95	1.08	1.20	1.33	1.45	1.58	1.73	1.88	2.05	2.25	2.48	2.78	3.16	3.66	4.30	5.11	62
38	0.19	0.25	0.28	0.34	0.42	0.50	0.59	0.68	0.79	0.91	1.05	1.18	1.31	1.45	1.58	1.73	1.88	2.04	2.23	2.44	2.70	3.03	3.45	4.00	4.71	5.60	63
39	0.20	0.26	0.29	0.37	0.46	0.55	0.64	0.75	0.87	1.00	1.15	1.29	1.44	1.58	1.73	1.88	2.04	2.22	2.42	2.65	2.94	3.31	3.78	4.39	5.15	6.15	64
40	0.21	0.27	0.31	0.41	0.50	0.60	0.70	0.82	0.95	1.10	1.25	1.41	1.56	1.72	1.88	2.04	2.21	2.41	2.63	2.88	3.21	3.62	4.15	4.84	5.71	6.79	65
41	0.22	0.28	0.34	0.44	0.55	0.65	0.76	0.89	1.04	1.20	1.37	1.53	1.70	1.87	2.04	2.21	2.40	2.61	2.85	3.14	3.50	3.97	4.56	5.35	6.32	7.52	66
42	0.23	0.29	0.37	0.48	0.60	0.71	0.83	0.97	1.13	1.30	1.49	1.67	1.84	2.02	2.20	2.39	2.60	2.83	3.10	3.43	3.84	4.38	5.06	5.94	7.02	8.35	67
43	0.24	0.30	0.41	0.53	0.65	0.77	0.90	1.06	1.23	1.42	1.61	1.81	2.00	2.19	2.38	2.59	2.82	3.07	3.37	3.75	4.22	4.84	5.62	6.61	7.83	9.30	68
44	0.25	0.32	0.45	0.58	0.70	0.83	0.98	1.15	1.34	1.54	1.75	1.95	2.16	2.36	2.57	2.80	3.05	3.33	3.66	4.11	4.66	5.37	6.26	7.38	8.75	10.39	69
45	0.26	0.36	0.50	0.63	0.76	0.90	1.06	1.25	1.45	1.67	1.89	2.11	2.33	2.55	2.78	3.02	3.30	3.63	4.02	4.52	5.16	5.97	7.00	8.28	9.80	11.64	70
46	0.27	0.39	0.54	0.68	0.83	0.98	1.16	1.36	1.58	1.81	2.04	2.27	2.50	2.74	2.99	3.27	3.58	3.95	4.41	4.99	5.73	6.67	7.84	9.27	11.00	13.05	71
47	0.28	0.42	0.59	0.74	0.89	1.06	1.25	1.47	1.71	1.95	2.20	2.45	2.70	2.95	3.23	3.54	3.89	4.32	4.86	5.54	6.39	7.47	8.80	10.42	12.36	14.66	72
48	0.29	0.46	0.63	0.80	0.96	1.15	1.36	1.60	1.85	2.11	2.37	2.63	2.90	3.18	3.49	3.84	4.25	4.75	5.37	6.16	7.15	8.39	9.90	11.73	13.91	16.48	73
49	0.30	0.50	0.68	0.86	1.04	1.25	1.48	1.74	2.00	2.28	2.56	2.84	3.13	3.44	3.78	4.17	4.65	5.23	5.96	6.88	8.02	9.43	11.16	13.21	15.65	18.53	74
50	0.32	0.54	0.73	0.93	1.13	1.36	1.61	1.89	2.17	2.46	2.76	3.06	3.37	3.72	4.10	4.56	5.11	5.79	6.64	7.70	9.02	10.63	12.57	14.88	17.61	20.84	75
51	0.35	0.58	0.79	1.00	1.23	1.48	1.76	2.05	2.35	2.65	2.96	3.30	3.65	4.03	4.48	5.00	5.64	6.44	7.43	8.65	10.16	11.98	14.17	16.76	19.82	23.42	76
52	0.38	0.62	0.85	1.08	1.33	1.61	1.91	2.23	2.55	2.88	3.22	3.57	3.96	4.39	4.90	5.51	6.26	7.19	8.33	9.74	11.45	13.51	15.97	18.88	22.28	26.30	77
53	0.40	0.66	0.91	1.17	1.46	1.76	2.09	2.42	2.77	3.12	3.49	3.88	4.32	4.81	5.40	6.10	6.97	8.05	9.37	10.98	12.92	15.24	17.99	21.22	25.02	29.51	78
54	0.43	0.71	0.98	1.28	1.59	1.93	2.28	2.64	3.01	3.40	3.80	4.23	4.72	5.29	5.97	6.79	7.80	9.04	10.56	12.39	14.58	17.18	20.24	23.84	28.06	33.06	79
55	0.46	0.76	1.07	1.40	1.75	2.11	2.50	2.89	3.29	3.70	4.16	4.64	5.20	5.85	6.64	7.59	8.76	10.19	11.92	13.99	16.45	19.35	22.75	26.74	31.43	36.99	80
56	0.49	0.82	1.17	1.53	1.92	2.32	2.74	3.16	3.60	4.05	4.55	5.11	5.75	6.50	7.42	8.52	9.87	11.50	13.46	15.79	18.54	21.77	25.64	29.95	35.14	41.40	81
57	0.53	0.89	1.28	1.69	2.12	2.56	3.01	3.47	3.96	4.46	5.02	5.65	6.39	7.27	8.32	9.60	11.14	13.00	15.21	17.82	20.88	24.45	28.62	33.48	39.31	46.26	82
58	0.57	0.96	1.41	1.87	2.34	2.82	3.32	3.82	4.35	4.92	5.56	6.28	7.14	8.15	9.37	10.84	12.60	14.70	17.16	20.09	23.48	27.42	32.01	37.45	43.88	51.59	83
59	0.62	1.07	1.56	2.07	2.59	3.12	3.66	4.22	4.81	5.46	6.18	7.02	8.01	9.18	10.58	12.26	14.26	16.63	19.40	22.62	26.37	30.70	35.81	41.80	48.90	57.41	84
60	0.67	1.19	1.74	2.30	2.88	3.46	4.06	4.66	5.34	6.08	6.91	7.88	9.01	10.37	11.98	13.89	16.15	18.79	21.87	25.44	29.55	34.37	39.98	46.56	54.37	63.77	85
61	0.74	1.33	1.94	2.56	3.20	3.84	4.51	5.20	5.96	6.79	7.75	8.87	10.18	11.74	13.57	15.74	18.27	21.22	24.63	28.55	33.13	38.41	44.55	51.75	60.94	70.68	86
62	0.83	1.48	2.17	2.86	3.56	4.26	5.02	5.80	6.66	7.63	8.73	10.02	11.53	13.30	15.39	17.83	20.66	23.94	27.69	32.05	37.06	42.83	49.63	58.52	68.16	78.17	87
63	0.93	1.67	2.43	3.20	3.96	4.77	5.60	6.49	7.47	8.58	9.86	11.34	13.07	15.09	17.46	20.19	23.34	26.95	31.14	35.91	41.37	47.65	56.46	66.00	76.06	86.28	88
64	1.05	1.88	2.72	3.57	4.44	5.33	6.27	7.26	8.41	9.68	11.15	12.85	14.82	17.12	19.77	22.83	26.32	30.36	34.94	40.16	46.06	54.73	64.18	74.27	84.71	95.04	89
65	1.19	2.11	3.05	4.00	4.96	5.96	7.03	8.16	9.48	10.94	12.63	14.57	16.82	19.41	22.38	25.77	29.69	34.12	39.13	44.79	53.29	62.66	72.77	83.38	94.12	104.24	90
66	1.35	2.38	3.42	4.48	5.56	6.65	7.89	9.21	10.70	12.38	14.31	16.53	19.07	21.98	25.30	29.11	33.42	38.27	43.71	52.10	61.40	71.52	82.28	93.35	104.24	113.92	91
67	1.54	2.69	3.84	5.01	6.22	7.49	8.87	10.36	12.09	14.01	16.22	18.73	21.60	24.86	28.60	32.82	37.55	42.82	51.12	60.36	70.49	81.38	92.79	104.24	113.92	124.26	92
68	1.76	3.02	4.30	5.61	6.97	8.41	9.96	11.71	13.66	15.86	18.37	21.21	24.43	28.12	32.27	36.91	42.08	50.31	59.50	69.65	80.65	92.32	104.24	113.92	124.26	135.29	93
69	2.00	3.40	4.82	6.28	7.81	9.44	11.23	13.21	15.43	17.94	20.78	23.98	27.64	31.75	36.34	41.42	49.63	58.60	68.96	80.06	91.96	104.24	113.92	124.26	135.29	147.02	94

2008 VBT FEMALE SMOKER ANB

Duration

Issue Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Att. Age
0	0.31	0.26	0.22	0.17	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.09	0.11	0.14	0.18	0.23	0.27	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	25
1	0.26	0.22	0.17	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.09	0.11	0.14	0.18	0.23	0.27	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	26
2	0.22	0.17	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.09	0.11	0.14	0.18	0.23	0.27	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	27
3	0.17	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.09	0.11	0.14	0.18	0.23	0.27	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	28
4	0.13	0.12	0.11	0.11	0.10	0.10	0.09	0.09	0.11	0.14	0.18	0.23	0.27	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.33	29
5	0.12	0.11	0.11	0.10	0.10	0.09	0.09	0.11	0.14	0.18	0.23	0.27	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.33	0.35	30
6	0.11	0.11	0.10	0.10	0.09	0.09	0.11	0.14	0.18	0.23	0.27	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.33	0.35	0.37	31
7	0.11	0.10	0.10	0.09	0.09	0.11	0.14	0.18	0.23	0.27	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.33	0.35	0.37	0.40	32
8	0.10	0.10	0.09	0.09	0.11	0.14	0.18	0.23	0.27	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.33	0.35	0.37	0.40	0.43	33
9	0.10	0.09	0.09	0.11	0.14	0.18	0.23	0.27	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.33	0.35	0.37	0.40	0.43	0.46	34
10	0.09	0.09	0.11	0.14	0.18	0.23	0.27	0.30	0.31	0.31	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.31	0.32	0.33	0.35	0.37	0.40	0.43	0.46	0.50	35
11	0.09	0.10	0.13	0.18	0.22	0.26	0.29	0.30	0.30	0.30	0.30	0.30	0.29	0.29	0.29	0.30	0.31	0.32	0.33	0.36	0.37	0.40	0.43	0.46	0.50	0.54	36
12	0.10	0.13	0.17	0.22	0.25	0.28	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.30	0.31	0.33	0.36	0.37	0.40	0.43	0.46	0.50	0.54	0.58	37
13	0.12	0.16	0.21	0.25	0.27	0.28	0.29	0.28	0.28	0.28	0.28	0.28	0.28	0.28	0.29	0.31	0.33	0.35	0.37	0.40	0.43	0.46	0.50	0.54	0.58	0.63	38
14	0.15	0.20	0.24	0.27	0.28	0.28	0.27	0.28	0.28	0.28	0.28	0.27	0.28	0.29	0.30	0.32	0.34	0.36	0.39	0.43	0.46	0.50	0.54	0.58	0.63	0.67	39
15	0.18	0.23	0.26	0.27	0.27	0.26	0.27	0.27	0.27	0.27	0.27	0.27	0.28	0.29	0.31	0.33	0.35	0.39	0.42	0.46	0.50	0.54	0.58	0.63	0.67	0.72	40
16	0.20	0.24	0.26	0.26	0.26	0.26	0.26	0.26	0.26	0.27	0.27	0.27	0.28	0.30	0.32	0.34	0.38	0.41	0.46	0.50	0.54	0.58	0.62	0.67	0.72	0.77	41
17	0.21	0.24	0.25	0.25	0.25	0.25	0.25	0.26	0.26	0.26	0.27	0.28	0.29	0.31	0.33	0.36	0.40	0.45	0.49	0.53	0.58	0.62	0.67	0.71	0.78	0.82	42
18	0.67	0.60	0.56	0.51	0.44	0.40	0.36	0.35	0.39	0.41	0.44	0.47	0.51	0.55	0.59	0.66	0.76	0.86	0.97	1.07	1.18	1.29	1.42	1.54	1.67	1.82	43
19	0.60	0.56	0.51	0.44	0.40	0.36	0.33	0.35	0.40	0.43	0.46	0.49	0.53	0.57	0.63	0.73	0.83	0.94	1.07	1.18	1.29	1.42	1.54	1.67	1.82	1.97	44
20	0.56	0.51	0.44	0.40	0.36	0.33	0.32	0.35	0.40	0.44	0.48	0.51	0.55	0.61	0.70	0.80	0.90	1.03	1.17	1.29	1.42	1.53	1.65	1.80	1.97	2.13	45
21	0.51	0.44	0.40	0.36	0.33	0.32	0.32	0.38	0.41	0.46	0.51	0.53	0.60	0.66	0.74	0.85	0.98	1.13	1.27	1.40	1.52	1.65	1.78	1.95	2.13	2.37	46
22	0.44	0.40	0.36	0.33	0.32	0.32	0.34	0.39	0.44	0.49	0.53	0.58	0.64	0.71	0.79	0.92	1.07	1.23	1.37	1.52	1.65	1.78	1.93	2.11	2.35	2.67	47
23	0.40	0.36	0.33	0.32	0.32	0.32	0.35	0.42	0.47	0.51	0.56	0.62	0.69	0.76	0.86	0.99	1.15	1.31	1.48	1.62	1.75	1.92	2.09	2.33	2.65	3.02	48
24	0.36	0.33	0.32	0.32	0.32	0.33	0.36	0.43	0.50	0.56	0.61	0.67	0.74	0.81	0.92	1.07	1.22	1.41	1.60	1.75	1.90	2.09	2.31	2.63	2.99	3.41	49
25	0.32	0.32	0.32	0.32	0.33	0.36	0.40	0.46	0.54	0.61	0.66	0.71	0.79	0.86	0.97	1.15	1.33	1.51	1.70	1.90	2.07	2.30	2.62	2.97	3.38	3.80	50
26	0.31	0.32	0.32	0.33	0.36	0.37	0.41	0.49	0.56	0.64	0.69	0.76	0.83	0.94	1.07	1.24	1.43	1.64	1.83	2.05	2.26	2.49	2.79	3.13	3.60	4.24	51
27	0.30	0.32	0.33	0.36	0.37	0.40	0.45	0.51	0.59	0.66	0.74	0.83	0.92	1.03	1.19	1.37	1.55	1.77	1.98	2.20	2.43	2.70	3.04	3.41	3.95	4.68	52
28	0.30	0.33	0.36	0.37	0.40	0.44	0.48	0.56	0.65	0.73	0.82	0.91	1.02	1.15	1.31	1.49	1.71	1.92	2.14	2.38	2.66	2.95	3.30	3.72	4.34	5.18	53
29	0.30	0.36	0.37	0.40	0.44	0.45	0.51	0.62	0.70	0.81	0.90	1.01	1.12	1.27	1.46	1.65	1.86	2.10	2.35	2.59	2.89	3.22	3.61	4.06	4.75	5.68	54
30	0.30	0.37	0.40	0.44	0.45	0.50	0.57	0.67	0.78	0.89	1.00	1.11	1.26	1.42	1.61	1.82	2.05	2.29	2.56	2.86	3.20	3.59	3.98	4.43	5.21	6.23	55
31	0.31	0.40	0.44	0.45	0.49	0.54	0.64	0.75	0.86	0.99	1.10	1.26	1.41	1.60	1.81	2.03	2.28	2.54	2.86	3.20	3.59	3.98	4.43	4.92	5.68	6.82	56
32	0.32	0.41	0.45	0.49	0.54	0.59	0.70	0.83	0.95	1.09	1.25	1.41	1.58	1.80	2.02	2.27	2.54	2.86	3.20	3.59	3.98	4.43	4.92	5.45	6.22	7.44	57
33	0.33	0.42	0.49	0.52	0.57	0.67	0.78	0.93	1.06	1.22	1.40	1.58	1.80	2.02	2.27	2.54	2.86	3.20	3.59	3.98	4.43	4.92	5.45	6.01	6.60	8.15	58
34	0.34	0.44	0.51	0.55	0.65	0.75	0.85	1.03	1.19	1.37	1.56	1.77	2.01	2.28	2.54	2.86	3.20	3.59	3.98	4.43	4.92	5.45	6.01	6.61	7.43	8.92	59
35	0.35	0.46	0.54	0.61	0.71	0.84	0.99	1.14	1.33	1.53	1.75	2.01	2.28	2.54	2.86	3.20	3.59	3.98	4.43	4.92	5.45	6.01	6.61	7.25	8.16	9.75	60
36	0.36	0.46	0.56	0.68	0.80	0.95	1.10	1.28	1.49	1.73	1.97	2.26	2.54	2.86	3.20	3.59	3.98	4.43	4.92	5.45	6.01	6.61	7.25	7.93	8.94	10.72	61
37	0.37	0.48	0.62	0.74	0.89	1.06	1.24	1.42	1.66	1.92	2.22	2.54	2.86	3.20	3.59	3.98	4.43	4.92	5.45	6.01	6.61	7.25	7.93	8.64	9.86	11.79	62
38	0.38	0.52	0.66	0.83	1.00	1.18	1.38	1.59	1.86	2.16	2.51	2.84	3.19	3.59	3.98	4.43	4.92	5.45	6.01	6.61	7.25	7.93	8.64	9.43	10.87	13.00	63
39	0.39	0.56	0.73	0.93	1.12	1.32	1.53	1.80	2.10	2.42	2.81	3.18	3.58	3.98	4.43	4.92	5.45	6.01	6.61	7.25	7.93	8.64	9.43	10.25	12.03	14.37	64
40	0.40	0.60	0.83	1.05	1.25	1.48	1.72	2.01	2.34	2.73	3.13	3.56	3.97	4.43	4.92	5.45	6.01	6.61	7.25	7.93	8.64	9.43	10.25	11.24	13.34	15.94	65
41	0.41	0.67	0.93	1.16	1.40	1.64	1.91	2.24	2.63	3.05	3.51	3.95	4.43	4.92	5.45	6.01	6.61	7.25	7.93	8.64	9.43	10.25	11.22	12.60	14.83	17.70	66
42	0.45	0.77	1.03	1.31	1.57	1.83	2.14	2.50	2.93	3.39	3.91	4.42	4.91	5.45	6.01	6.61	7.25	7.93	8.64	9.43	10.25	11.18	12.45	13.94	16.53	19.69	67
43	0.52	0.87	1.16	1.44	1.74	2.04	2.38	2.80	3.27	3.79	4.33	4.90	5.46	6.01	6.61	7.26	7.93	8.64	9.43	10.25	11.13	12.40	13.86	15.66	18.46	21.92	68
44	0.56	0.97	1.29	1.62	1.92	2.25	2.66	3.12	3.65	4.21	4.82	5.40	6.01	6.61	7.25	7.93	8.64	9.43	10.25	11.13	12.31	13.77	15.45	17.46	20.62	24.43	69
45	0.63	1.07	1.46	1.79	2.13	2.51	2.95	3.48	4.05	4.68	5.33	5.97	6.61	7.25	7.93	8.64	9.43	10.25	11.13	12.24	13.63	15.26	17.25	19.47	23.04	27.21	70
46	0.73	1.21	1.61	1.98	2.36	2.80	3.31	3.88	4.53	5.20	5.88	6.56	7.23	7.93	8.64	9.43	10.25	11.13	12.18	13.50	15.10	17.01	19.23	21.79	25.72	30.26	71
47	0.80	1.31	1.78	2.19	2.62	3.10	3.66	4.30	5.02	5.73	6.47	7.21	7.93	8.64	9.43	10.25	11.13	12.14	13.41	14.93	16.74	18.91	21.43	24.36	28.66	33.62	72
48	0.89	1.45	1.93	2.42	2.89	3.45	4.08	4.80	5.55	6.34	7.11	7.87	8.64	9.43	10.26	11.13	12.13	13.32	14.74	16.48	18.56	21.03	23.69	27.20	31.90	37.23	73
49	0.96	1.59	2.12	2.66	3.20	3.84	4.54	5.34	6.13	6.98	7.82	8.62	9.43	10.26	11.13	12.08	13.24	14.59	16.23	18.22	20.56	23.33	26.56	30.29	36.35	41.12	74
50	1.06	1.73	2.31	2.93	3.55	4.26	5.05	5.92	6.76	7.66	8.55	9.39	10.23	11.13	12.07	13.18	14.46	16.00	17.87	20.10	22.77	25.87	29.46	33.61	39.06	45.29	75
51	1.15	1.88	2.64	3.20	3.94	4.74	5.63	6.64	7.47	8.41	9.33	10.21	11.13	12.07	13.16	14.36	15.81	17.57	19.69	22.19	25.17	28.60	32.59	37.19	43.07	49.70	76
52	1.25	2.03	2.77	3.52	4.34	5.26	6.22	7.23	8.22	9.20	10.17	11.09	12.07	13.12	14.28	15.65	17.31	19.27	21.60	24.47	27.73	31.53	35.93	40.98	47.28	54.34	77
53	1.32	2.18	3.00	3.87	4.84	5.83	6.91	7.95	9.03	10.05	11.06	12.06	13.12	14.24	15.55	17.06	18.93	21.17	23.82	26.92	30.52	34.69	39.49	46.03	51.69	59.23	78
54	1.43	2.38	3.28	4.30	5.35	6.46	7.63	8.75	9.88	10.99	12.03	13.06	14.22	15.48	16.94	18.67	20.74	23.21	26.18	29.56	33.49	38.02	43.21	49.26	56.32	64.33	79
55	1.53	2.55	3.62	4.76	5.95	7.16	8.44	9.65	10.83	11.94	13.08	14.22	15.46	16.84	18.48	20.40	22.71	25.48	28.69	32.40	36.67	41.54	47.16	53.67	61.16	69.69	80
56	1.64	2.78	4.00	5.25	6.59	7.93	9.29	10.58	11.83	13.00	14.20	15.45	16.80	18.32	20.17	22.31	24.65	27.89	31.39	35.40	40.01	45.28	51.31	58.28	66.20	75.47	81
57	1.78	3.04	4.41	5.84	7.32	8.79	10.22	11.58	12.89	14.16	15.43	16.76	18.26	19.99	22.01	24.40	27.22	30.51	34.30	38.62	43.56	49.19	55.67	63.08	71.66	81.56	82
58	1.93	3.36	4.88	6.49	8.10	9.66	11.23	12.66	14.04	15.38	16.76	18.21	19.88	21.78	24.02	26.67	29.75	33.31	37.38	42.03	47.31	53.33	60.21	68.27	77.36	88.01	83
59	2.11	3.69	5.42	7.19	8.95	10.66	12.28	13.81	15.27	16.71	18.16	19.80	21.64	23.75	26.22	29.12	32.47	36.34	40.70	45.65	51.29	57.69	65.14	73.69	83.42	94.78	84
60	2.29	4.11	6.04	7.97	9.80	11.71	13.44	15.05	16.58	18.14	19.75	21.54	23.53	25.69	28.62	31.76	35.42	39.63	44.22	49.51	55.49	62.42	70.32	79.43	89.76	101.97	85
61	2.53	4.59	6.71	8.81	10.69	12.82	14.66	16.35	18.02	19.66	21.42	23.39	25.62	28.22	31.20	34.63	38.53	42.97	47.98	53.62	60.10	67.45	75.82	85.44	97.44	109.62	86
62	2.83	5.09	7.46	9.74	11.94	14.02	15.94	17.74	19.51	21.33	23.26	25.42	27.69	30.72	33.98	37.71	41.92	46.66	52.00	58.11	65.00	72.81	81.67	93.57	106.72	117.72	87
63	3.16	5.70	8.26	10.74	13.09	15.26	17.29	19.22	21.12	23.08	25.23	27.61	30.34	33.44	36.99	41.05	45.56	50.64	56.45	62.95	70.29	78.53	90.28	102.37	114.55	126.40	88
64	3.55	6.35	9.10	11.75	14.26	16.58	18.74	20.78	22.85	24.98	27.34	29.96	32.96	36.40	40.25	44.63	49.51	55.67	61.25	68.17	75.94	87.67	99.70	111.65	124.10	135.72	89
65	3.98	7.02	10.01	12.66	15.49	17.93	20.25	22.43	24.68	27.01	29.62	32.53	35.94	39.56	43.80	48.50	53.86	59.89	66.44	73.61	85.32	97.44	109.65	122.15	134.40	145.31	90
66	4.45	7.77	10.97	14.00	16.81	19.37	21.82	24.17	26.61	29.20	32.08	35.32	38.96	43.06	47.64	52.83	58.62	65.62	72.08	83.52	95.62	106.16	120.89	133.35	146.31	155.29	91
67	4.95	8.58	11.98	15.17	18.13	20.86	23.47	26.01	28.69	31.54	34.76	38.32	42.36	46.84	51.94	57.60	63.84	70.65	82.05	94.15	106.79	119.74	132.71	145.31	155.39	165.89	92
68	5.06	9.38	13.01	16.40	19.62	22.42	25.21	27.98	30.91	34.10	37.68	41.61	46.05	51.09	56.67	62.78	69.52	80.85	92.95	106.73	118.66	132.20	145.31	155.39	165.89	177.23	93
69	6.16	10.24	14.09	17.66	20.96	24.03	27.03	30.07	33.30	36.87	40.61	45.23	50.25	55.78	61.89	68.51	79.90	92.05	104.89	118.22	131.85	145.31	155.39	165.89	177.23	189.07	94

2008 VBT MALE NONSMOKER ANB

Issue Age	Duration 1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Att. Age
0	0.62	0.38	0.26	0.21	0.17	0.15	0.14	0.13	0.11	0.10	0.09	0.09	0.13	0.22	0.34	0.47	0.59	0.71	0.80	0.88	0.96	1.03	1.06	1.06	1.02	0.96	25
1	0.38	0.26	0.21	0.17	0.15	0.14	0.13	0.11	0.10	0.09	0.09	0.13	0.22	0.34	0.47	0.59	0.71	0.80	0.88	0.96	1.03	1.06	1.06	1.02	0.96	0.93	26
2	0.26	0.21	0.17	0.15	0.14	0.13	0.11	0.10	0.09	0.09	0.13	0.22	0.34	0.47	0.59	0.71	0.80	0.88	0.96	1.03	1.06	1.06	1.02	0.96	0.93	0.88	27
3	0.21	0.17	0.16	0.14	0.13	0.11	0.10	0.09	0.09	0.13	0.22	0.34	0.47	0.59	0.71	0.80	0.88	0.96	1.03	1.06	1.06	1.02	0.96	0.93	0.88	0.87	28
4	0.17	0.15	0.14	0.13	0.11	0.10	0.09	0.09	0.13	0.22	0.34	0.47	0.59	0.71	0.80	0.88	0.96	1.03	1.06	1.06	1.02	0.96	0.93	0.88	0.87	0.86	29
5	0.16	0.14	0.13	0.11	0.10	0.09	0.09	0.13	0.22	0.34	0.47	0.59	0.71	0.80	0.88	0.96	1.03	1.06	1.06	1.02	0.96	0.93	0.88	0.87	0.86	0.87	30
6	0.14	0.13	0.11	0.10	0.09	0.09	0.13	0.22	0.34	0.47	0.59	0.71	0.80	0.88	0.96	1.03	1.06	1.06	1.02	0.96	0.93	0.88	0.87	0.86	0.87	0.88	31
7	0.13	0.11	0.10	0.09	0.09	0.13	0.22	0.34	0.47	0.59	0.71	0.80	0.88	0.96	1.03	1.06	1.06	1.02	0.96	0.93	0.88	0.87	0.86	0.87	0.88	0.90	32
8	0.11	0.10	0.09	0.09	0.13	0.22	0.34	0.47	0.59	0.71	0.80	0.88	0.96	1.03	1.06	1.06	1.02	0.96	0.93	0.88	0.87	0.86	0.87	0.88	0.90	0.93	33
9	0.10	0.09	0.09	0.13	0.22	0.34	0.47	0.59	0.71	0.80	0.88	0.96	1.03	1.06	1.06	1.02	0.96	0.93	0.88	0.87	0.86	0.87	0.88	0.90	0.93	0.97	34
10	0.09	0.09	0.13	0.22	0.34	0.47	0.59	0.71	0.80	0.88	0.96	1.03	1.06	1.06	1.02	0.96	0.93	0.88	0.87	0.86	0.87	0.88	0.90	0.93	0.97	1.02	35
11	0.09	0.13	0.21	0.33	0.45	0.57	0.68	0.78	0.85	0.93	1.00	1.04	1.04	1.00	0.96	0.91	0.87	0.85	0.85	0.85	0.86	0.88	0.92	0.96	1.02	1.08	36
12	0.12	0.20	0.31	0.44	0.55	0.66	0.75	0.82	0.90	0.97	1.01	1.01	0.98	0.94	0.89	0.85	0.83	0.83	0.83	0.85	0.87	0.90	0.95	1.01	1.07	1.14	37
13	0.19	0.30	0.42	0.53	0.63	0.72	0.79	0.87	0.93	0.97	0.98	0.95	0.92	0.87	0.83	0.81	0.81	0.82	0.83	0.85	0.89	0.93	0.99	1.06	1.13	1.21	38
14	0.29	0.40	0.50	0.61	0.69	0.76	0.83	0.90	0.93	0.94	0.92	0.89	0.84	0.81	0.80	0.79	0.80	0.81	0.83	0.86	0.91	0.97	1.03	1.11	1.19	1.28	39
15	0.36	0.46	0.57	0.66	0.73	0.80	0.86	0.89	0.90	0.88	0.84	0.82	0.79	0.78	0.78	0.78	0.79	0.81	0.84	0.89	0.94	1.01	1.06	1.16	1.26	1.36	40
16	0.45	0.54	0.62	0.69	0.76	0.82	0.85	0.85	0.84	0.81	0.77	0.76	0.75	0.76	0.76	0.77	0.79	0.82	0.87	0.92	0.98	1.05	1.13	1.22	1.32	1.44	41
17	0.52	0.58	0.65	0.72	0.78	0.82	0.82	0.79	0.77	0.74	0.71	0.72	0.73	0.74	0.75	0.77	0.83	0.84	0.89	0.95	1.02	1.10	1.19	1.29	1.40	1.53	42
18	0.55	0.60	0.67	0.73	0.77	0.78	0.75	0.73	0.70	0.68	0.68	0.70	0.71	0.73	0.75	0.78	0.82	0.87	0.92	0.98	1.06	1.15	1.24	1.35	1.48	1.62	43
19	0.57	0.62	0.68	0.72	0.73	0.72	0.69	0.66	0.64	0.64	0.65	0.68	0.70	0.73	0.76	0.80	0.85	0.93	0.96	1.02	1.11	1.20	1.30	1.42	1.56	1.73	44
20	0.59	0.63	0.66	0.68	0.68	0.65	0.62	0.60	0.60	0.62	0.63	0.67	0.70	0.74	0.76	0.82	0.87	0.93	0.99	1.06	1.15	1.25	1.36	1.50	1.66	1.82	45
21	0.59	0.61	0.62	0.62	0.61	0.59	0.56	0.56	0.57	0.60	0.62	0.66	0.71	0.75	0.80	0.85	0.90	0.96	1.03	1.10	1.19	1.30	1.43	1.58	1.74	1.93	46
22	0.57	0.56	0.58	0.56	0.55	0.53	0.52	0.53	0.55	0.58	0.60	0.66	0.72	0.77	0.82	0.87	0.93	0.99	1.06	1.14	1.24	1.37	1.51	1.66	1.84	2.05	47
23	0.53	0.50	0.50	0.50	0.49	0.49	0.49	0.50	0.53	0.54	0.60	0.67	0.73	0.79	0.85	0.90	0.96	1.03	1.10	1.19	1.30	1.43	1.57	1.74	1.94	2.18	48
24	0.47	0.44	0.44	0.44	0.45	0.46	0.47	0.48	0.50	0.54	0.61	0.68	0.75	0.81	0.87	0.93	0.99	1.06	1.14	1.23	1.35	1.48	1.64	1.82	2.05	2.32	49
25	0.41	0.38	0.38	0.40	0.42	0.43	0.44	0.45	0.48	0.55	0.62	0.70	0.77	0.84	0.90	0.96	1.02	1.10	1.18	1.28	1.40	1.55	1.72	1.93	2.18	2.48	50
26	0.36	0.34	0.36	0.38	0.40	0.41	0.42	0.45	0.49	0.56	0.63	0.71	0.78	0.85	0.92	0.99	1.06	1.15	1.24	1.36	1.49	1.65	1.84	2.06	2.32	2.65	51
27	0.31	0.31	0.34	0.36	0.38	0.38	0.42	0.45	0.50	0.57	0.64	0.72	0.80	0.88	0.95	1.03	1.11	1.21	1.32	1.45	1.59	1.77	1.97	2.20	2.49	2.84	52
28	0.27	0.29	0.33	0.36	0.36	0.38	0.42	0.45	0.51	0.58	0.66	0.75	0.84	0.92	1.00	1.08	1.16	1.28	1.41	1.56	1.71	1.90	2.11	2.36	2.66	3.06	53
29	0.24	0.28	0.32	0.35	0.37	0.38	0.42	0.46	0.52	0.59	0.69	0.78	0.88	0.97	1.06	1.15	1.25	1.37	1.51	1.66	1.84	2.04	2.26	2.53	2.86	3.29	54
30	0.21	0.27	0.32	0.36	0.38	0.39	0.42	0.47	0.53	0.62	0.73	0.83	0.93	1.03	1.12	1.23	1.34	1.48	1.63	1.79	1.98	2.19	2.43	2.71	3.07	3.56	55
31	0.19	0.27	0.33	0.37	0.39	0.40	0.43	0.48	0.56	0.66	0.77	0.89	0.99	1.10	1.21	1.32	1.45	1.60	1.76	1.94	2.14	2.38	2.61	2.92	3.32	3.86	56
32	0.19	0.28	0.34	0.38	0.40	0.41	0.44	0.51	0.60	0.71	0.83	0.95	1.07	1.18	1.30	1.43	1.57	1.73	1.91	2.10	2.31	2.54	2.81	3.15	3.59	4.19	57
33	0.20	0.29	0.35	0.39	0.41	0.42	0.47	0.55	0.65	0.77	0.90	1.03	1.16	1.28	1.41	1.55	1.71	1.88	2.08	2.28	2.50	2.76	3.04	3.40	3.89	4.56	58
34	0.21	0.30	0.37	0.40	0.42	0.45	0.51	0.59	0.70	0.83	0.97	1.11	1.25	1.38	1.53	1.69	1.86	2.05	2.26	2.48	2.71	2.97	3.28	3.69	4.24	4.97	59
35	0.22	0.32	0.38	0.42	0.44	0.49	0.56	0.65	0.77	0.90	1.05	1.20	1.35	1.50	1.67	1.84	2.04	2.24	2.46	2.69	2.94	3.22	3.56	4.02	4.62	5.44	60
36	0.23	0.33	0.40	0.44	0.48	0.53	0.61	0.71	0.84	0.98	1.14	1.30	1.47	1.64	1.82	2.01	2.22	2.45	2.68	2.92	3.19	3.49	3.88	4.38	5.07	5.98	61
37	0.24	0.35	0.42	0.47	0.51	0.58	0.66	0.76	0.91	1.07	1.24	1.42	1.60	1.79	1.99	2.20	2.43	2.67	2.92	3.18	3.46	3.80	4.23	4.80	5.57	6.58	62
38	0.25	0.36	0.44	0.50	0.56	0.64	0.73	0.85	1.00	1.17	1.36	1.54	1.74	1.95	2.17	2.41	2.65	2.91	3.18	3.46	3.77	4.15	4.64	5.26	6.14	7.26	63
39	0.26	0.38	0.46	0.54	0.61	0.70	0.80	0.93	1.09	1.27	1.46	1.67	1.89	2.12	2.37	2.63	2.90	3.17	3.46	3.77	4.11	4.54	5.09	5.83	6.79	8.03	64
40	0.27	0.40	0.49	0.58	0.67	0.77	0.88	1.02	1.19	1.38	1.59	1.82	2.06	2.32	2.59	2.87	3.16	3.46	3.77	4.11	4.50	4.98	5.62	6.45	7.53	8.90	65
41	0.28	0.42	0.53	0.63	0.74	0.84	0.97	1.12	1.30	1.50	1.73	1.98	2.25	2.53	2.82	3.13	3.44	3.77	4.11	4.48	4.93	5.49	6.22	7.16	8.37	9.88	66
42	0.29	0.44	0.57	0.69	0.81	0.93	1.06	1.22	1.41	1.63	1.88	2.16	2.45	2.76	3.08	3.41	3.75	4.10	4.48	4.91	5.42	6.07	6.90	7.97	9.33	11.00	67
43	0.30	0.47	0.62	0.76	0.89	1.02	1.16	1.33	1.54	1.78	2.05	2.35	2.67	3.00	3.35	3.72	4.09	4.48	4.90	5.39	5.98	6.73	7.69	8.90	10.41	12.26	68
44	0.32	0.50	0.67	0.83	0.97	1.11	1.27	1.45	1.68	1.94	2.23	2.56	2.90	3.27	3.65	4.05	4.46	4.89	5.37	5.93	6.62	7.49	8.58	9.96	11.66	13.68	69
45	0.33	0.54	0.73	0.90	1.05	1.21	1.38	1.58	1.82	2.11	2.43	2.78	3.16	3.56	3.98	4.41	4.86	5.36	5.90	6.55	7.35	8.35	9.60	11.16	13.04	15.26	70
46	0.35	0.59	0.80	0.99	1.16	1.32	1.51	1.73	1.99	2.29	2.64	3.03	3.45	3.88	4.34	4.81	5.31	5.86	6.50	7.25	8.18	9.34	10.77	12.51	14.61	17.06	71
47	0.38	0.64	0.88	1.08	1.26	1.44	1.64	1.88	2.17	2.50	2.88	3.30	3.76	4.23	4.73	5.26	5.82	6.45	7.18	8.06	9.14	10.46	12.08	14.04	16.37	19.10	72
48	0.41	0.71	0.98	1.18	1.37	1.57	1.79	2.05	2.36	2.73	3.14	3.60	4.09	4.62	5.17	5.76	6.39	7.11	7.96	8.98	10.22	11.74	13.58	15.77	18.35	21.36	73
49	0.45	0.77	1.06	1.29	1.50	1.71	1.95	2.24	2.58	2.98	3.43	3.92	4.47	5.04	5.65	6.31	7.03	7.86	8.85	10.03	11.46	13.19	15.26	17.71	20.57	23.87	74
50	0.49	0.85	1.15	1.40	1.63	1.87	2.13	2.44	2.82	3.26	3.75	4.30	4.89	5.52	6.20	6.94	7.77	8.73	9.86	11.22	12.86	14.83	17.16	19.88	23.04	26.67	75
51	0.54	0.93	1.26	1.53	1.78	2.04	2.33	2.66	3.09	3.57	4.11	4.71	5.36	6.06	6.81	7.65	8.60	9.71	11.02	12.59	14.45	16.67	19.27	22.30	25.79	29.78	76
52	0.60	1.03	1.37	1.67	1.94	2.23	2.55	2.93	3.39	3.92	4.51	5.17	5.88	6.66	7.52	8.47	9.56	10.84	12.34	14.13	16.25	18.74	21.64	24.99	28.84	33.23	77
53	0.67	1.12	1.50	1.82	2.12	2.44	2.80	3.23	3.73	4.31	4.97	5.69	6.48	7.35	8.32	9.40	10.66	12.12	13.84	15.88	18.27	21.05	24.28	27.98	32.21	37.04	78
54	0.75	1.23	1.63	1.98	2.31	2.67	3.06	3.55	4.11	4.75	5.48	6.28	7.16	8.14	9.23	10.47	11.91	13.56	15.55	17.86	20.53	23.63	27.20	31.29	35.92	41.23	79
55	0.83	1.34	1.77	2.15	2.53	2.94	3.39	3.93	4.56	5.26	6.06	6.95	7.94	9.04	10.28	11.70	13.33	15.24	17.47	20.08	23.05	26.50	30.43	34.91	40.01	45.84	80
56	0.92	1.47	1.93	2.36	2.75	3.23	3.75	4.35	5.04	5.83	6.73	7.72	8.83	10.07	11.46	13.09	14.96	17.12	19.63	22.53	25.86	29.67	33.99	38.90	44.49	51.12	81
57	1.02	1.60	2.11	2.58	3.06	3.57	4.16	4.83	5.61	6.49	7.49	8.60	9.85	11.25	12.85	14.68	16.80	19.24	22.06	25.29	28.98	33.17	37.91	43.26	49.61	56.92	82
58	1.12	1.75	2.30	2.83	3.37	3.95	4.62	5.36	6.25	7.24	8.36	9.61	11.01	12.60	14.41	16.49	18.88	21.62	24.76	28.35	32.42	37.01	42.19	48.27	55.23	63.27	83
59	1.23	1.91	2.52	3.11	3.72	4.39	5.14	6.01	6.99	8.10	9.35	10.76	12.35	14.14	16.19	18.53	21.22	24.28	27.78	31.74	36.20	41.22	47.06	53.74	61.35	70.22	84
60	1.35	2.08	2.76	3.43	4.12	4.89	5.75	6.72	7.83	9.08	10.49	12.07	13.86	15.89	18.20	20.84	23.84	27.26	31.12	35.47	40.35	46.03	52.44	59.71	68.06	78.64	85
61	1.48	2.27	3.03	3.79	4.56	5.45	6.43	7.54	8.79	10.20	11.79	13.57	15.59	17.87	20.47	23.42	26.77	30.56	34.81	39.58	45.10	51.50	58.26	68.21	76.62	88.11	86
62	1.61	2.49	3.34	4.20	5.10	6.10	7.21	8.47	9.88	11.47	13.26	15.27	17.54	20.11	23.02	26.32	30.03	34.21	38.88	44.27	50.30	57.05	64.64	74.90	86.28	98.73	87
63	1.77	2.74	3.69	4.65	5.70	6.84	8.10	9.53	11.12	12.92	14.93	17.20	19.75	22.63	25.88	29.54	33.65	38.24	43.53	49.43	55.99	63.31	73.44	84.73	97.19	110.68	88
64	1.94	3.02	4.09	5.19	6.35	7.67	9.11	10.73	12.53	14.55	16.82	19.37	22.23	25.45	29.07	33.12	37.65	42.86	48.66	55.07	62.19	72.20	83.43	95.88	109.70	124.60	89
65	2.14	3.33	4.54	5.80	7.14	8.62	10.26	12.08	14.12	16.40	18.95	21.80	25.01	28.60	32.61	37.08	42.23	47.95	54.26	61.22	71.16	82.33	94.79	108.71	123.90	139.33	90
66	2.36	3.70	5.06	6.48	8.02	9.70	11.55	13.62	15.91	18.47	21.34	24.53	28.11	32.09	36.53	41.64	47.29	53.53	60.39	70.27	81.41	93.88	107.61	123.34	139.33	156.34	91
67	2.62	4.11	5.64	7.26	9.00	10.91	13.01	15.24	17.92	20.80	24.00	27.58	31.56	35.97	41.04	46.66	52.86	59.64	69.50	80.63	93.12	107.24	122.90	139.33	156.34	174.28	92
68	2.92	4.59	6.31	8.14	10.11	12.27	14.64	17.27	20.17	23.40	26.98	30.98	35.37	40.43	46.02	52.19	58.94	68.81	79.65	92.49	106.70	122.56	139.33	156.34	174.28	193.10	93
69	3.27	5.13	7.07	9.13	11.36	13.80	16.47	19.42	22.68	26.28	30.28	34.70	39.76	45.35	51.51	58.28	68.17	79.35	91.94	106.26	122.30	139.33	156.34	174.28	193.10	211.46	94

2008 VBT FEMALE SMOKER ANB Issue Duration Att. Age 1 2 3 4 5 6 7 e B 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 Ultimate Age 0 0.62 0.36 0.26 0.21 0.17 0.15 0.14 0.13 0.11 0 10 009 0.09 0.13 0.22 0.34 0.47 0.59 0.71 0.60 0.68 0.96 1.03 1.08 1.06 1 02 0.98 25 1 0.36 0 26 0.21 0.17 0.15 0.14 0.13 0.11 0.10 0.09 009 013 0.22 0.34 0.47 0 59 0.71 0,80 0.88 0.96 1.03 1.06 1.06 1 02 0.96 0.93 26 2 026 0.21 0.17 0.15 0.14 0.13 0.11 0.10 0.09 0.09 0.13 0.22 0.34 0.47 0.59 0.71 0.60 0.86 0.96 1.03 1.06 1.06 1-02 0.96 093 0.88 27 3 021 017 0.15 0.14 0.13 0.11 0.10 0.09 0.09 0.13 0.22 0 34 0.47 0.59 0.71 0.00 0.06 0.96 1.03 1.06 1.06 1.02 0.38 083 0.86 0.87 26 4 0.17 0.15 0.14 0.13 0.11 0,10 0.09 0.09 0.13 0.22 0 34 0 47 0.59 0.71 0.90 0.08 0.96 1 03 1 06 1 06 1 02 0.9$ 0.93 080 0.87 0.86 29 5 0.15 014 0.13 0.11 0.10 0.09 0.09 0.13 0.22 034 0.47 0.59 0.71 0.80 0 05 0.96 1.03 1.06 1.06 1.02 0.98 0.93 0.08 087 0.86 0.87 30 6 0 14 0 13 0.11 0.10 0.09 0.09 0.13 0.22 0.34 0.47 059 071 0.80 0.85 0.96 1.03 1.06 1.06 1.02 0.98 0.93 0.58 087 086 0.87 0.S8 31 7 0 13 0.11 0.10 0.09 0.09 0.13 0.22 0.34 0.47 0.59 0 71 0.80 0.85 0.96 1.03 1.06 1.06 1.02 0.98 0.93 0.88 0.67 066 0 87 0.86 0.90 32 8 0 11 0.10 0.09 0.09 0.13 0.22 0.34 0.47 0.69 071 0.80 0.88 0.96 1.03 1 06 1.06 1.02 0.98 0.93 0.88 0.87 0.66 0 87 088 0.90 0.93 33 9 0 10 0.09 0.09 0.13 0.22 0.34 0.47 0.59 0.71 060 088 0.96 1.03 1.06 1.06 1.02 0.96 0.93 0.58 0.87 0.86 0.57 086 0.90 0.93 0.97 34 10 009 0.09 0.13 0.22 0.34 0.47 0.59 0.71 0.60 086 0.96 1.03 1-OB 1.06 1.02 0.98 0.93 0.88 0.87 0.86 0.57 O.flB 090 0.93 0.97 1.02 35 11 009 0.13 0.21 0.33 0.45 0.57 0.68 0.78 0.65 083 1.00 1.04 1.04 1.00 0 96 0.91 0.87 0.85 0.85 0.65 0.66 0.66 092 0.96 1.02 106 36 12 0 12 0.20 0.31 0.44 0.55 0.66 0.75 0.82 090 0 37 1.01 1.01 0.95 0.94 0.88 0 85 0;83 0-63 0.83 0.65 0.57 0.90 0 95 1.01 1.07 1 14 37 13 0 19 0.30 0.42 0.53 0.63 0.72 0.79 0.57 093 097 0.98 0:95 0.92 0 07 0.63 0.81 0.81 0.82 0.83 0.85 0.59 0 33 0.99 1.06 1.13 1 21 38 14 029 0.40 0.50 0.61 0.69 0.76 0.53 0.90 0.33 094 0.92 0.89 0.84 0.61 0.60 0.79 0.80 0.81 0.53 0.56 0.91 087 1 03 1.11 1.19 126 39 15 0.36 0.48 0.57 0.66 0.73 O.&O 0.66 0.59 030 088 0.84 0.82 0.79 0.76 0.78 0.78 0.79 0.51 0.84 0.&9 0.94 1 01 1.08 1.16 1.26 136 40 16 0.46 0.54 0.02 0.59 0.76 0.62 0.65 .0.55 084 0.81 0.77 0.76 0.75 0.76 076 0.77 0.79 0.62 0.67 0.92 0.38 1 05 1.13 1.22 1.32 1 44 41 17 0.62 0.58 065 0.72 0.76 0.02 0.02 0.79 0.77 0 74 0.71 0.72 0.73 0.74 0.75 Q77 0 80 0.84 0.89 0 95 1.02 1.10 1.19 1.29 1 40 153 42 18 0.65 0.85 0.86 0.90 0.93 0.94 0.92 0.94 0.94 0.96 1.02 1.09 1.15 1 22 1 29 1.37 1.46 1.58 1.70 1.66 2.03 2.24 2.47 2.75 3.06 3.45 43 19 0 83 Q.&4 066 0.90 0.91 0.91 0.00 0 89 0.90 0.96 1.02 1.09 1.17’ 1.25 1 33 1.43 1.55 1.67 1.81 1.96 2.17 2.40 2.65 2.96 332 3.75 44 20 0.62 0.84 0.85 0.87 O.flB 0.66 0.65 0.85 0.03 0.96 1.03 1.11 1.20 1.30 1.39 1.49 1.61 1.75 1.90 2.08 2.30 2 56 2.84 3.19 360 4 01 45 21 0.80 0.S1 081 0.82 0.62 0.82 0.00 0.83 0.68 0.96 1.04 1.13 1 24 1.34 1 46 1 58 1.70 1.85 2.02 2.20 2.43 2.72 3.05 3.42 3.83 4.31 46 22 0.76 0.75 0.75 0.77 0.77 0.77 0.76 0.62 0.68 0.96 1.04 1.16 1.29 1.40 1.52 1.64 1.79 1.94 2.12 2.33 2.58 2.92 3.28 3.65 4 11 4.62 47 23 0.71 0.68 0.70 0.72 0.72 0.74 0.77 081 0 68 0.92 1.07 1.20 1.33 1.47 1.61 1.73 1.88 2.06 2.24 2.46 2.76 3.10 3.48 3.68 437 4.96 48 24 o.es 0.62 064 0.66 0.69 0.73 0.77 0.60 0.61 0.9S 1.11 124 1.40 1 53 1 66 1.82 1.98 2.16 237 2-00 2.94 3.25 3.66 4.13 466 5.31 49 25 0.58 G.&6 056 0.63 0.65 0.71 0,74 0.77 0.85 0.99 1.14 1.31 1.46 1.62 1 77 1.92 2.07 2.28 2.49 2.75 3 07 3.45 3.88 4.39 499 5.71 50 26 0.54 0.53 0.5B 0.62 0.67 0.70 0.70 0.77 0.87 .1.02 1.18 1.34 1.51 1 67 1 64 2.01 2.19 2.42 2.66 2 97 331 3.72 4.19 4.72 5.34 6.12 51 27 0.49 0.S1 0.57 0.62 0.67 0.69 0.71 0.73 091 1.06 1.23 1.40 1.58. 1.76 1.93 2.13 2.33 2.5$ 2.67 3.20 3.57 4.02 4.52 5.06 S.75 6.58 52 28 0.45 0.50 0.56 0.65 0.68 0.70 0.73 0.01 0.93 1.10 1.29 1.49 1.69 1 60 2 07 2.27 2.52 2.76 3.10 3.46 3.67 4.36 4.57 5.45 6 16 7.10 53 29 0 43 0.51 0.59 0.65 0.70 0.73 0.75 O.B5 0.98 1.17 1.38 1.58 1.51 202 2.22 2.46 2.71 3.01 3.36 3.74 4.20 4.70 5.23 566 664 7.65 54 30 0.40 0.52 0 62 0.70 0.73 0.75 0.05 0.90 1 06 1 25 1.49 1.72 1.95 2 18 241 2.67 2.95 3 29 3.06 4.07 4.64 6.07 5.64 629 7 14 8.29 55 31 0.38 0.55 0.67 0.73 0.76 0.05 0.90 0.67 1.14 1.36 1.61 1.58 2.12 2 30 2 64 2.91 3.22 3.59 3.96 4.43 4.93 5.48 6.08 679 7.73 9.01 56 32 0.41 0.50 0.72 0.78 0.85 0.90 0.97 1.06 1.25 1.50 1.77 2.05 2.34 260 2.88 3.19 3.53 3.91 4.35 4.82 6.35 5.91 6.56 734 8.38 9.80 57 33 0.43 0.65 077 0.85 0.90 0.97 1.05 1 16 1 33 1.66 1.97 2.27 2.56 288 317 3.S0 3.87 4.26 4.76 5.25 5.80 6.42 7.12 7.94 9.10 10.70 58 34 0.46 0.70 065 0.90 0.97 1.05 1.13 1.25 1.53 1.63 2.17 2.50 2.83 3 14 348. 3 85 4.24 4.69 5.13 5.73 6.31 6.95 770 6.63 995 1171 59 35 0.51 0.70 0.90 0.97 1.05 1.13 1.23 1.44 1.72 2.04 2.40 2.76 3.11 3.46 384 4.22 4.66 5.14 5.67 6.23 6.86 7.55 8.36 9.43 10.85 1287 60 36 0.59 0.84 0.37 1.05 1.13 1.23 1.38 1.61 1.93 2 27 2.6B .3.04 3.44 3.63 4 22 4.65 5.11 5 64 6.13 6.76 7.46 8.21 9 16 10.32 11.99 1420 61 37 0.64 0.92 1.05 1.13 1.23 1.35 1.52 1.81 2.14 2.54 2.95 3.39 3.50 4.22 465 5.10 5.61 6.15 6.75 7.40 8.11 8.97 10 03 11.35 13.23 1569 62 38 0.63 0.98 1.13 1.23 1.35 1.51 1.73 2.03 2 41 2.64 3.28 3.73 4.19 4.64 5.10 5-61 6.15- 6.74 7.37 8.07 8.87 9.53 11.04 12.54 14.64 17 38 63 39 0.76 1.06 1.21 1.35 1.49 1.6© 1.94 2.27 2.63 3.15 3.52 4.11 4.60 509 5.61 6.15 6.74 7.36 6.06 8.84 9.70 10.80 12 16 13.90 16.26 19.20 64 40 0.65 1.14 1.31 1.49 1.07 1.91 2.19 2-56 3.01 3.50 4.01 4.55 5.07 5.61 6.15 6.74 7.36 6.06 8.64 8.67 10.66 11.66 13.48 15.44 18.05 2140 • 65 41 o.ee 1.22 1 45 1.65 1.69 2.13 2.47 2.05 3 36 3 88 4.44 5.01 5.59 6.16 6 74 7.36 8.06 6 04 3 67 10.56 11.73 13 17 1497 17.19 20.13 23.76 66 42 0.94 1.30 1.56 1.84 2.11 2.42 2.77 3.21 3.73 4.30 4.90 5.53 6.13. 6.74 7.36 6.06 3.84 9.67 10.55 11.62 12.95 14.60 16.65 19.17 22.44 2641 67 43 0 98 1.41 1.75 2.06 2.37 2.72 3.11 3 59 4 16 4.76 5.42 6.08 6.73 7.36 8 06 8.84 9.67 10 55 11.55 12.81 14.33 16.23 16.58 21.40 24.99 29.30 68 44 1.06 1.52 1.32 2.30 2.64 3.03 3.45 4.00 4.63 6.29 5.97 6.68 7.35 8.06 084 9.67 10.55 1155 12.70 14.14 15.91 1609 20 72 23.91 27.64 32.46 69 45 1.11 1.66 2.12 253 2.95 3.37 3.87 4.45 5.11 5.84 6.58 7.31 8.05 864 9.67 10.55 11.55 12.66 14.01 15.67 17.70 20 16 23.13 26.65 30.94 3591 70 46 1 18 1.84 236 2.64 3.30 3.76 4.33 4.97 5.66 6.42 7.22 8.02 8.54 9.67 1055 11.55 12.66 13.89 15.49 17.38 19-69 2250 25.82 29.69 34.33 3963 71 47 1.29 2.01 263 3.15 3.65 4.19 4.00 5.49 6.28 7.09 7.33 8.78 9.67 10 55 11.55 12.66 13.87 15.35 17.15 19.63 21.36 2507 28.75 32.99 37.96 43.61 72 48 1.3$ 2.24 2.90 3.49 4.05 4.66 5.33 6.06 6.91 7.81 8.70 9.63 105& 11 55 12.66 13.67 15.26 •16.96 19.03 21.51 24.45 27.93 31.98 36.59 41.68 47.85 73 49 1.53 2.44 3 21 3.38 4.51 5.16 5.90 6.74 7.83 ess 9.5S 10 54 11 55 12.66 13.B7 15.21 16.83 18.78 21.13 23.93 27.23 31 06 35.46 40.43 46.10 5237 74 50 1 66 2.71 3.55 4.27 4.96 5.73 653 742 8 40 9.43 10.47 11.55 12.66 13.87 15.20 16.76 1662 20 S4 23.47 26.59 3026 34.46 39.22 44.55 50.55 57.13 75 51 1.83 2.98 3.93 4.73 561 6 34 7 22 621 9.25 10.36 11.45 12.65 13 87 15.20 16.70 18.46 20.59 23.11 26.08 29.57 33.57 3514 43.24 48.93 55.24 62.18 76 52 203 3.32 4.31 5.22 606 700 737 902 10.17 11.37 12.55 13.66 15.1® 16.69 18.42 20.43 2282 25.66 28.95 32.80 37.16 42.09 47.54 53.53 6022 67.49 77 53 2.26 3.02 4.76 5.75 672 773 079 9 96 11.18 12.46 13.61 15.19 16.68 18.37 20.33 22-69 2530 26.45 32.11 36.32 41.03 46.27 52.08 58.42 65.42 73.06 78 54 253 4.00 5.22 6.32 7 30 8 60 969 10.93 12.28 13.66 15.14 16.67 16 34 20.24 22.43 25.00 2604 31.53 35.56 40.09 45.17 50.73 56.85 63.53 7087 76.96 79 55 2.80 4.36 5.71 6.95 8.12 9.38 10.6S 1205 13 50 15.01 16.59 16.23 20.16 22 32 24.50 27.69 31 03 34.88 39.27 44.15 49.53 55.44 61.86 68.58 7062 65.12 80 56 3.11 4.63 6.27 7.63 085 10 30 11 73 1324 14.80 16.45 16.22 20.11 22.23 24.62 27.40 30.62 3433 36.54 43.24 45.46 54.16 60.41 67.13 74.49 6262 92.07 81 57 3.46 5.28 6.89 8.37 985 11.33 1291 14.53 16.26 18.07 20.01 22.11 24.43° 27.17 30.27 33.64 37 90 42.46 47.64 5306 59.09 65 61 72.67 80.37 6935 93.44 82 58 3 81 5.81 7.54 9.19 1081 12 44 14 17 15.96 17.84 19.82 21.96 24.33 26.96 28 98 33.42 37 35 41 78 46.68 52.05 57.92 64.26 71.06 78.47 86.93 86.49 107.24 83 59 420 0.37 5.28 10.09 11 86 13.67 1553 17.52 19.57 21.76 24.13 26.76 29.71 S3.05 36.85 41.14 45.92 51.15 55.07 63.04 69.65 76.78 84.93 93.60 104.01 115.61 84 60 463 6.97 9 07 11 07 1301 1501 17.07 19.19 21.46 23.87 26.51 2941 32.70 36.39 <0.57 4522 50.35 55.94 61.95 68.42 75.33 03 18 91.72 10121 111.96 125.67 85 61 5.10 7.62 3 94 12.14 14.27 1644 1669 21.04 23.51 26.18 29.10 32 32 35,95- 40.01 44.56 49.58 5507 61.00 67.32 74.09 01.72 03.93 98.96 108.92 122.44 138.92 86 62 5.58 8.35 10.91 13.31 15 63 18 01 20.45 23 03 25.74 28.68 31.90 35.49 39.46 43.94 48.65 54.27 60 09 68.33 72.98 80.44 05.43 97.10 10653 119.69 134.08 149.38 87 63 6 IS 9.19 11,96 14,56 17.13 1972 2236 25.19 28.16 31.41 34.07 36.92 43.29 46.16 53.47 59.23 65.38 71 97 79.31 87.15 95.52 104.59 117.65 131.57 147.05 163.44 88 84 676 10.09 13.n 1534 16 74 21.54 24 43 27.51 30 77 34.34 38.27 42.61 47.39 52.66 58.37 64.48 71 05 78.31 86.01 94.22 103.05 115.95 12992 146.07 161.70 179.17 89 65 7.40 11.05 14.35 17.45 20.45 23 51 26 67 29.99 33 59 37.52 41.04 46.56 51.80 57.48 63.56 70.08 77 32 85.02 93.11 101.7S 114.64 12847 143.64 160.24 178.17 195.62 90 66 6.20 12.15 15.71 19.04 22.33 25.64 29 05 32.72 36.64 40.93 45.69 50.85 56.50 62 61 63.11 76.37 84 03 92.13 100.67 113.49 127.36 142.49 159.26 177.36 195.62 214.66 91 67 904 13.31 17.16 20.78 2431 27 90 31 63 35.62 39.91 44.64 49.90 55.44 61.55 66.03 75.35 63.05 91 17 9966 112.59 126.40 141.62 158.46 17686 195.62 214.65 234.06 92 68 938 14.61 16.73 22.63 26.44 30.32 3437 36 74 43.45 48.63 54.26 6037 66.92 74.27 82.01 90.18 36.72 111.75 125.65 140.88 157.87 176.46 19562 214.65 234.08 254.12 93 69 11.02 15.98 20.43 24.60 2671 3291 37 34 42 00 47.24 52.88 89.02 65.62 72.96 60.66 89.11 97.74 110.96 124.96 140.32 157.39 176.21 195.62 214 65 234.06 254.12 272.57 94

2008 VBT FEMALE SMOKER ANB Issue Duration Att. Age 1 2 3 4 5 6 7 e B 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 Ultimate Age 70 12-14 17.46 22 21 26.71 31 13 35.68 40.50 46.69 51.33 57.46 64.11 71.57 79.52 67.68 96.69 11021 124 33 139.81 157.00 176.02 195.62 214.65 234.06 254.12 272.57 287.77 95 71 13.35 19.03 24.09 28.93 33.69 38.65 43.91 49.58 55.74 62.41 69.91 77.96 66.50 96.46 109.32 123.70 13932 156.72 175.93 195.62 214.65 234.06 254.12 272.57 287.77 304.15 96 72 14.65 20.06 26.10 31.27 3643 41.81 47.56 53.76 60.46 63.02 79. 16 84.83 93.97 106.24 123.01 138.85 156.43 175.83 195.62 214.55 234.06 254.12 272.57 287.77 304.15 319.48 97 73 15.95 22.37 26.17 33.72 3934 45.23 51.49 58.26 65.89 74 13 82 80 92.26 107 03 122.15 136.31 166.12 175.74 195.62 214.65 234.06 254.12 27257 287.77 304.15 319.48 337.83 98 74 17.36 24.12 30.34 36.35 42.45 48.88 55.73 63.41 71.73 80:65 90.17 105.48 121,11 137.68 165.82 175.65 195.62 214.65 234.06 264.12 272.57 287.77 304.15 319.48 337.83 358.26 99 75 18.75 25.94 32.80 39.09 45.76 52.77 60.56 66.97 73.05 67.63 103.67 11989 136491 155 38 175.54 195.82 214.66 234.06 254 12 27257 287.77 304.15 319.48 337.83 358 26 377.36 100 76 20.16 27.03 34 96 42.01 4929 57.23 65.78 74.98 84.82 101.57 118.33 135 08 154 ?I7 175.35 195.62 214.65 234.06 254.12 272.57 287.77 304.15 319.48 337.83 356.26 377.36 393.32 101 77 21.60 29.73 37.43 45.12 5332 62.04 71.39 81.46 09.09 116.62 134.79 15424 175.11 195.62 21465 234.05 254.12 272.57 287.77 304.15 318.48 337.83 358.26 377.36 393.32 405.68 102 78 23.02 31.69 40.03 48.63 57 64 67.23 77.50 96.14 114.48 133.42 153.41 17475 195.62 21465 234.06 254.12 272.57 287.77 304 15 310,48 337.83 356.26 377.36 393.32 405 66 413.39 103 79 24.49 33.75 42 96 52.37 6228 72.83 92-62 111.98 131.71 152.43 174.29 195 02 214 Ei5 234.06 254.12 272 57 287.77 304.15 319.48 337.83 358.26 377.36 393.32 405.68 41339 416.31 104 80 25.37 36.05 46.09 56.44 67 30 88.53 108.97 129.71 161.23 173.73 195.62 214.65 234.06 254.12 272.57 287J7 304.15 319.48 337.83 358.26’ 377.36 393.32 405.68 41339 416 31 420.20 105 81 27.61 38.49 43.43 60.76 83 64 105.44 127.32 140,77 173.04 195.62 214.65 234 06 264 12 272 57 287 77 304.16 319.46 337 03 358 26 377.36 393.32 405.58 413.39 416 31 420.20 426.90 106 82 29132 41.07 53,01’ 77.36 101-20 124.46 .146.00 172.20 135.62 214.65 234.06 254 12 27217 287.77 304.15 319.46 337.83 358.26 377.36 393.32 405.68 413.39 416.31 42020 42690 437.16 107 83 31.15 43.83 70.98 96.21 121.03 145.94 171.21 195.62 214.65 234.06 254.12 272.67 287.77 304.15 319.48. 337.83 358.26 377.36 393.32 405.68 413.39 416.31 420.20 42690 437.16 442.63 108 84 33.14 53.78 90.29 115.94 143.45 170.02 195.62 214.65 234.06 254.12 272.57 287.77 304.15 319.48 337.83 368.26 377.36 393.32 405.58 413.30 416.31 420.20 426.90 437 16 442.63 446.92 109 85 35.29 64.55 112.18 140 £5 166.85 196 62 21465 234.06 254.12 272:57 287.77 304 15 319-48 337.83 358.26 377.36 393.32 405.68 413.39 416.31 420.20 426.90 437.16 442 63 446.92 450.00 110 86 37.66 76.79 137.12 167.05 196.62 214.65 234.06 254.12 272.57 287.77 304.15 31948 337 ?:3 358 26 377.36 393.32 405.66 413,30 416.31 420.20 426.90 437.16 442.63 448 02 450.00 450.00 111 87 40.27 90.73 165.23 195/62 214.65 234 08 254.-12 272.67 287.77 304.15 319.46 337.83 358.26 377 36 393.32 405.68 413.39 416.31 42020 426.90 437.16 442.63 446.92 450.00 450.00 460.00 112 88 43.15 106.36 195.62 214.65 234.06 254 12 272.67 287.77 304.15 319.46 337.83 358.26 377.216 393.32 406.68 413-39 416.31 42020 42690 437.15 442.63 446.92 450.00 450,00 450.00 450.00 113 89 46.34 105.55 214.65 234.06 254.12 27257 287.77 304.15 319.46 337.83 356.26 377 36 393.32 405.58 413:39 416.31 420.20 426S0 437 16 442.63 446.92 450.00 450.00 450.00 450.00 460.00 114 90 49.94 125.99 234.06 264.12 272.57 287.77 304 15 319.46 337.83 368.26 377.36 393.32 405.68 413.39 416.31 420.20 426.90 437 16 442.63 446.92 450.00 450.00 450.00 450.00 450.00 450.00 115 450.00 116 450.00 117 450.00 118 450.00 119 450.00 120

Exhibit D

The Company’s Retention Limits

Life:

The Company will retain its Retention Limit, as stated below.

Single Life:

Issue Ages	Standard	Tables 1 – 5	Tables 6 – 10	Tables 11 – 16
0 – 60	$5,000,000	$5,000,000	$4,000,000	$3,000,000
61 – 65	$5,000,000	$4,000,000	$3,000,000	$2,500,000
66 – 70	$5,000,000	$3,500,000	$2,500,000	$2,000,000
71 – 80	$5,000,000	$3,000,000	$1,500,000	$1,000,000
81 – 85	$5,000,000	$2,000,000	$1,000,000	$500,000

Joint Life:

Issue Ages	Standard	Tables 1 – 5	Tables 6 – 10	Tables 11 – 16
0 – 60	$7,500,000	$7,500,000	$6,000,000	$4,500,000
61 – 65	$7,500,000	$6,000,000	$4,500,000	$3,750,000
66 – 70	$7,500,000	$5,250,000	$3,750,000	$3,000,000
71 – 80	$7,500,000	$4,500,000	$2,250,000	$1,500,000
81 – 85	$7,500,000	$3,000,000	$1,500,000	$750,000

it is understood that the amount retained by the Company includes its retention under any in force Polices without the benefit of other reinsurance.

Waiver of Premium: Not applicable.

Accidental Death Benefits: Not applicable.

The Company’s retention amounts apply to Life and ADB separately.

Risk Retention:

Any change in the net amount at risk due to changes in the cash value applicable to the policy will be shared proportionately between the Company and its reinsurers, with the Company’s retained portion not to exceed the maximum dollar retention limit.

1553176US-15 (03-01-2015) (QT 09742US14 and QT 10553US15)

Exhibit E

Automatic Issue and Acceptance Limits

Automatic Issue Limits:

The total Automatic Issue Amounts available to the Company on a per life basis, including amounts retained by the Company and all automatic reinsurance, will be as follows:

Issue Ages	Standard	Tables 1 – 5	Tables 6 – 10	Tables 11 – 16
0 – 60	$55,000,000	$55,000,000	$44,000,000	$33,000,000
61 – 65	$55,000,000	$44,000,000	$33,000,000	$27,500,000
66 – 70	$55,000,000	$38,500,000	$27,500,000	$22,000,000
71 – 80	$31,800,000	$18,950,000	$9,800,000	$6,750,000
81 – 85	$15,900,000	$2,000,000	$1,000,000	$500,000

Automatic Acceptance Limits:

The Reinsurer will automatically accept 50% of the excess over the Company’s Retention, as specified in Exhibit D, not to exceed the following limits on a per life basis:

Single Life:

Issue Ages	Standard	Tables 1 – 5	Tables 6 – 10	Tables 11 – 16
0 – 60	$25,000,000	$25,000,000	$20,000,000	$15,000,000
61 – 65	$25,000,000	$20,000,000	$15,000,000	$12,500,000
66 – 70	$25,000,000	$17,500,000	$12,500,000	$10,000,000
71 – 80	$13,400,000	$7,975,000	$4 150,000	$2,875,000
81 – 85	$5,450,000	$0	$0	$0

Joint Life:

Issue Ages	Standard	Tables 1 – 5	Tables 6 – 10	Tables 11 – 16
0 – 60	$23,750,000	$23,750,000	$19,000,000	$14,250,000
61 – 65	$23,750,000	$19,000,000	$14,250,000	$11,875,000
66 – 70	$23,750,000	$16,625,000	$11,875,000	$9,500,000
71 – 80	$12,150,000	$7,225,000	$3,775,000	$2,625,000
81 – 85	$4,200,000	$0	$0	$0

For the purpose of determining the Automatic Acceptance Limit in the above table, flat extra ratings are converted at a rate of one table (25%) for each $2.50 per thousand charged through age 70, and $5.00 per thousand ages 71 and up, and added to any multiple ratings.

In Force Limits:

In force and applied for in all companies on any one life:             $65,000,000

1553176US-15 (03-01-2015) (QT 09742US14 and QT 10553US15)

Exhibit E

Conditional Receipt or Temporary Insurance Agreement Liability

The amount of coverage provided by the Reinsurer under a Conditional Receipt (or Interim Receipt) or Temporary Insurance Agreement will not exceed the lesser of:

1.	The Reinsurer’s share, as stated in Exhibit A, of $1,000,000 or

2.	The Reinsurer’s Automatic Acceptance Limits; or

3.

The Reinsurer’s share of the difference between the amount of insurance provided by the Conditional Receipt (or Interim Receipt) or Temporary Insurance Agreement and the Company’s maximum Retention Limit assuming the life had been underwritten as standard. The Company’s Retention Limit will include any amounts retained under any inforce policies on the life.

1553176US-15 (03-01-2015) (QT 09742US14 and QT 10553US15)

Exhibit F

Reinsurance Reports

The Company acknowledges that timely and correct compliance with the reporting requirements of this Agreement are a material element of the Company’s responsibilities hereunder and an important basis of the Reinsurer’s ability to reinsure the risks hereunder. Consistent and material non-compliance with reporting requirements, including extended delays, will constitute a material breach of the terms of this Agreement.

Remittance The Company will self-administer reinsurance transactions. Reinsurance premiums are payable as specified in the Premium Mode provision of Exhibit C-1. During each accounting period, as defined below, the Company will report to the Reinsurer all first year and renewal premiums which became due during the previous accounting period. Reporting of business transactions should begin within 90 days of the latter of the effective date or the execution date of the Agreement, including policies with zero first year premium. Any adjustments made necessary by changes in reinsurance effective during a previous accounting period will also be reported.

The Company will take credit, without interest, for any unearned premiums arising due to reductions, cancellations or death claims. The unearned premiums refunded will be net of allowances and policy fees.

The Company will pay the balance of premiums in arrears due under a reinstated Reinsured Policy.

If a net balance is due to the Reinsurer, the Company will forward a remittance in settlement with its report. If the net balance is due to the Company, the Reinsurer will forward a remittance in settlement within 30 days of receipt of the report.

Report Requirements:

The Company will send to the Reinsurer the following reports electronically, by the times indicated below:

	Report	Accounting Period	Due Date
1.	New Business (New issues only- first time policy reported to the Reinsurer)	Monthly	21st day after month end

2.	Renewal Business (Policies with renewal dates within Accounting Period)	Monthly	21st day after month end

3.	Changes & Terminations (including conversions, replacements reinstatements, increases, decreases, recaptures, lapses, claims, etc.)	Monthly	21st day after month end

4.	Inforce List (Listing of each policy in force)	Quarterly	21st day after quarter end

1553176US-15 (03-01-2015) (QT 09742US14 and QT 10553US15)

Exhibit F

5.	Accounting Information (only required for Paper Reporting) (See Exhibit F-1 for Sample Summary Reporting Form, Section 1)	Monthly	21st day after month end

6.	Statutory Reserves (See Exhibit F-1 for Sample Summary Reporting Form, Section II)	Quarterly	21st day after quarter end

7.	Policy Exhibit (only required for Paper Reporting) (See Exhibit F-1 for Sample Summary Reporting Form, Section III)	Monthly	21st day after month end

8.	Valuation Reserve Certification (See Exhibit F-2 for Sample)	Annually	October 31st

9.	Tax Reserve Certification (See Exhibit F-3 for Sample)	Annually	June 1 st

Minimum Data Requirements for Electronic Administration:

Policy record details for new business, renewal business and changes and terminations (Reports #1, 2 and 3 in Report Requirements, above) may be reported as separate reports or combined into one report, hereinafter referred to as the Billings and Transactions Report. Nonetheless, the data elements specified below for the Billings and Transactions Report must be provided for each reported record.

Billings and Transactions Report:

General
1. Reporting Period Dates	Specifies the beginning and ending date of the reporting period represented on the statement file.
Insured Data
2. Last Name	Represents the surname or family name of the insured; must be specified for each insured on joint policy types; name fields are required to be parsed out into these listed components
3. First Name	Represents the given name of the insured; must be specified for each insured on joint policy types; name fields are required to be parsed out into these listed components.
4. Middle Name or Middle Initial (if available)	Represents the middle name of the insured; must be specified for each insured on joint policy types; name fields are required to be parsed out into these listed components.

1553176US-15 (03-01-2015) (QT 09742US14 and QT 10553US15)

Exhibit F

5. Date of Birth	Specifies the date on which the insured was born; this field must be provided on each insured on a joint policy.
6. Sex	Indicates the gender of the insured; this field must be provided on each insured on a joint policy.
7. Tobacco Use Code	Indicates whether the insured is a smoker or user of tobacco products.
8. Rating	Indicates whether the insured is standard, substandard, or uninsurable.
9. Residence	State, province, or other geographical code that indicates where the insured resides.
10. Insured Sequence Number	Specifies the number assigned by the ceding company to delineate one insured from another on a policy with multiple insureds.

Coverage Data
11. Currency	Indicates the currency to be applied in calculating monetary amounts, if currency within this treaty is a variable on a by policy basis.
12. Reinsurance Method	Indicates whether the policy is being ceded on an automatic or facultative basis.
13. Policy Number	Specifies the number assigned by the ceding company to the policy record.
14. Coverage Sequence Number	Specifies the number assigned by the ceding company to delineate one coverage or benefit from another on a policy with multiple coverages or benefits.
15. Issue Date	The date the policy or benefit was issued.
16. Reinsurance Effective Date (if different than issue date)	Specifies the date upon which the reinsurance coverage goes into effect, if it goes into effect on a date other than the issue date. Can also be used to specify the original Policy Issue Date on a contractual policy conversion.
17. Plan Code	Specifies the plan of insurance being provided to the insured; there must be a separate plan code for each coverage.
18. Joint Life Indicator	Indicates that the coverage is a joint coverage and that multiple lives are involved with the coverage.
19. Smoker Code	Indicates that the coverage has been issued at either non-smoker or smoker rates.
20. Preferred Risk Class	Indicates the level of classification between the preferred and standard categories; there may be more than one level of the preferred classification available, and this will indicate the specific level for this policy.
21. Mortality Rating	Specifies the exact rating assigned to the policy; premium rates will be based on this rating; this rating is generally expressed as a percentage.
22. Flat Extra Rate	Specifies a flat rate per thousand to be charged on the policy.

1553176US-15 (03-01-2015) (QT 09742US14 and QT 10553US15)

Exhibit F

23. Flat Extra Duration	Specifies the number of years that the flat extra rating will be charged.
24. Direct Face Amount	Specifies the face amount of the benefit issued to the insured before the purchase of any reinsurance.
25. Reinsured Face Amount	Specifies the face amount of the reinsurance purchased.
26. Reinsured Amount at Risk	Specifies the net amount at risk for the current year’s reinsurance benefits.
27. Death Benefit Option	Specifies the option used to calculate the policy net amount at risk on Universal Life products, only.
28. Coverage Maturity or Expiry Date	Specifies the date on which the insurance coverage will cease, based on the type of plan issued to the insured.
29. Issue Age	From date of issue, the age at which premiums will be charged when the case does not use a rated age.
30. Rated Age	From the date of issue, the age at which premiums will be charged when the age is increased for substandard reasons, or when the age is an equivalent age for joint products.
31. Transaction Code	Indicates the specific action that has occurred to cause a policy to appear on the billing or transaction report, such as New Business, Renewal, Lapse, Death etc.
32. Transaction Effective Date	Specifies the date on which the transaction is applied to the insured’s policy.
33. Standard Premium	The premium to be paid for the reinsured benefit; this must be specified for each benefit provided on a policy record.
34. Substandard Premium .	In the event that a mortality rating has been assigned, this is the substandard portion of the premium to be paid for the reinsured benefit; this must be specified for each benefit provided on a policy record.
35. Flat Extra Premium	The premium to be paid the reinsurer for any flat extra premiums assigned to the policy.
36. Fees	Any additional fees to be charged, such as policy fees
37. Standard Allowance	The allowance to be taken for the reinsured benefit; this must be specified for each benefit provided on a policy record.
38. Substandard Allowance	In the event that a mortality rating has been assigned, this is the portion of the allowance to be taken for the substandard premium; this must be specified for each benefit provided on a policy record.
39. Fiat Extra Allowance	In the event a flat extra rating has been assigned to the policy, this is the portion of the allowance to be taken on the flat extra premium; this must be specified for each flat extra premium provided on a policy record.
40. Fee Allowance	The allowance to be taken for any fees paid on the record.

1553176US-15 (03-01-2015) (QT 09742US14 and QT 10553US15)

Exhibit F

Inforce List:

As required, a complete listing of all policy records considered to be in force under this Agreement must also be provided to the Reinsurer (Report #4 in Report Requirements, above). Each record on the Inforce List must contain data elements 1-30, as specified in the above listing of data requirements.

Reporting System: The system used by the Company to administer its reinsurance is:

TAI

The Company will inform the Reinsurer at least one reporting period in advance of any change in the reporting format or data prior to its use in reports to the Reinsurer. The Company will provide the Reinsurer with a test file containing such a change prior to its implementation in the production of reports.

Notification of Acceptance of Facultative Offer: The Company will promptly advise the Reinsurer of its acceptance of the Reinsurer’s underwriting decision pertaining to facultative business by sending notice to the Reinsurer on the next New Business Report, providing the full details of the facultative new business.

Additional Information: Upon request, the Company will promptly provide the Reinsurer with any additional information related to the Reinsured Policies and which the Reinsurer requires in order to complete its financial statements.

1553176US-15 (03-01-2015) (QT 09742US14 and QT 10553US15)

Exhibit F-1

Swiss Re Life & Health America Inc.

SELF ADMINISTERED REINSURANCE SUMMARY REPORTING FORM

Ceding Company	Reinsurer

Treaty/Account #	Period Experience is for

Coin YRT Mod Co Other	Interest Sensitive: Yes No

Reinsurance Premium Mode: Monthly Quarterly	Annual In Advance In Arrears

Reinsurance Reporting Mode: Monthly Quarterly	Annual

Contact Date Phone #

SECTION I – ACCOUNTING
	* * Premiums * *		* * Allowances Other* *		Total
	First Year	Renewal Year	First Year	Renewal Year Benefit
Life
ADB
Waiver of Premium
TOTAL

SECTION II – RESERVE INFORMATION
Amount of Rein (000)		Issue Year	Reserves Reinsured
Life	ADB		Life	ADB	Waiver	Subst’d	Deficiency

SECTION III – POLICY			EXHIBIT INFORMATION
		Current Period			Year to Date
		No. of Policies	Amt of * Rein (000)		No. of Policies	Amt. of * Rein (000)
A. In force Beg of Period				A.
1. New Business	Auto			1.Auto
	Fac			Fac
	2. Conversions/Replacements - On			2.
	3. Reinstatements			3.
	4. Other Increases			4.
	5. Not Takens a) Total Inc (1+2 + 3 + 4-5)			5. a)
	6. Death			6.
	7. Conversions/Replacements - Off			7.
	8. Lapses			8.
	9. Surrenders			9.
	10. Expiry			10.
	11. Recapture			11.
	12. Other Decreases			12.
	b) Total Dec (6 + 7 + 8 + 9 + 10 + 11 +12)			b)
	B. In force End of Period (A + a-b)			B.

1553176US-15 (03-01-2015) (QT 09742US14 and QT 10553US15)

Exhibit F-2

Valuation Reserve for Self-Administered Business Ceded to Swiss Re Life & Health America Inc. from The Penn Mutual Life Insurance Company

In force and Reserves at                                                                                                       201x:

Plan:                                                                                                                    Type: SM/NSM/AGGR/TOTAL

In force Reinsured Amount:

In force Number of Reinsured Policies:

Valuation Reserve as at                                                                                                        201x:

	Reserve	Reserve Basis
Type	Amount ($)	(Table, interest
rate and method)

Active Life Reserve

Unearned Premium Reserve

Disabled Life Reserve

Liability for Incurred But Not Reported Claims (IBNR)

Liability for Due and Unpaid Claims

Liability for claims in Course of Settlement Other** (specify)

Total

** lf credit for deficiency reserves is being taken, please specify under “other”.

As the valuation actuary of the above named company I certify that the information above is correct as shown. *

Name:

Signature:

Actuarial Designation:

Title:

Date:

*	Required only for Year End Valuation Reserves.

1553176US-15 (03-01-2015) (QT 09742US14 and QT 10553US15)

Exhibit F-3

Tax Reserve Certification for Self Administered Business Ceded to Swiss Re Life & Health America Inc. from The Penn Mutual Life Insurance Company

In force and Reserves at December 31, 201x:

Plan:	Type: SM/NSM/AGGR/TOTAL

In force Reinsured Amount:

In force Number of Reinsured Policies:

Tax Reserve as at December 31, 201x:

Type	Reserve Amount ($)	Reserve Basis (Table, interest rate and method)

Active Life Reserve

Unearned Premium Reserve

Disabled Life Reserve

Liability for Incurred But Not Reported Claims (IBNR)

Liability for Due and Unpaid Claims

Liability for Claims in Course of Settlement

Other** (specify)

Total

** lf credit for deficiency reserves is being taken, please specify under “other”.

As the valuation actuary of the above named company I certify that the information above is correct as shown.

Name:

Signature:

Actuarial Designation:

Title:

Date:

1553176US-15 (03-01-2015) (QT 09742US14 and QT 10553US15)

Amendment 1 to Automatic Self Administered YRT Reinsurance Agreement #1553176US-15 effective March 1, 2015 between THE PENN MUTUAL LIFE INSURANCE COMPANY of Horsham, Pennsylvania (“the Company”) and SWISS RE LIFE & HEALTH AMERICA INC. of Hartford, Connecticut (“the Reinsurer”).

Effective March 1, 2015, Exhibit E, Automatic Issue and Acceptance Limits, is amended and replaced as attached in order to add provisions for policy replacements that are 1035 exchanges accompanied by an absolute assignment.

All other provisions of the Reinsurance Agreement will continue unchanged.

Made in duplicate and hereby executed by both parties.

THE PENN MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Andrew W. Martin	By:
Title:	VP, Product Management	Title:
Date:	May 10, 2016	Date:

SWISS RE LIFE & HEALTH AMERICA INC.

By:	/s/ Audrey Chervansky	By:	/s/ Joseph Lapine
Title:	Vice President	Title:	SVP
Date:	May 5, 2016	Date:	5/5/2016

A1-1553176US-15 (03-01-2015)
(QT #12854US16)	Page 1

Exhibit E

(Effective March 1, 2015)

Automatic Issue and Acceptance Limits

Automatic Issue Limits:

The total Automatic Issue Amounts available to the Company on a per life basis, including amounts retained by the Company and all automatic reinsurance, will be as follows:

Issue Ages	Standard	Tables 1 – 5	Tables 6 – 10	Tables 11 – 16
0 – 60	$55,000,000	$55,000,000	$44,000,000	$33,000,000
61 – 65	$55,000,000	$44,000,000	$33,000,000	$27,500,000
66 – 70	$55,000,000	$38,500,000	$27,500,000	$22,000,000
71 – 80	$31,800,000	$18,950,000	$9,800,000	$6,750,000
81 – 85	$15,900,000	$2,000,000	$1,000,000	$500,000

Automatic Acceptance Limits:

The Reinsurer will automatically accept 50% of the excess over the Company’s Retention, as specified in Exhibit D, not to exceed the following limits on a per life basis:

Single Life:

Issue Ages	Standard	Tables 1 – 5	Tables 6 –10	Tables 11 – 16
0 – 60	$25,000,000	$25,000,000	$20,000,000	$15,000,000
61 – 65	$25,000,000	$20,000,000	$15,000,000	$12,500,000
66 – 70	$25,000,000	$17,500,000	$12,500,000	$10,000,000
71 – 80	$13,400,000	$7,975,000	$4,150,000	$2,875,000
81 – 85	$5,450,000	$0	$0	$0

Joint Life:

Issue Ages	Standard	Tables 1 – 5	Tables 6 – 10	Tables 11 – 16
0 – 60	$23,750,000	$23,750,000	$19,000,000	$14,250,000
61 – 65	$23,750,000	$19,000,000	$14,250,000	$11,875,000
66 – 70	$23,750,000	$16,625,000	$11,875,000	$9,500,000
71 – 80	$12,150,000	$7,225,000	$3,775,000	$2,625,000
81 – 85	$4,200,000	$0	$0	$0

For the purpose of determining the Automatic Acceptance Limit in the above table, flat extra ratings are converted at a rate of one table (25%) for each $2.50 per thousand charged through age 70, and $5.00 per thousand ages 71 and up, and added to any multiple ratings.

A1-1553176US-15 (03-01-15)
(QT #12854US16)	Page 2

Exhibit E

(Effective March 1, 2015)

In Force Limits:

In force and applied for in all companies on any one life: $65,000,000

The amount of life insurance in force in all companies, including any coverage to be replaced plus the amount currently applied for on that life in all companies, may not exceed the In Force Limits stated above.

As an exception to this, for any replacement that is a 1035 exchange accompanied by an absolute assignment, then, for purposes of the previous sentence, the amount of life insurance in force in all companies will not include the amount of life insurance being replaced. If an internal replacement described above is attempted and the result is insurance coverage under both the replaced and the replacing coverages, then both the replacing and replaced coverages will be included in determining the amount of life insurance in force in all companies, and if the In Force Limit is exceeded, then the Reinsurer is liable for its reinsurance share on only the replacing coverage.

Conditional Receipt or Temporary Insurance Agreement Liability

The amount of coverage provided by the Reinsurer under a Conditional Receipt (or Interim Receipt) or Temporary Insurance Agreement will not exceed the lesser of:

1.	The Reinsurer’s share, as stated in Exhibit A, of $1,000,000 or

2.	The Reinsurer’s Automatic Acceptance Limits; or

3.

The Reinsurer’s share of the difference between the amount of insurance provided by the Conditional Receipt (or Interim Receipt) or Temporary Insurance Agreement and the Company’s maximum Retention Limit assuming the life had been underwritten as standard. The Company’s Retention Limit will include any amounts retained under any inforce policies on the life.

A1-1553176US-15 (03-01-15)
(QT #12854US16)	Page 3

Amendment 2 to Automatic Self Administered YRT Reinsurance Agreement #1553176US-15 effective March 1, 2015 between THE PENN MUTUAL LIFE INSURANCE COMPANY of Horsham, Pennsylvania (“the Company”) and SWISS RE LIFE & HEALTH AMERICA INC. of Jefferson City, Missouri (“the Reinsurer”).

Effective March 1, 2015, Exhibit A-2, Swiss Re TrueRisk® Submissions, is amended as attached in order to document the program parameters and specify the applicable reinsurance premium rates for the Swiss Re TrueRisk® online website portal.

All other provisions of the Reinsurance Agreement will continue unchanged.

Made in duplicate and hereby executed by both parties.

THE PENN MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Andrew W. Martin	By:	/s/ Raymond G. Caucci
Title:	VP, Product Management	Title:	SVP
Date:	11/16/16	Date:	11/16/2016

SWISS RE LIFE & HEALTH AMERICA INC.

By:	/s/ Joseph Lapine	By:	/s/ Audrey Chervansky
Title:	SVP	Title:	Vice President
Date:	11/10/2016	Date:	Nov. 11, 2016

A1-1553176US-15 (03-01-2015)
QT 13750US16	Page 1

Exhibit A-2

(Effective March 1, 2015)

Swiss Re TrueRisk® Submissions

The Company may apply for facultative reinsurance using the Swiss Re TrueRisk® method of submission. If a policy is reinsured through the Swiss Re TrueRisk® program, the facultative provisions as specified in Article 2.2 and Article 3.2 in this Agreement will apply subject to the Swiss Re TrueRisk® Program Parameters described below.

All users must follow the Swiss Re TrueRisk® Terms of Use agreed to on initial entry into the system. Swiss Re TrueRisk® is a facultative submission system and its evaluations cannot be used to bind either the Reinsurer or any other reinsurers on an automatic basis. To maintain consistency and to assure the quality of information submitted through Swiss Re TrueRisk®, it is the Company’s responsibility to ensure all published and unpublished age and amount requirements, including appropriate APS reports have been ordered on any case submitted for evaluation. If the initial submission of a case is subject to any outstanding requirements, it is the Company’s responsibility to ensure that all requirements are received and reviewed prior to policy issue. If these stated requirements are not met, the Reinsurer’s offer is null and void.

Cases submitted and approved through the Swiss Re TrueRisk® online website portal will not be considered as having been submitted on a facultative basis by the Company for purposes of future automatic coverage on the insured.

Cases not accepted by TrueRisk® may be ceded automatically, if they qualify, to the automatic pool at the original assessment.

Swiss Re TrueRisk® Program Parameters – Channels 1, 2, and 3

Channel 1 facilitates the movement of low substandard Table 2 (150%) cases to standard. It applies to both non-tobacco and tobacco cases.

Channel 2 facilitates the movement of cases initially categorized as standard to preferred, or from preferred to a better preferred category. It applies to both non-tobacco and tobacco cases. Cases can be improved by more than one preferred category if eligible.

Channel 3 assesses whether a case is a decline or might warrant an offer.

Applicable Plans:	All single life perm and term plans as listed in Schedule A, Plans Covered

Minimum / Maximum Issue Age:	20 and 60, respectively

Minimum Face Amount:	$250,000

Maximum Face Amount:	$5,000,000 (including amounts retained by the Company)

Swiss Re TrueRisk® Inforce Limit:	$20,000,000

A2-1553176US-15 (03-01-2015)
QT 13750US16	Page 2

Exhibit A-2

(Effective March 1, 2015)

The Company’s Maximum Retention Limit:

Effective for cases submitted from March 1, 2015 through September 30, 2016: The Company and its affiliates will retain 0% of the net amount at risk up to $5,000,000.

Effective for cases submitted from October 1, 2016 onwards: The Company and its affiliates will retain 50% of the net amount at risk up to $5,000,000.

Reinsured Amounts:

Effective for cases submitted from March 1, 2015 through September 30, 2016: The Reinsurer will accept 100% of the net amount at risk for eligible policies.

Effective for cases submitted from October 1, 2016 onwards:

The Reinsurer will accept 50% of the net amount at risk for eligible policies.

The Reinsurer may, with 30 days’ written notice, adjust the limits specified above or discontinue the use of Swiss Re TrueRisk®.

Reinsurance Premium Rates:	The reinsurance premium rates applicable to Swiss Re TrueRisk® will be the current rates as shown in Exhibit C-1 of this Agreement.

A2-1553176US-15 (03-01-2015)
QT 13750US16	Page 3

Amendment 3 to Automatic Self Administered YRT Reinsurance Agreement #1553176US-15 effective March 1, 2015 between THE PENN MUTUAL LIFE INSURANCE COMPANY of Horsham, Pennsylvania (“the Company”) and SWISS RE LIFE & HEALTH AMERICA INC. of Jefferson City, Missouri (“the Reinsurer”).

Effective January 1, 2017, Exhibit A, Business Covered, is amended as attached to reflect the inclusion of the Company’s High Net Worth Foreign National Program. Accordingly, Exhibit G, High Net Worth Foreign National Program, and Exhibit G-1, Countries Eligible for Automatic Binding of High Net Worth Foreign Nationals, are hereby added to the Reinsurance Agreement as attached.

All other provisions of the Reinsurance Agreement will continue unchanged.

Made in duplicate and hereby executed by both parties.

THE PENN MUTUAL INSURANCE COMPANY

By:	/s/ Michael Nyszczot	By:	/s/ Andrew W. Martin
Title:	AVP, Inforce & Mortality Mgmt	Title:	VP, Product Management
Date:	2/17/2017	Date:	2/17/2017

SWISS RE LIFE & HEALTH AMERICA INC.

By:	/s/ Joseph Lapine	By:	/s/ Audrey Chervansky
Title:	SVP	Title:	Vice President
Date:	2/15/2017	Date:	Feb. 15, 2017

A3-1553176US-15 (01-01-17)
(QT #14367US17)	Page 1

Exhibit A

(Effective January 1, 2017)

Business Covered

Agreement Effective Date:

March 1, 2015. The commencement dates for specific plans are shown below.

Coverage:

The policies on the plans shown below which have policy issue dates falling in the period that begins with the Commencement Date and ends with the Termination Date and that qualify for automatic reinsurance are covered according to the Basis specified below, provided that the policies are issued to citizens of the United States or Canada or legal permanent residents thereof or High Net Worth Foreign Nationals meeting the program requirements specified in Exhibit G. Policies may be backdated up to 6 months to save age.

Basis:

50% of the excess over the Company’s retention as stated in Exhibit D, to the maximum of the Automatic Acceptance Limits stated in Exhibit E, applicable to policies on lives with surnames commencing with the letters A to Z inclusive.

Company’s State of Domicile: Pennsylvania

Plans, Riders and Benefits:

Plan Identification	Exhibit Reference for Rates	Commencement Date	Termination Date

Guaranteed Level Term
10 Year Term	C1	March 1, 2015
15 Year Term	C1	March 1, 2015
20 Year Term	C1	March 1, 2015

One Year Term	C1	March 1, 2015

Flexible Choice Whole Life	C-1	March 1, 2015
Accelerated Death Benefit Rider	C1	March 1, 2015
Flexible Protection Rider	C-1	March 1, 2015
Guaranteed Purchase Option	C1	March 1, 2015
Supplemental Exchange Rider	C-1	March 1, 2015
Enhanced Permanent Paid Up Rider	C-1	March 1, 2015
Accelerated Permanent Paid Up Rider	C1	March 1, 2015
Additional Insured Rider	C1	March 1, 2015
Chronic Illness Accelerated Benefit Rider	C1	March 1, 2015

A3-1553176US-15 (01-01-17)
(QT #14367US17)	Page 2

Exhibit A

(Effective January 1, 2017)

Plan Identification	Exhibit Reference for Rates	Commencement Date	Termination Date

Guaranteed Choice Whole Life	C-1	March 1, 2015
Accelerated Death Benefit Rider	C-1	March 1, 2015
Flexible Protection Rider	C-1	March 1, 2015
Guaranteed Purchase Option	C-1	March 1, 2015
Supplemental Exchange Rider	C-1	March 1, 2015
Enhanced Permanent Paid Up Rider	C-1	March 1, 2015
Accelerated Permanent Paid Up Rider	C-1	March 1, 2015
Additional Insured Rider	C-1	March 1, 2015
Chronic Illness Accelerated Benefit Rider	C-1	March 1, 2015

Guaranteed Protection UL	C-1	March 1, 2015
Accelerated Death Benefit Rider	C-1	March 1, 2015
Supplemental Exchange Rider	C-1	March 1, 2015
Guaranteed Increase Option	C-1	March 1, 2015
Additional Insured Rider	C-1	March 1, 2015
Chronic Illness Accelerated Benefit Rider	C-1	March 1, 2015

Guaranteed Protection UL 2014	C-1	March 1, 2015
Accidental Death Benefit Rider	C-1	March 1, 2015
Guaranteed Increase Option	C-1	March 1, 2015
Supplemental Exchange Rider	C-1	March 1, 2015
Accelerated Death Benefit Rider	C-1	March 1, 2015
Additional Insured Rider	C-1	March 1, 2015
Chronic Illness Accelerated Benefit Rider	C-1	March 1, 2015

Accumulation Builder Choice IUL	C-1	March 1, 2015
Supplemental Exchange Rider	C-1	March 1, 2015
Guaranteed Increase Option	C-1	March 1, 2015
Return of Premium Rider	C-1	March 1, 2015
Supplemental Term Insurance	C-1	March 1, 2015
Additional Insured Rider	C-1	March 1, 2015
Accelerated Death Benefit Rider	C-1	March 1, 2015
Chronic Illness Accelerated Benefit Rider	C-1	March 1, 2015

A3-1553176US-15 (01-01-17)
(QT #14367US17)	Page 3

Exhibit A

(Effective January 1, 2017)

Plan Identification	Exhibit Reference for Rates	Commencement Date	Termination Date

Diversified Growth VUL	C-1	March 1, 2015
Accelerated Death Benefit Rider	C-1	March 1, 2015
Guaranteed Increase Option	C-1	March 1, 2015
Supplemental Exchange Rider	C-1	March 1, 2015
Return of Premium Rider	C-1	March 1, 2015
Supplemental Term Insurance	C-1	March 1, 2015
Additional Insured Rider	C-1	March 1, 2015
Chronic Illness Accelerated Benefit Rider	C-1	March 1, 2015

Protection Guard UL	C-1	March 1, 2015
Accidental Death Benefit Rider	C-1	March 1, 2015
Guaranteed Increase Option	C-1	March 1, 2015
Supplemental Exchange Rider	C-1	March 1, 2015
Accelerated Death Benefit Rider	C-1	March 1, 2015
Additional Insured Rider	C-1	March 1, 2015
Chronic Illness Accelerated Benefit	C-1	March 1, 2015

Survivorship Growth VUL	C-2	March 1, 2015
Flexible Period Single Life Term Rider	C-2	March 1, 2015
Policy Split Option	C-2	March 1, 2015
Enhanced Policy Split Option	C-2	March 1, 2015
Estate Preservation Term Insurance Rider	C-2	March 1, 2015
Estate Growth Benefit	C-2	March 1, 2015
Supplemental Exchange Rider	C-2	March 1, 2015
Return of Premium Rider	C-2	March 1, 2015
Enhanced Coverage Rider	C-2	March 1, 2015

All fully underwritten increases to permanent products (or riders) previously reinsured or fully retained	C-1 & C-2	March 1, 2015

A3-1553176US-15 (01-01-17)
(QT #14367US17)	Page 4

Exhibit G

(Effective January 1, 2017)

High Net Worth Foreign National Program

The Company’s High Net Worth Foreign National Program is a formal program under which business is solicited from non-U.S. citizens and non-permanent residents (i.e., non-Green Card holders) with temporary visas associated with residency in the Standard “A” countries/jurisdictions specified in Exhibit G-1, Countries Eligible for Automatic Binding of High Net Worth Foreign Nationals, attached to this Amendment. All solicitations of insurance products must be made within the U.S. (U.S. embassies will not be accepted).

The Company affirms that the following underwriting document, incorporated herein by reference, has been supplied to the Reinsurer and is in use as of the effective date of this Amendment:

PML Foreign National 2 6 2017.doc

The Reinsurer and the Company agree that the Company’s High Net Worth Foreign National business will be automatically reinsured under the terms of this Agreement except for the following differences:

1.	Available Products: Permanent plans only. Available riders are restricted to term riders.

2.

Automatic Issue Limits: The total Automatic Issue Amounts available to the Company on a per life basis, including amounts retained by the Company and all automatic reinsurance, will be as follows. Preferred consideration will be on an individual basis.

Single Life:

Issue Ages	Standard – Table 4
25 – 70	$15,000,000

Joint Life:

Issue Ages	Standard – Table 4
25 – 70	$15,000,000

3.

Automatic Acceptance Limits: The Reinsurer will automatically accept 50% of the excess over the Company’s Retention, as specified in Exhibit D, not to exceed the following limits on a per life basis. Preferred consideration will be on an individual basis.

Single Life:

Issue Ages	Standard – Table 4
25 – 70	$5,000,000

Joint Life:

Issue Ages	Standard – Table 4
25 – 70	$3,750,000

A3-1553176US-15 (01-01-17)
(QT #14367US17)	Page 5

Exhibit G

(Effective January 1, 2017)

4.	In Force Limits:

In force and applied for in all companies on any one life:         $35,000,000

5.	Eligibility:

a)	Acceptable visas include E1-2, H1B, H4, K1-4, L1-2 and V1-3. Participation of B-1 and B-2 visa holders requires a facultative review.
b)	Photocopy of valid temporary visa.
c)	Passport ID page with photo and stamp for entry into U.S.
d)	Photocopy of U.S. entry visa if issued.
e)	Demonstrate 3 years of continuous U.S. residence or multiple other evidences of permanence such as owning a home, marriage to a U.S. Citizen, long term U.S. employment, etc.
f)	Intent to remain in the U.S. permanently (i.e. residing in U.S. minimum 6 months annually).
g)	Require Social Security Number, Taxpayer Identification Number, or completed W8-BEN.

6.	Underwriting Requirements:

a)	All aspects of the application process must take place in the U.S.
b)

Cover letter that explains the need and purpose of the coverage, to include the need for a U.S. dollar contract, and how the face amount was determined. A reasonable, demonstrated insurable interest loss must exist, along with a strong economic tie with the U.S. or U.S. tax liability.

c)	The Company’s normal age and amount requirements apply, in addition to a Hepatitis Screen for all applicants.
d)

All examinations must be performed in the U.S. Exams for non-English speaking clients must be performed by an examiner approved by the Company and with an independent translator. An advisor or family member cannot be the translator.

e)	Inspection Report for policies with face amounts greater than or equal to $3,000,000.
f)	Foreign Travel Questionnaire.
g)

Minimum U.S. Net Worth of $2,500,000. Validation of financials and justification for death benefit amount. Require the Company’s Confidential Financial Statement (CFS). Only U.S. assets count toward financial justification, as foreign assets cannot be verified.

h)

Preferred consideration will be on an individual basis (i.e., must have medical records demonstrating routine medical care. If records are other than English, translation required prior to submission).

i)	No one life uninsurable for joint life plans.

A3-1553176US-15 (01-01-17)
(QT #14367US17)	Page 6

Exhibit G-1

(Effective January 1, 2017)

Countries Eligible for Automatic Binding of High Net Worth Foreign Nationals

Standard A Country	Region	Limit to Standard
American Samoa
Andorra
Anguilla
Antigua
Aruba
Australia
Austria
Barbados
Belize		X
Bermuda
Bonaire
Brazil*		X
Britain/Great Britain/UK/England
British Virgin Islands
Brunei
Bulgaria
Canary Islands
Cayman Islands/Grand Cayman
Chile
China*	Beijing, Chongqing, Guangzhou, Shanghai, Sheyang, Tianjin	X
Croatia
Curacao
Cyprus
Czech Republic
Denmark
Dominica
Dominican Republic		X
Dubai
Falkland Islands
Finland
French Guyana
French Polynesia
Germany
Greenland
Grenada

* Director sign-off is required for Preferred consideration.

* * No Preferred allowed. Director sign-off is required for Standard.

A3-1553176US-15 (01-01-17)
(QT #14367US17)	Page 7

Exhibit G-1

(Effective January 1, 2017)

Standard A Country	Region	Limit to Standard
Guadeloupe
Guam
Hong Kong
Hungary
Iceland
India*	Delhi, Mumbai	X
Israel	West Bank and Gaza strip excluded
Italy
Jamaica		X
Latvia
Liechtenstein
Lithuania
Luxembourg
Macau
Malaysia
Malta
Marshall Islands
Martinique
Mexico*		X
Monaco
Montenegro
Montserrat
Netherlands
Netherlands Antilles
Netherlands/Holland
Nevis
New Caledonia
New Zealand
Norway
Oman
Paraguay		X
Peru		X
Philippines* *	Manila	X
Portugal
Qatar
Romania
Saba
Saint Croix
Saint Eustatius
Saint John

* Director sign-off is required for Preferred consideration.

* * No Preferred allowed. Director sign-off is required for Standard.

A3-1553176US-15 (01-01-17)
(QT #14367US17)	Page 8

Exhibit G-1

(Effective January 1, 2017)

Standard A Country	Region	Limit to Standard
Saint Kitts
Saint Lucia
Saint Martin
Saint Pierre and Miquelon
San Marino
Scotland
Slovakia
Slovenia
South Korea
St Kitts & Nevis
St Lucia
St Maarten
St Vincent & the Grenadines
Sweden
Taiwan
Thailand* *		X
Trinidad & Tobago		X
Turkey* *	Istanbul, Ankara	X
Turks & Caicos Islands
United Kingdom
Vatican City
Wales

* Director sign-off is required for Preferred consideration.

* * No Preferred allowed. Director sign-off is required for Standard.

A3-1553176US-15 (01-01-17)
(QT #14367US17)	Page 9

Amendment 4 to Automatic Self Administered YRT Reinsurance Agreement #1553176US-15 effective March 1 2015 between THE PENN MUTUAL LIFE INSURANCE COMPANY of Horsham, Pennsylvania (“the Company”) and SWISS RE LIFE & HEALTH AMERICA INC. of Jefferson City, Missouri (“the Reinsurer”).

Effective April 2, 2018, Exhibit A, Business Covered, and Exhibit C-2, Rates and Terms for Survivorship Growth VUL and All Fully Underwritten Increases to Permanent Products, are amended as attached in order to add reinsurance coverage for the Survivorship Choice Whole Life product.

In addition, effective March 1, 2015, Article 9.2, Claims Payment, is amended as attached in order to clarify that the third paragraph applies to the terminal illness provision of the Accelerated Death Benefit Rider.

All other provisions of the Reinsurance Agreement will continue unchanged.

Made in duplicate and hereby executed by both parties.

THE PENN MUTUAL INSURANCE COMPANY

By:	/s/ Michael Nyszczot	By:	/s/ Andrew W. Martin
Title:	AVP, Inforce & Mortality Mgmt	Title:	VP, Product Management
Date:	April 24, 2018	Date:	April 24, 2015

SWISS RE LIFE & HEALTH AMERICA INC.

By:	/s/ Audrey Chervansky	By:	/s/ Joseph Lapine
Title:	Vice President	Title:	SVP
Date:	April 16, 2018	Date:	April 16, 2018

A4-1553176US-15 (04-02-18)
(QT #16508US18)	Page 1

Article 9

(Effective March 1, 2015)

9.2	Claims Payment

The Reinsurer will be liable to the Company for its share of the benefits owed under the express contractual terms of the Reinsured Policies and as specified under the terms of this Agreement. The Reinsurer will not participate in any ex gratia payments made by the Company (i.e., payments the Company is not required to make under the Reinsured Policy terms.) The payment of death benefits by the Reinsurer will be in one lump sum regardless of the mode of settlement under the Reinsured Policy. Benefit payments from the Reinsurer will be due within 30 days of the claim satisfying the requirements established under this Agreement. The Reinsurer’s share of any interest payable under the terms of a Reinsured Policy or applicable law which is based on the death benefits paid by the Company, will be payable provided that the Reinsurer will not be liable for interest accruing on or after the date of the Company’s payment of benefits nor for interest paid on premium refunds, policy dividends, or any other component other than the death benefit. The Reinsurer’s share will be based upon the net amount at risk at the time of death and at the same interest rate and days used by the Company to calculate their interest paid.

The Reinsurer will make payment to the Company for each such claim.

For claims under the terminal illness provision of the Accelerated Death Benefit Rider reinsured under this Agreement, the benefit amount payable by the Reinsurer will be calculated by multiplying the total accelerated death benefit rider payout by the ratio of the reinsured Net Amount at Risk, as defined in Exhibit C-1, to the face amount of the Reinsured Policy.

A4-1553176US-15 (04-02-18)
(QT #16508US18)	Page 2

Exhibit A

(Effective April 2, 2018)

Business Covered

Agreement Effective Date:

March 1, 2015. The commencement dates for specific plans are shown below.

Coverage:

The policies on the plans shown below which have policy issue dates falling in the period that begins with the Commencement Date and ends with the Termination Date and that qualify for automatic reinsurance are covered according to the Basis specified below, provided that the policies are issued to citizens of the United States or Canada or legal permanent residents thereof or High Net Worth Foreign Nationals meeting the program requirements specified in Exhibit G. Policies may be backdated up to 6 months to save age.

Basis:

50% of the excess over the Company’s retention as stated in Exhibit D, to the maximum of the Automatic Acceptance Limits stated in Exhibit E, applicable to policies on lives with surnames commencing with the letters A to Z inclusive.

Company’s State of Domicile: Pennsylvania

Plans, Riders and Benefits:

Plan Identification	Exhibit Reference for Rates	Commencement Date	Termination Date

Guaranteed Level Term
10 Year Term	C-1	March 1, 2015
15 Year Term	C-1	March 1, 2015
20 Year Term	C-1	March 1, 2015

One Year Term	C-1	March 1, 2015

Flexible Choice Whole Life	C-1	March 1, 2015
Accelerated Death Benefit Rider	C-1	March 1, 2015
Flexible Protection Rider	C-1	March 1, 2015
Guaranteed Purchase Option	C-1	March 1, 2015
Supplemental Exchange Rider	C-1	March 1, 2015
Enhanced Permanent Paid Up Rider	C-1	March 1, 2015
Accelerated Permanent Paid Up Rider	C-1	March 1, 2015
Additional Insured Rider	C-1	March 1, 2015
Chronic Illness Accelerated Benefit Rider	C-1	March 1, 2015

A4-1553176US-15 (04-02-18)
(QT #16508US18)	Page 3

Exhibit A

(Effective April 2, 2018)

Plan Identification	Exhibit Reference for Rates	Commencement Date	Termination Date

Guaranteed Choice Whole Life	C-1	March 1, 2015
Accelerated Death Benefit Rider	C-1	March 1, 2015
Flexible Protection Rider	C-1	March 1, 2015
Guaranteed Purchase Option	C-1	March 1, 2015
Supplemental Exchange Rider	C-1	March 1, 2015
Enhanced Permanent Paid Up Rider	C-1	March 1, 2015
Accelerated Permanent Paid Up Rider	C-1	March 1, 2015
Additional Insured Rider	C-1	March 1, 2015
Chronic Illness Accelerated Benefit Rider	C-1	March 1, 2015

Guaranteed Protection UL	C-1	March 1, 2015
Accelerated Death Benefit Rider	C-1	March 1, 2015
Supplemental Exchange Rider	C-1	March 1, 2015
Guaranteed Increase Option	C-1	March 1, 2015
Additional Insured Rider	C-1	March 1, 2015
Chronic Illness Accelerated Benefit Rider	C-1	March 1, 2015

Guaranteed Protection UL 2014	C-1	March 1, 2015
Accidental Death Benefit Rider	C-1	March 1, 2015
Guaranteed Increase Option	C-1	March 1, 2015
Supplemental Exchange Rider	C-1	March 1, 2015
Accelerated Death Benefit Rider	C-1	March 1, 2015
Additional Insured Rider	C-1	March 1, 2015
Chronic Illness Accelerated Benefit Rider	C-1	March 1, 2015

Accumulation Builder Choice IUL	C-1	March 1, 2015
Supplemental Exchange Rider	C-1	March 1, 2015
Guaranteed Increase Option	C-1	March 1, 2015
Return of Premium Rider	C-1	March 1, 201 5
Supplemental Term Insurance	C-1	March 1, 2015
Additional Insured Rider	C-1	March 1, 2015
Accelerated Death Benefit Rider	C-1	March 1, 2015
Chronic Illness Accelerated Benefit Rider	C-1	March 1, 2015

A4-1553176US-15 (04-02-18)
(QT #16508US18)	Page 4

Exhibit A

(Effective April 2, 2018)

Plan Identification	Exhibit Reference for Rates	Commencement Date	Termination Date

Diversified Growth VUL	C-1	March 1, 2015
Accelerated Death Benefit Rider	C-1	March 1, 2015
Guaranteed Increase Option	C-1	March 1, 2015
Supplemental Exchange Rider	C-1	March 1, 2015
Return of Premium Rider	C-1	March 1, 2015
Supplemental Term Insurance	C-1	March 1, 2015
Additional Insured Rider	C-1	March 1, 2015
Chronic Illness Accelerated Benefit Rider	C-1	March 1, 2015

Protection Guard UL	C-1	March 1, 2015
Accidental Death Benefit Rider	C-1	March 1, 2015
Guaranteed Increase Option	C-1	March 1, 201 5
Supplemental Exchange Rider	C-1	March 1, 2015
Accelerated Death Benefit Rider	C-1	March 1, 2015
Additional Insured Rider	C-1	March 1, 2015
Chronic Illness Accelerated Benefit	C-1	March 1, 2015

Survivorship Growth VUL	C-2	March 1, 2015
Flexible Period Single Life Term Rider	C-2	March 1, 2015
Policy Split Option	C-2	March 1, 2015
Enhanced Policy Split Option	C-2	March 1, 2015
Estate Preservation Term Insurance Rider	C-2	March 1, 2015
Estate Growth Benefit	C-2	March 1, 2015
Supplemental Exchange Rider	C-2	March 1, 2015
Return of Premium Rider	C-2	March 1, 2015
Enhanced Coverage Rider	C-2	March 1, 2015

All fully underwritten increases to permanent products (or riders) previously reinsured or fully retained	C-1 & C-2	March 1, 2015

A4-1553176US-15 (04-02-18)
(QT #16508US18)	Page 5

Exhibit A

(Effective April 2, 2018)

Plan Identification	Exhibit Reference for Rates	Commencement Date	Termination Date

Survivorship Choice Whole Life	C-2	April 2, 2018
Flexible Protection Rider	C-2	April 2, 2018
Enhanced Permanent Paid-up Benefit Rider	C-2	April 2, 2018
Accelerated Permanent Paid-up Benefit Rider	C-2	April 2, 2018
Accelerated Death Benefit Rider	C-2	April 2, 2018
Chronic Illness Accelerated Death Benefit Rider	C-2	April 2, 2018
Supplemental Exchange Rider	C-2	April 2, 2018
Estate Preservation Term Rider	C-2	April 2, 2018
Policy Split Option	C-2	April 2, 2018

A4-1553176US-15 (04-02-18)
(QT #16508US18)	Page 6

Exhibit C-2

(Effective April 2, 2018)

Rates and Terms for Survivorship Growth VUL

All Fully Underwritten Increases to Permanent Products

    (or riders) previously reinsured or fully retained

Survivorship Choice Whole Life

1.	Reinsurance Structure: YRT

2.	Age Basis: Age Nearest Birthday

3.	Premium Mode: Monthly in Advance

4.	Billing Frequency: Monthly

5.	Premiums:

Basic Premiums:

The Company will pay to the Reinsurer a basic premium calculated by multiplying the net amount at risk of the Reinsured Policy, as defined in the Net Amounts At Risk provision of this Exhibit, by the appropriate rate from the 2008 VBT non-preferred S&U table, sex and smoker distinct ANB set of rates included at the end of this Exhibit in the original Agreement, subject to the percentages shown below and the application of the Frasierization formula described below. When one of the lives is uninsurable, the premium for the uninsurable life will be equal to a Table 32 (800% mortality plus Standard % mortality = 900%) rate with no Flat Extra. This premium will be frasierized with the single life premium for the insurable life using the methodology described below in the section titled “Formula for Frasierization of Annual JLLS Rates”. The Company will continue to pay the appropriate premium to the Reinsurer as long as the Reinsured Policy is in force.

The following percentages will be applied to the reinsurance premiums payable hereunder:

First Year: 0%

Renewal Years:

		Issue Age
Gender	Risk Class	<40	40-49	50-59	60-69	70-79	80-85
Male	Preferred Plus NT	71%	63%	66%	65%	66%	69%
	Preferred NT	88%	79%	76%	69%	69%	73%
	Standard NT	106%	95%	83%	80%	80%	86%
	Preferred TB	94%	80%	87%	83%	69%	76%
	Standard TB	132%	104%	96%	95%	79%	83%

A4-1553176US-15 (04-02-18)
(QT #16508US18)	Page 7

Exhibit C-2

(Effective April 2, 2018)

		Issue Age
Gender	Risk Class	<40	40-49	50-59	60-69	70-79	80-85
Female	Preferred Plus NT	69%	66%	68%	72%	76%	81%
	Preferred NT	83%	80%	79%	75%	80%	86%
	Standard NT	105%	85%	83%	86%	91%	99%
	Preferred TB	83%	73%	83%	85%	83%	96%
	Standard TB	125%	98%	85%	95%	91%	107%

If Policy Year 1 percentage is 0, the percentages for Policy Years 2+ will be applied to the single life rates before the JLLS rates have been Frasierized as if the Policy Year 2 percentage applies to Policy Year 1. The 0 percentage will be applied to Policy Year 1 after the JLLS rates have been Frasierized.

Formula for Frasierization of Annual JLLS Rates:

x =	Issue age of younger insured
y =	Issue age of older insured
t =	Duration for which premium is to be calculated
P =	Probability of survival to duration d for single life “x” or “y”, or joint lives “xy”

dqx, dqy = annual Per $1 premium rate for single life “x” or “y” during policy duration d, adjusted for multiple extra substandard premiums or annual flat extras {net of allowances), if any

dPx       = (1-1qx) x (1-2qx) x .... x (1-dqx)

dPy       = (1-1qy) x (1-2qy) x .... x (1-dqy)

dPxy     = dPx + dPy – (dPx) x (dPy)

tqxy      = Frasierized annual premium rate per dollar in duration t, derived as follows:

If t = 1, then 1qxy = 1 – 1Pxy

If (y + t - 1) is greater than the premium payment end age then

(y + t-1)qxy = tqx

Otherwise, tqxy = 1- tPxy/t-1Pxy

The Frasierized JLLS Rate per $1,000 in Policy Year t = 1000* tqxy

For Joint Life Last Survivor business, the Frasierized JLLS Rate per $1,000 is subject to a minimum rate of $0.15 in all years that a reinsurance premium is payable.

Table Extra Premiums/Multiple Extra Premiums:

The Reinsurer shall receive its proportionate share of any extra premiums payable due to additional mortality risk.

A4-1553176US-15 (04-02-18)
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Exhibit C-2

(Effective April 2, 2018)

Table extra premiums are equal to 25% of the standard basic premium for each assessed table of extra mortality. The Multiple Extra Premium is developed by adding all Table Extra premiums to the standard basic premium.

Supplementary Rider(s):

For the supplementary riders specified in Exhibit A which are reinsured on a YRT basis, there will be no additional premium charge for the rider coverage. Base reinsurance rates will apply to any increases in reinsured amounts generated by the riders.

Any acceleration under the Chronic Illness Accelerated Benefit Rider will be treated as a face amount decrease.

For the First Death Benefit Rider:

The joint life rate per $1,000 in Policy Year t = 1000*(tqx + tqy _ tqx* tqy)

6.	Other Allowances:

On Multiple Extra Premiums: Not applicable

On Flat Extra Premiums: When a flat extra premium is payable for 5 years or less, an allowance of 10% of the gross flat extra charged by the Company will be made each year. When a flat extra premium is payable for more than 5 years, an allowance of 100% of the gross flat extra charged by the Company will be made in the first year and an allowance of 10% in each year thereafter.

7.	Policy Fee: There is no policy fee applicable.

8.	Reinsured Net Amounts At Risk:

For Permanent Plans, the reinsured net amount at risk will be the difference between the reinsured death benefit amount and the cash value applicable to the reinsured death benefit amount. The reinsured death benefit amount is the initial amount reinsured under this Agreement or as reset by subsequent contractual increases or fully underwritten increases. For reinsured net amount at risk purposes, the cash value is that which is in effect for each reinsurance premium accounting period.

Fluctuations in the amount at risk caused by the normal workings of the cash value fund in will be shared proportionately between the Company and the Reinsurer.

9.	Rate Basis: The rates in this subsection are on a non-participating basis.

10.

Rate Guarantee: The reinsurance rates set out in this Exhibit are guaranteed for the first policy year. In subsequent policy years, the Reinsurer reserves the right to increase the premiums for reinsurance but not above the greater of the guaranteed premium charged to the policyholder or the statutory net valuation premium applicable to the Reinsured Policies after increase.

A4-1553176US-15 (04-02-18)
(QT #16508US18)	Page 9

Exhibit C-2

(Effective April 2, 2018)

The Reinsurer shall provide ninety (90) days written notice to the Ceding Company, stating that it is exercising its right to increase reinsurance premium rates on Reinsured Policies reinsured under this Agreement. The rate increase will be effective on the first date that reinsurance premium is due following the expiration of the ninety (90) day notice period. If the Reinsurer exercises its right to increase reinsurance premiums under this Agreement in an amount greater than that required to ensure that the Reinsurer will participate in its share of any increases in premium rates, costs, charges or fees as implemented by the Company for the Reinsured Policies, the Company may recapture all of the Reinsured Policies on which reinsurance rates have been increased regardless of the Reinsured Policies’ duration in force. If the Company elects to recapture reinsurance under this provision, unearned premiums, net of outstanding balances, will be paid by the party with the positive balance. Each Reinsured Policy will be recaptured on the first date that reinsurance premium is due following the expiration of the ninety (90) day notice period.

11.	Deficiency Reserves: No deficiency reserves will be held by the Reinsurer for the Reinsured Policies.

11.	Minimum Recapture Period: 20 Years

12.	YRT Rates For Conversions: Not applicable.

13.	Conditions Requiring Claims Consultation: Before conceding liability or making settlement to the claimant, the Company will seek the Reinsurer’s recommendation if:

a)	The claim occurs during the contestable period and the Company is not contesting the claim; or

b)	The death occurs outside of the United States or Canada; or

c)	The claim is one for which there is no body, i.e. the insured is missing and presumed dead.

14.	Special Conditions: None

A4-1553176US-15 (04-02-18)
(QT #16508US18)	Page 10

Amendment 5 to Automatic Self Administered YRT Reinsurance Agreement #1553176US-15 effective March 1, 2015 between THE PENN MUTUAL LIFE INSURANCE COMPANY of Horsham, Pennsylvania (“the Company”) and SWISS RE LIFE & HEALTH AMERICA INC. of Jefferson City, Missouri (“the Reinsurer”).

Effective January 1, 2019, Exhibit A, Business Covered, and Exhibit C-1, Rates and Terms, are amended as attached in order to add reinsurance coverage for the Versatile Choice Whole Life product, which uses the 2017 CSO mortality tables for valuation purposes.

Effective December 31, 2019, Exhibit A is amended as attached in order to terminate the Guaranteed Choice Whole Life product for new reinsurance business. Existing inforce reinsurance business will remain in full force and effect under the terms of the Reinsurance Agreement. Any policy change, reinstatement, increase, replacement, or conversion of an existing inforce policy following December 31, 2019 will continue to be reinsured in the manner provided for in the Reinsurance Agreement.

All other provisions off the Reinsurance Agreement will continue unchanged.

Made in duplicate and hereby executed by both parties.

THE PENN MUTUAL INSURANCE COMPANY

By:	/s/ Michael Nyszczot	By:	/s/ Andrew W. Martin
Title:	AVP, Underwriting & Mort Mgmt	Title:	VP, Product Management
Date:	Jan 9, 2019	Date:	Jan 9, 2019

SWISS RE LIFE & HEALTH AMERICA INC.

By:	/s/ Audrey Chervansky	By:	/s/ Joseph Lapine
Title:	Vice President	Title:	SVP
Date:	Jan 9, 2019	Date:	January 9, 2019

A5-1553176US-15 (01-01-19)
(QT #18168US18)	Page 1

Exhibit A

(Effective January 1, 2019)

Business Covered

Agreement Effective Date:

March 1, 2015. The commencement dates for specific plans are shown below.

Coverage:

The policies on the plans shown below which have policy issue dates falling in the period that begins with the Commencement Date and ends with the Termination Date and that qualify for automatic reinsurance are covered according to the Basis specified below, provided that the policies are issued to citizens of the United States or Canada or legal permanent residents thereof or High Net Worth Foreign Nationals meeting the program requirements specified in Exhibit G, Policies may be backdated up to 6 months to save age.

Basis:

50% of the excess over the Company’s retention as stated in Exhibit D, to the maximum of the Automatic Acceptance Limits stated in Exhibit E, applicable to policies on lives with surnames commencing with the letters A to Z inclusive.

Company’s State of Domicile: Pennsylvania

Plans, Riders and Benefits:

Plan Identification	Exhibit Reference for Rates	Commencement Date	Termination Date

Guaranteed Level Term
10 Year Term	C-1	March 1, 2015
15 Year Term	C-1	March 1, 2015
20 Year Term	C-1	March 1, 2015

One Year Term	C-1	March 1, 2015

Flexible Choice Whole Life	C-1	March 1, 2015
Accelerated Death Benefit Rider	C-1	March 1, 2015
Flexible Protection Rider	C-1	March 1, 2015
Guaranteed Purchase Option	C-1	March 1, 2015
Supplemental Exchange Rider	C-1	March 1, 2015
Enhanced Permanent Paid Up Rider	C-1	March 1, 2015
Accelerated Permanent Paid Up Rider	C-1	March 1, 2015
Additional Insured Rider	C-1	March 1, 2015
Chronic Illness Accelerated Benefit Rider	C-1	March 1, 2015

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Exhibit A

(Effective January 1, 2019)

Plan Identification	Exhibit Reference for Rates	Commencement Date	Termination Date

Guaranteed Choice Whole Life	C-1	March 1, 2015	December 31, 2019
Accelerated Death Benefit Rider	C-1	March 1, 2015	December 31, 2019
Flexible Protection Rider	C-1	March 1, 2015	December 31, 2019
Guaranteed Purchase Option	C-1	March 1, 2015	December 31, 2019
Supplemental Exchange Rider	C-1	March 1, 2015	December 31, 2019
Enhanced Permanent Paid Up Rider	C-1	March 1, 2015	December 31, 2019
Accelerated Permanent Paid Up Rider	C-1	March 1, 2015	December 31, 2019
Additional Insured Rider	C-1	March 1, 2015	December 31, 2019
Chronic Illness Accelerated Benefit Rider	C-1	March 1, 2015	December 31, 2019

Guaranteed Protection UL	C-1	March 1, 2015
Accelerated Death Benefit Rider	C-1	March 1, 2015
Supplemental Exchange Rider	C-1	March 1, 2015
Guaranteed Increase Option	C-1	March 1, 2015
Additional Insured Rider	C-1	March 1, 2015
Chronic Illness Accelerated Benefit Rider	C-1	March 1, 2015

Guaranteed Protection UL 2014	C-1	March 1, 2015
Accidental Death Benefit Rider	C-1	March 1, 2015
Guaranteed Increase Option	C-1	March 1, 2015
Supplemental Exchange Rider	C-1	March 1, 2015
Accelerated Death Benefit Rider	C-1	March 1, 2015
Additional Insured Rider	C-1	March 1, 2015
Chronic Illness Accelerated Benefit Rider	C-1	March 1, 2015

Accumulation Builder Choice IUL	C-1	March 1, 2015
Supplemental Exchange Rider	C-1	March 1, 2015
Guaranteed Increase Option	C-1	March 1, 2015
Return of Premium Rider	C-1	March 1, 2015
Supplemental Term Insurance	C-1	March 1, 2015
Additional Insured Rider	C-1	March 1, 2015
Accelerated Death Benefit Rider	C-1	March 1, 2015
Chronic Illness Accelerated Benefit Rider	C-1	March 1, 2015

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Exhibit A

(Effective January 1, 2019)

Plan Identification	Exhibit Reference for Rates	Commencement Date	Termination Date

Diversified Growth VUL	C-1	March 1, 2015
Accelerated Death Benefit Rider	C-1	March 1, 2015
Guaranteed Increase Option	C-1	March 1, 2015
Supplemental Exchange Rider	C-1	March 1, 2015
Return of Premium Rider	C-1	March 1, 2015
Supplemental Term Insurance	C-1	March 1, 201 5
Additional Insured Rider	C-1	March 1, 201 5
Chronic Illness Accelerated Benefit Rider	C-1	March 1, 2015

Protection Guard UL	C-1	March 1, 2015
Accidental Death Benefit Rider	C-1	March 1, 2015
Guaranteed Increase Option	C-1	March 1, 2015
Supplemental Exchange Rider	C-1	March 1, 2015
Accelerated Death Benefit Rider	C-1	March 1, 2015
Additional insured Rider	C-1	March 1, 2015
Chronic Illness Accelerated Benefit	C-1	March 1, 2015

Survivorship Growth VUL	C-2	March 1, 2015
Flexible Period Single Life Term Rider	C-2	March 1, 2015
Policy Split Option	C-2	March 1, 2015
Enhanced Policy Split Option	C-2	March 1, 2015
Estate Preservation Term Insurance Rider	C-2	March 1, 2015
Estate Growth Benefit	C-2	March 1, 2015
Supplemental Exchange Rider	C-2	March 1, 2015
Return of Premium Rider	C-2	March 1, 2015
Enhanced Coverage Rider	C-2	March 1, 2015

All fully underwritten increases to permanent products (or riders) previously reinsured or fully retained	C-1 & C-2	March 1, 2015

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Exhibit A

(Effective January 1, 2019)

Plan Identification	Exhibit Reference for Rates	Commencement Date	Termination Date

Survivorship Choice Whole Life	C-2	April 2, 2018
Flexible Protection Rider	C-2	April 2, 2018
Enhanced Permanent Paid-up Benefit Rider	C-2	April 2, 2018
Accelerated Permanent Paid-up Benefit Rider	C-2	April 2, 2018
Accelerated Death Benefit Rider	C-2	April 2, 2018
Chronic Illness Accelerated Death Benefit Rider	C-2	April 2, 2018
Supplemental Exchange Rider	C-2	April 2, 2018
Estate Preservation Term Rider	C-2	April 2, 2018
Policy Split Option	C-2	April 2, 2018

Versatile Choice Whole Life	C-1	January 1, 2019
Accelerated Death Benefit Rider	C-1	January 1, 2019
Flexible Protection Rider	C-1	January 1, 2019
Guaranteed Purchase Option	C-1	January 1, 2019
Supplemental Exchange Rider	C-1	January 1, 2019
Enhanced Permanent Paid Up Rider	C-1	January 1, 2019
Accelerated Permanent Paid Up Rider	C-1	January 1, 2019
Additional Insured Rider	C-1	January 1, 2019
Chronic Illness Accelerated Benefit Rider	C-1	January 1, 2019

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Exhibit C-1

(Effective January 1, 2019)

Rates and Terms for Guaranteed Level Term (10, 15, 20)

One Year Term

Flexible Choice Whole Life

Guaranteed Choice Whole Life

Guaranteed Protection UL

Guaranteed Protection UL 2014

Accumulation Builder Choice IUL

Diversified Growth VUL

Protection Guard UL

All Fully Underwritten Increases to Permanent Products

    (or riders) previously reinsured or fully retained

Versatile Choice Whole Life

1.	Reinsurance Structure: YRT

2.	Age Basis: Age Nearest Birthday

3.	Premium Mode: Annual in Advance – Term and Whole Life Products

                                       Monthly in Advance – UL and VUL Products

4.	Billing Frequency: Monthly

5.	Premiums:

Basic Premiums:

The Company will pay to the Reinsurer a basic premium calculated by multiplying the net amount at risk of the Reinsured Policy, as defined in the Net Amounts At Risk provision of this Exhibit, by the appropriate rate from the 2008 VBT non-preferred S&U table, sex and smoker distinct ANB set of rates included at the end of this Exhibit, subject to the percentages shown below. The Company will continue to pay the appropriate premium to the Reinsurer as long as the Reinsured Policy is in force. Monthly rates are the yearly rates times 1/12.

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Exhibit C-1

(Effective January 1, 2019)

The following percentages will be applied to the reinsurance premiums payable hereunder:

First Year: 0% for all products, except for the One Year Term

Renewal Rates:

Guaranteed Level Term and One Year Term:

		Issue Age				Post Level Rates
Plan	Risk Class	<40	40-49	50-59	60-70
T1 and T10	Preferred Best NT	82%	69%	66%	57%	395%
	Preferred Plus NT	103%	87%	78%	63%	395%
	Preferred NT	121%	102%	89%	69%	395%
	Standard NT	166%	148%	115%	95%	395%
	Preferred TB	100%	93%	92%	82%	395%
	Standard TB	136%	124%	112%	101%	395%
T15	Preferred Best NT	67%	62%	61%	55%	395%
	Preferred Plus NT	84%	74%	68%	59%	395%
	Preferred NT	97%	89%	74%	64%	395%
	Standard NT	132%	133%	99%	82%	395%
	Preferred TB	89%	90%	83%	80%	395%
	Standard TB	126%	117%	103%	94%	395%
T20	Preferred Best NT	63%	58%	58%	59%	395%
	Preferred Plus NT	74%	67%	64%	62%	395%
	Preferred NT	86%	81%	73%	68%	395%
	Standard NT	120%	121%	91%	79%	395%
	Preferred TB	77%	81%	80%	76%	395%
	Standard TB	122%	115%	100%	89%	395%

Guaranteed Protection UL and Guaranteed Protection UL 2014:

		Issue Age
Gender	Risk Class	<40	40-49	50-59	60-69	70-79	80-85
Male	Preferred Plus NT	58%	53%	58%	57%	57%	59%
	Preferred NT	75%	67%	66%	61%	59%	64%
	Standard NT	92%	82%	72%	72%	70%	74%
	Preferred TB	83%	70%	78%	75%	61%	67%
	Standard TB	117%	92%	84%	86%	69%	71%
Female	Preferred Plus NT	55%	54%	60%	63%	67%	70%
	Preferred NT	71%	68%	69%	67%	70%	74%
	Standard NT	91%	75%	72%	78%	79%	84%
	Preferred TB	73%	64%	73%	76%	73%	84%
	Standard TB	111%	85%	75%	86%	79%	91%

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Exhibit C-1

(Effective January 1, 2019)

Flexible Choice Whole Life, Guaranteed Choice Whole Life, Accumulation Builder Choice IUL, Diversified Growth VUL, Protection Guard UL, and Versatile Choice Whole Life:

		Issue Age
Gender	Risk Class	<40	40-49	50-59	60-69	70-79	80-85
Male	Preferred Plus NT	67%	59%	63%	62%	61%	64%
	Preferred NT	82%	73%	73%	66%	63%	68%
	Standard NT	121%	106%	90%	88%	81%	85%
	Preferred TB	102%	84%	92%	87%	70%	78%
	Standard TB	152%	118%	106%	106%	80%	82%
Female	Preferred Plus NT	63%	62%	66%	69%	73%	76%
	Preferred NT	76%	74%	76%	73%	75%	79%
	Standard NT	119%	97%	90%	95%	91%	98%
	Preferred TB	89%	78%	86%	88%	84%	98%
	Standard TB	145%	109%	94%	106%	91%	106%

Table Extra Premiums/Multiple Extra Premiums:

The Reinsurer shall receive its proportionate share of any extra premiums payable due to additional mortality risk.

Table extra premiums are equal to 25% of the standard basic premium for each assessed table of extra mortality. The Multiple Extra Premium is developed by adding all Table Extra premiums to the standard basic premium.

Supplementary Rider(s):

For the supplementary riders specified in Exhibit A which are reinsured on a YRT basis, there will be no additional premium charge for rider coverage. Base reinsurance rates will apply to any increases in reinsured amounts generated by the riders.

Any acceleration under the Chronic Illness Accelerated Benefit Rider will be treated as a face amount decrease.

6.	Other Allowances:

On Multiple Extra Premiums: Not applicable

On Supplementary Riders: Not applicable

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Exhibit C-1

(Effective January 1, 2019)

On Flat Extra Premiums: When a flat extra premium is payable for 5 years or less, an allowance of 10% of the gross flat extra charged by the Company will be made each year. When a flat extra premium is payable for more than 5 years, an allowance of 100% of the gross flat extra charged by the Company will be made in the first year and an allowance of 10% in each year thereafter.

7.	Policy Fee: There is no policy fee applicable.

8.	Reinsured Net Amounts At Risk:

For Term Plans:

For term plans, the net amount at risk will be based on the reinsured face amount.

For Permanent Plans:

For Permanent Plans, the reinsured net amount at risk will be the difference between the reinsured death benefit amount and the cash value applicable to the reinsured death benefit amount. The reinsured death benefit amount is the initial amount reinsured under this Agreement or as reset by subsequent contractual increases or fully underwritten increases. For reinsured net amount at risk purposes, the cash value is that which is in effect for each reinsurance premium accounting period.

Fluctuations in the amount at risk caused by the normal workings of the cash value fund in will be shared proportionately between the Company and the Reinsurer.

9.	Rate Basis: The rates in this subsection are on a non-participating basis.

10.

Rate Guarantee: The reinsurance rates set out in this Exhibit are guaranteed for the first policy year. In subsequent policy years, the Reinsurer reserves the right to increase the premiums for reinsurance but not above the greater of the guaranteed premium charged to the policyholder or the statutory net valuation premium applicable to the Reinsured Policies after increase.

The Reinsurer shall provide ninety (90) days written notice to the Ceding Company, stating that it is exercising its right to increase reinsurance premium rates on Reinsured Policies reinsured under this Agreement. The rate increase will be effective on the first date that reinsurance premium is due following the expiration of the ninety (90) day notice period. If the Reinsurer exercises its right to increase reinsurance premiums under this Agreement in an amount greater than that required to ensure that the Reinsurer will participate in its share of any increases in premium rates, costs, charges or fees as implemented by the Company for the Reinsured Policies, the Company may recapture all of the Reinsured Policies on which reinsurance rates have been increased regardless of the Reinsured Policies’ duration in force. If the Company elects to recapture reinsurance under this provision, unearned premiums, net of outstanding balances, will be paid by the party with the positive balance. Each Reinsured Policy will be recaptured on the first date that reinsurance premium is due following the expiration of the ninety (90) day notice period.

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Exhibit C-1

(Effective January 1, 2019)

11.	Deficiency Reserves: No deficiency reserves will be held by the Reinsurer for the Reinsured Policies.

12.	Minimum Recapture Period:

Guaranteed Level Term (10, 15, 20): At the end of the level premium period

All Other Products: 20 Years

13.

YRT Rates For Conversions: The YRT rates applicable for conversions to permanent plans will be the 2008 VBT (non-preferred, S&U, ANB) rates, using point-in-scale, times the following percentages, in all years:

Preferred Best NT	68%
Preferred Plus NT	73%
Preferred NT	78%
Standard NT	92%
Preferred TB	85%
Standard TB	107%

If a term policy issued by the Company and reinsured under the terms of this Agreement converts to a permanent plan issued by The Penn Insurance and Annuity Company (“PIA”), the reinsurance will remain in effect with the Reinsurer and will be reinsured under YRT Reinsurance Agreement I553200US-15 effective March 1, 2015 made between the Reinsurer and PIA. The YRT rates applicable for such term conversions are those specified above.

14.	Conditions Requiring Claims Consultation: Before conceding liability or making settlement to the claimant, the Company will seek the Reinsurer’s recommendation if:

a)	The claim occurs during the contestable period and the Company is not contesting the claim; or

b)	The death occurs outside of the United States or Canada; or

c)	The claim is one for which there is no body, i.e. the insured is missing and presumed dead.

15.	Special Conditions: None

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Amendment 6 to Automatic Self Administered YRT Reinsurance Agreement #1553176US-15 effective March 1, 2015 between THE PENN MUTUAL LIFE INSURANCE COMPANY of Horsham, Pennsylvania (“the Company”) and SWISS RE LIFE & HEALTH AMERICA INC. of Jefferson City, Missouri (“the Reinsurer”).

Effective April 1, 2019, Exhibit A, Business Covered, is revised as attached and Exhibit C-3, Rates and Terms, is added as attached in order to add reinsurance coverage for the Protection Non-Convertible Term (10, 15, 20, 30 Year) products and the Guaranteed Convertible Term (10,1 5, 20, 30 Year) products.

Effective December 31, 2019, Exhibit A is amended as attached in order to terminate the Guaranteed Level Term (10, 15, 20 Year) products for new reinsurance business. Existing inforce reinsurance business-will remain in full force and effect under the terms of the Reinsurance Agreement. Any policy change, reinstatement, increase, replacement, or conversion of an existing inforce policy following December 31, 2019 will continue to be reinsured in the manner provided for in the Reinsurance Agreement.

All other provisions of the Reinsurance Agreement will continue unchanged.

Made and hereby executed by both parties.

THE PENN MUTUAL INSURANCE COMPANY

By:	/s/ Michael Nyszczot	By:	/s/ Andrew W. Martin
Title:	AVP, UW & Mortality Mgmt	Title:	VP, Product Management
Date:	March 26, 2019	Date:	March 26, 2019

SWISS RE LIFE & HEALTH AMERICA INC.

By:	/s/ Audrey Chervansky	By: ‘	/s/ Joseph Lapine
Title:	Vice President	Title:	SVP
Date:	March 25, 2019	Date:	March 26, 2019

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Exhibit A

(Effective April 1, 2019)

Business Covered

Agreement Effective Date:

March 1, 2015. The commencement dates for specific plans are shown below.

Coverage:

The policies on the plans shown below which have policy issue dates falling in the period that begins with the Commencement Date and ends with the Termination Date and that qualify for automatic reinsurance are covered according to the Basis specified below, provided that the policies are issued to citizens of the United States or Canada or legal permanent residents thereof or High Net Worth Foreign Nationals meeting the program requirements specified in Exhibit G. Policies may be backdated up to 6 months to save age.

Basis:

50% of the excess over the Company’s retention as stated in Exhibit D, to the maximum of the Automatic Acceptance Limits stated in Exhibit E, applicable to policies on lives with surnames commencing with the letters A to Z inclusive.

Company’s State of Domicile: Pennsylvania

Plans, Riders and Benefits:

Plan Identification	Exhibit Reference for Rates	Commencement Date	Termination Date

Guaranteed Level Term
10 Year Term	C-1	March 1, 2015	December 31, 2019
15 Year Term	C-1	March 1, 2015	December 31, 2019
20 Year Term	C-1	March 1, 2015	December 31, 2019

One Year Term	C-1	March 1, 2015

Flexible Choice Whole Life	C-1	March 1, 2015
Accelerated Death Benefit Rider	C-1	March 1, 2015
Flexible Protection Rider	C-1	March 1, 2015
Guaranteed Purchase Option	C-1	March 1, 2015
Supplemental Exchange Rider	C-1	March 1, 2015
Enhanced Permanent Paid Up Rider	C-1	March 1, 2015
Accelerated Permanent Paid Up Rider	C-1	March 1, 2015
Additional Insured Rider	C-1	March 1, 2015
Chronic Illness Accelerated Benefit Rider	C-1	March 1, 2015

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Exhibit A

(Effective April 1, 2019)

Plan Identification	Exhibit Reference for Rates	Commencement Date	Termination Date

Guaranteed Choice Whole Life	C-1	March 1, 2015	December 31, 2019
Accelerated Death Benefit Rider	C-1	March 1, 2015	December 31, 2019
Flexible Protection Rider	C-1	March 1, 2015	December 31, 2019
Guaranteed Purchase Option	C-1	March 1, 2015	December 31, 2019
Supplemental Exchange Rider	C-1	March 1, 2015	December 31, 2019
Enhanced Permanent Paid Up Rider	C-1	March 1, 2015	December 31, 2019
Accelerated Permanent Paid Up Rider	C-1	March 1, 2015	December 31, 2019
Additional Insured Rider	C-1	March 1, 2015	December 31, 2019
Chronic Illness Accelerated Benefit Rider	C-1	March 1, 2015	December 31, 2019

Guaranteed Protection UL	C-1	March 1, 2015
Accelerated Death Benefit Rider	C-1	March 1, 2015
Supplemental Exchange Rider	C-1	March 1, 2015
Guaranteed Increase Option	C-1	March 1, 2015
Additional Insured Rider	C-1	March 1, 2015
Chronic Illness Accelerated Benefit Rider	C-1	March 1, 2015

Guaranteed Protection UL 2014	C-1	March 1, 2015
Accidental Death Benefit Rider	C-1	March 1, 2015
Guaranteed Increase Option	C-1	March 1, 2015
Supplemental Exchange Rider	C-1	March 1, 2015
Accelerated Death Benefit Rider	C-1	March 1, 2015
Additional Insured Rider	C-1	March 1. 2015
Chronic Illness Accelerated Benefit Rider	C-1	March 1, 2015

Accumulation Builder Choice IUL	C-1	March 1, 2015
Supplemental Exchange Rider	C-1	March 1, 2015
Guaranteed Increase Option	C-1	March 1, 2015
Return of Premium Rider	C-1	March 1, 2015
Supplemental Term Insurance	C-1	March 1, 2015
Additional Insured Rider	C-1	March 1, 2015
Accelerated Death Benefit Rider	C-1	March 1, 2015
Chronic Illness Accelerated Benefit Rider	C-1	March 1, 2015

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Exhibit A

(Effective April 1, 2019)

Plan Identification	Exhibit Reference for Rates	Commencement Date	Termination Date

Diversified Growth VUL	C-1	March 1, 2015
Accelerated Death Benefit Rider	C-1	March 1, 2015
Guaranteed Increase Option	C-1	March 1, 2015
Supplemental Exchange Rider	C-1	March 1, 2015
Return of Premium Rider	C-1	March 1, 2015
Supplemental Term Insurance	C-1	March 1, 2015
Additional Insured Rider	C-1	March 1, 2015
Chronic Illness Accelerated Benefit Rider	C-1	March 1, 2015

Protection Guard UL	C-1	March 1, 2015
Accidental Death Benefit Rider	C-1	March 1, 2015
Guaranteed Increase Option	C-1	March 1, 2015
Supplemental Exchange Rider	C-1	March 1, 2015
Accelerated Death Benefit Rider	C-1	March 1, 2015
Additional Insured Rider	C-1	March 1, 2015
Chronic Illness Accelerated Benefit	C-1	March 1, 2015

Survivorship Growth VUL	C-2	March 1, 2015
Flexible Period Single Life Term Rider	C-2	March 1, 2015
Policy Split Option	C-2	March 1, 2015
Enhanced Policy Split Option	C-2	March 1, 2015
Estate Preservation Term Insurance Rider	C-2	March 1, 2015
Estate Growth Benefit	C-2	March 1, 2015
Supplemental Exchange Rider	C-2	March 1, 2015
Return of Premium Rider	C-2	March 1, 2015
Enhanced Coverage Rider	C-2	March 1, 2015

All fully underwritten increases to permanent products (or riders) previously reinsured or fully retained	C-1 & C-2	March 1, 2015

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Exhibit A

(Effective April 1, 2019)

Plan Identification	Exhibit Reference for Rates	Commencement Date	Termination Date

Survivorship Choice Whole Life	C-2	April 2, 2018
Flexible Protection Rider	C-2	April 2, 2018
Enhanced Permanent Paid-up Benefit Rider	C-2	April 2, 2018
Accelerated Permanent Paid-up Benefit Rider	C-2	April 2, 2018
Accelerated Death Benefit Rider	C-2	April 2, 2018
Chronic Illness Accelerated Death Benefit Rider	C-2	April 2, 2018
Supplemental Exchange Rider	C-2	April 2, 2018
Estate Preservation Term Rider	C-2	April 2, 2018
Policy Split Option	C-2	April 2, 2018

Versatile Choice Whole Life	C-1	January 1, 2019
Accelerated Death Benefit Rider	C-1	January 1, 2019
Flexible Protection Rider	C-1	January 1, 2019
Guaranteed Purchase Option	C-1	January 1, 2019
Supplemental Exchange Rider	C-1	January 1, 2019
Enhanced Permanent Paid Up Rider	C-1	January 1, 2019
Accelerated Permanent Paid Up Rider	C-1	January 1, 2019
Additional Insured Rider	C-1	January 1, 2019
Chronic Illness Accelerated Benefit Rider	C-1	January 1, 2019

Protection Non-Convertible Term	C-3	April 1, 2019
10 Year Term	C-3	April 1, 2019
15 Year Term	C-3	April 1, 2019
20 Year Term	C-3	April 1, 2019
30 Year Term	C-3	April 1, 2019

Guaranteed Convertible Term	C-3	April 1, 2019
10 Year Term	C-3	April 1, 2019
15 Year Term	C-3	April 1, 2019
20 Year Term	C-3	April 1, 2019
30 Year Term	C-3	April 1, 2019

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Exhibit C-3

(Effective April 1, 2019)

Rates and Terms for Protection Non-Convertible Term (10, 15, 20, 30)

                                         Guaranteed Convertible Term (10, 15, 20, 30)

1.	Reinsurance Structure: YRT

2.	Age Basis: Age Nearest Birthday

3.	Premium Mode: Annual in Advance

4.	Billing Frequency: Monthly

5.	Premiums:

Basic Premiums:

The Company will pay to the Reinsurer a basic premium calculated by multiplying the net amount at risk of the Reinsured Policy, as defined in the Net Amounts At Risk provision of this Exhibit, by the appropriate rate from the 2015 VBT Primary Select & Ultimate Table, sex and smoker distinct ANB set of rates included at the end of this Exhibit, subject to the percentages shown below. The Company will continue to pay the appropriate premium to the Reinsurer as long as the Reinsured Policy is in force.

The following percentages will be applied to the reinsurance premiums payable hereunder:

First Year: 0%

Renewal Rates:

Plan	Risk Class	Issue Age				Post Level Rates
		<40	40-49	50-59	60+
T10	Preferred Plus NT	95%	72%	70%	66%	565%
	Preferred NT	124%	95%	87%	76%
	Select NT	147%	112%	100%	84%
	Standard NT	182%	147%	117%	104%
	Preferred TB	112%	94%	95%	92%
	Standard TB	149%	123%	114%	111%
T15	Preferred Plus NT	75%	62%	63%	61%	490%
	Preferred NT	97%	77%	73%	68%
	Select NT	113%	94%	80%	75%
	Standard NT	140%	127%	97%	87%
	Preferred TB	96%	88%	83%	86%
	Standard TB	133%	112%	101%	99%

A6-I553176US-15 (04-01-19)	Page 6
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Exhibit C-3

(Effective April 1, 2019)

Plan	Risk Class	Issue Age				Post Level Rates
		<40	40-49	50-59	60+
T20	Preferred Plus NT	71%	60%	61%	67%	430%
	Preferred NT	87%	71%	70%	73%
	Select NT	102%	87%	80%	81%
	Standard NT	129%	118%	91%	85%
	Preferred TB	85%	81%	81%	84%
	Standard TB	131%	112%	100%	96%
T30	Preferred Plus NT	67%	56%	57%		425%
	Preferred NT	82%	67%	65%
	Select NT	96%	82%	75%
	Standard NT	121%	110%	85%
	Preferred TB	79%	75%	76%
	Standard TB	123%	105%	93%

Table Extra Premiums/Multiple Extra Premiums:

The Reinsurer shall receive its proportionate share of any extra premiums payable due to additional mortality risk.

Table extra premiums are equal to 25% of the standard basic premium for each assessed table of extra mortality. The Multiple Extra Premium is developed by adding all Table Extra premiums to the standard basic premium.

Supplementary Rider(s):

Not applicable.

6.	Other Allowances:

On Multiple Extra Premiums: Not applicable

On Supplementary Riders: Not applicable

On Flat Extra Premiums: When a flat extra premium is payable for 5 years or less, an allowance of 10% of the gross flat extra charged by the Company will be made each year. When a flat extra premium is payable for more than 5 years, an allowance of 100% of the gross flat extra charged by the Company will be made in the first year and an allowance of 10% in each year thereafter.

7.	Policy Fee: There is no policy fee applicable.

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Exhibit C-3

(Effective April 1, 2019)

8.	Reinsured Net Amounts At Risk: For term plans, the net amount at risk will be based on the reinsured face amount.

9.	Rate Basis: The rates in this subsection are on a non-participating basis.

10.

Rate Guarantee: The reinsurance rates set out in this Exhibit are guaranteed for the first policy year. In subsequent policy years, the Reinsurer reserves the right to increase the premiums for reinsurance but not above the greater of the guaranteed premium charged to the policyholder or the statutory net valuation premium applicable to the Reinsured Policies after increase.

The Reinsurer shall provide ninety (90) days written notice to the Ceding Company, stating that it is exercising its right to increase reinsurance premium rates on Reinsured Policies reinsured under this Agreement. The rate increase will be effective on the first date that reinsurance premium is due following the expiration of the ninety (90) day notice period. If the Reinsurer exercises its right to increase reinsurance premiums under this Agreement in an amount greater than that required to ensure that the Reinsurer will participate in its share of any increases in premium rates, costs, charges or fees as implemented by the Company for the Reinsured Policies, the Company may recapture all of the Reinsured Policies on which reinsurance rates have been increased regardless of the Reinsured Policies’ duration in force. If the Company elects to recapture reinsurance under this provision, unearned premiums, net of outstanding balances, will be paid by the party with the positive balance. Each Reinsured Policy will be recaptured on the first date that reinsurance premium is due following the expiration of the ninety (90) day notice period.

11.	Deficiency Reserves: No deficiency reserves will be held by the Reinsurer for the Reinsured Policies.

12.	Minimum Recapture Period:

At the end of the level premium period

13.	YRT Rates For Conversions: Reinsurance of term conversions will be provided at the point- in-scale reinsurance rates applicable to the permanent product to which they convert.

14.	Conditions Requiring Claims Consultation: Before conceding liability or making settlement to the claimant, the Company will seek the Reinsurer’s recommendation if:

a)	The claim occurs during the contestable period and the Company is not contesting the claim; or

b)	The death occurs outside of the United States or Canada; or

c)	The claim is one for which there is no body, i.e. the insured is missing and presumed dead.

15.	Special Conditions: None

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